                                                                   EXHIBIT 10.26

                          FOR REFERENCE PURPOSES ONLY
  [COMPOSITE CONFORMED COPY REFLECTING FIRST AMENDMENT AND WAIVER DATED 12TH JANUARY, 1996, THE SECOND AMENDMENT AND WAIVER DATED 8TH MARCH, 1996 AND THE
              THIRD AMENDMENT AND WAIVER DATED 29TH MARCH, 1996.]

                           DATED 30TH NOVEMBER, 1995

                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.
                        EURO EXIDE CORPORATION LIMITED
                             EXIDE HOLDING EUROPE
                  SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.
                             AS THE LEAD BORROWERS


                        BANKERS TRUST INTERNATIONAL PLC
                               AS LEAD ARRANGER


                             BANKERS TRUST COMPANY
            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                               BANK OF MONTREAL
                          CITIBANK INTERNATIONAL PLC
                                AS UNDERWRITERS


                     BANK OF AMERICA INTERNATIONAL LIMITED
                               BANK OF MONTREAL
                          CITIBANK INTERNATIONAL PLC
                                AS CO-ARRANGERS


                             BANKERS TRUST COMPANY
                                   AS AGENT


                             BANKERS TRUST COMPANY
                               AS SECURITY AGENT

                                      AND

                         THE LENDERS DESCRIBED HEREIN

                    ______________________________________
                             FACILITIES AGREEMENT
                               FF 2,569,000,000
                    ______________________________________

O'MELVENY & MYERS                                           ASHURST MORRIS CRISP
10 Finsbury Square                                               Broadwalk House
London EC2A 1LA                                                  5 Appold Street
                                                                 London EC2A 2HA
Tel: +44 171 256 8451                                      Tel: +44 171 638 1111
Fax: +44 171 638 8205                                      Fax: +44 171 972 7990

                               TABLE OF CONTENTS
                               -----------------

1.   INTERPRETATION...........................................................1
     --------------

2.   THE FACILITIES..........................................................44
     --------------

3.   PARTICIPATION OF LENDERS................................................47
     ------------------------

4.   CONDITIONS PRECEDENT....................................................52
     --------------------

5.   DRAWDOWN PROCEDURES AND SELECTION AND AMOUNT OF CURRENCIES,
     -----------------------------------------------------------
     ETC.....................................................................58
     ---

6.   REPAYMENT ..............................................................70
     ---------

7.   PREPAYMENT AND CANCELLATION.............................................71
     ---------------------------

8.   INTEREST................................................................75
     --------

9.   PAYMENTS................................................................79
     --------

10.  CHANGE IN CIRCUMSTANCES.................................................82
     -----------------------

11.  FEES, EXPENSES AND STAMP DUTIES.........................................84
     -------------------------------

12.  REPRESENTATIONS AND WARRANTIES..........................................86
     ------------------------------

13.  UNDERTAKINGS............................................................93
     ------------

14.  EVENTS OF DEFAULT......................................................118
     -----------------

15.  GUARANTEE..............................................................128
     ---------

16.  THE AGENT AND THE OTHER FINANCE PARTIES................................132
     ---------------------------------------

17.  EVIDENCE OF INDEBTEDNESS...............................................139
     ------------------------

18.  APPLICATION OF MONEYS..................................................140
     ---------------------

19.  PRO RATA PAYMENTS......................................................140
     -----------------

20.  SET-OFF................................................................141
     -------

21.  NOTICES................................................................141
     -------

22.  NO IMPLIED WAIVERS.....................................................142
     ------------------

23.  INVALIDITY OF ANY PROVISION............................................142
     ---------------------------

24.  CONFIDENTIALITY........................................................143
     ---------------

                                      (i)

25.  CHANGES TO PARTIES.....................................................143
     ------------------

26.  LENDER DECISIONS.......................................................146
     ----------------

27.  INDEMNITIES............................................................146
     -----------

28.  CERTIFICATES CONCLUSIVE................................................148
     -----------------------

29.  GOVERNING LAW..........................................................148
     -------------

30.  JURISDICTION...........................................................148
     ------------

31.  COUNTERPARTS...........................................................149
     ------------

SCHEDULES
- ---------

Schedule 1     Commitments and Lending Offices

Schedule 2     Repayment Schedule

Schedule 3     List of Initial Tranche B Borrowers and Guarantors

Schedule 4     Form of Drawdown Request

Schedule 5     Structure of Borrowing Group

Schedule 6     Mandatory Liquid Asset Costs

Schedule 7     Form of Gearing Ratio Certificate

Schedule 8     Form of Deed of Accession

Schedule 9     Form of Transfer Certificate

Schedule 10    Form of Banesto Term Letter of Credit

Schedule 11    Indebtedness to be Refinanced (Tranche B)

Schedule 12    Continuing Indebtedness

Schedule 13    Form of Assignment and Assumption Agreement

Schedule 14    Schedule of Turnover and Assets

                                     (ii)

THIS AGREEMENT ("AGREEMENT") is made on 30th November, 1995

BETWEEN:-

(1) COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A., a societe anonyme organised under the laws of France with its registered office at 5-7 allee des Pierres Mayettes, 92636 Gennevilliers, France ("CEAC");

(2) EURO EXIDE CORPORATION LIMITED, a limited company organised under the laws of England with its registered office at Exide House, Atlantic Square, Station Road, Witham, Essex CM8 2TL, England ("EURO EXIDE");

(3) EXIDE HOLDING EUROPE, a societe anonyme (as successor to Exide Holdings France S.A.) organised under the laws of France with its registered office at 5-7 allee des Pierres Mayettes, 92636 Gennevilliers, France ("EHE");

(4) SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A., a sociedad anonima organised under the laws of Spain with its registered office at Condesa de Venadito, 1, 28027 Madrid, Spain ("TUDOR");

(5)    BANKERS TRUST INTERNATIONAL PLC, as Lead Arranger;

(6) BANKERS TRUST COMPANY, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF MONTREAL AND CITIBANK INTERNATIONAL PLC, as Underwriters;

(7) BANK OF AMERICA INTERNATIONAL LIMITED, BANK OF MONTREAL AND CITIBANK INTERNATIONAL PLC, as Co-Arrangers;

(8)    BANKERS TRUST COMPANY, as Agent;

(9)    BANKERS TRUST COMPANY, as Security Agent; and

(10)   THE LENDERS DESCRIBED HEREIN.


IT IS AGREED AS FOLLOWS:-

1.        INTERPRETATION.
          --------------

1         Definitions
          -----------

          In this Agreement, unless the context requires otherwise, the following expressions shall have the following meanings:-

          "ACCEPTABLE ACCOUNTING JURISDICTION" means any country which, as at the Third Amendment Effective Date, is a full member of the European Union;

          "ACCOUNTING QUARTER" means, subject to Clause 13.3.6, each successive financial period of the Borrowing Group consisting of three consecutive months

          (as the term "months" is used in the second proviso to the definition thereof set forth herein), which quarter shall in each case comprise one such period of five weeks and two such periods of four weeks;

          "ACCOUNTANTS REPORT" means collectively (i) the report in the agreed terms written by Arthur Andersen referring to the Business of CEAC and its subsidiaries, and various related matters, (ii) the letter of Arthur Andersen dated 25 May, 1995 regarding the consolidated profit and loss account of Tudor for the year ended December 31, 1994 classified by designation of expenses and revenues, (iii) the report in the agreed terms written by Arthur Andersen with respect to the pro forma consolidated financial statements of the Borrowing Group for the Accounting Reference Period ended March 31, 1995 and (iv) the report in the agreed terms written by Arthur Andersen summarising the status of the audit of the financial statements of Euro Exide and its subsidiaries for the Accounting Reference Period ended March 31, 1995;

          "ACCOUNTING REFERENCE PERIOD" means, in respect of the Borrowing Group and/or its respective members, as the context requires, each successive financial year ending on or about 31st December or 31st March, as the case may be, as such ending date may be altered in accordance with Clause 13.3.6;

          "ACQUIRING GROUP" has the meaning given to it in Clause 13.2.8;

          "ADDITIONAL BORROWER" means any person which becomes an additional Borrower in respect of the relevant Facility or Facilities by virtue of Clause 2.2.4;

          "ADVANCE" means the principal amount of each borrowing made or to be made by a Borrower under any of the Facilities (and includes a Deemed Advance and a WCP Advance) or, as the context requires, the principal amount thereof for the time being outstanding, and "TRANCHE A TERM ADVANCE", "TRANCHE B MULTICURRENCY TERM ADVANCE", "TRANCHE B MULTICURRENCY REVOLVING ADVANCE" and "ADVANCES" shall be construed accordingly;

          "AGENT" means Bankers Trust Company acting in its capacity as agent for the Lenders or such other agent for the Lenders as shall be appointed pursuant to Clause 16.9;

          "AS" means the lawful currency from time to time of Austria.

          "APPROVED ACCOUNTING PRINCIPLES" means, subject to Clause 13.3.10, together, CEAC Approved Accounting Principles, EHE Approved Accounting Principles, Euro Exide Approved Accounting Principles, Tudor Approved Accounting Principles and, to the extent at the relevant time there is any Borrowing Sub-Group other than the CEAC Group, Euro Exide Group or Tudor Group that has given notice pursuant to sub-clause (a)(iv)(y) of this definition below, such accounting principles, standards and practices as are generally accepted in the accounting profession in the jurisdiction of incorporation or organisation of the Sub-Group Holding Company for such Borrowing Sub-Group; and, unless otherwise specified,

                    (a) the Approved Accounting Principles in respect of any member or members of:-

                    (i) the CEAC Group shall be CEAC Approved Accounting Principles,

                    (ii) the Euro Exide Group shall be Euro Exide Approved Accounting Principles,

                    (iii) the Tudor Group shall be Tudor Approved Accounting Principles, and

                    (iv) any other Borrowing Sub-Group (x) that has not validly given notice pursuant to (y) below, shall be EHE Approved Accounting Principles, or (y) in respect of which the Borrowers' Agent has notified the Agent, no later than sixty days after the transfer to EHE of the shares of the Sub-Group Holding Company for that Borrowing Sub-Group, that both such Sub-Group Holding Company is incorporated in an Acceptable Accounting Jurisdiction and such Borrowing Sub-Group will be preparing its accounts according to local generally accepted accounting principles, shall be such accounting principles, standards and practices as are generally accepted in the accounting profession in the jurisdiction of incorporation or organisation of such Sub-Group Holding Company, and

                    (b) the Approved Accounting Principles in respect of the Borrowing Group shall be EHE Approved Accounting Principles;

          "ASSETS" means, in relation to a persons or persons under:-

          (a) EHE Approved Accounting Principles or CEAC Approved Accounting Principles, assets (actif) less amortisation and depreciation (amortissements) and provisions (provisions) determined in accordance with such Approved Accounting Principles for such person or, on a consolidated basis, for such persons (as the case may be);

          (b) Euro Exide Approved Accounting Principles, assets less amortisation and depreciation and provisions determined in accordance with such Approved Accounting Principles for such person or, on a consolidated basis, for such persons (as the case may be); and

          (c) Tudor Approved Accounting Principles, activo menos amortizacion acumulada determined in accordance with such Approved Accounting Principles for such person or, on a consolidated basis, for such persons (as the case may be); and

          (d) any other Approved Accounting Principles, the accounting definition of Asset corresponding most closely to the foregoing under such Approved Accounting Principles;

          "AUDITORS" means such firm of accountants as the Borrowers may appoint in compliance with the provisions of Clause 13.3.3;

          "AVAILABILITY PERIOD" means the period commencing on the date of this Agreement and ending on:-

          (a) in the case of the Tranche A Term Facility, the earlier of (i) 60 days after the date of this Agreement, (ii) the date on which the Tranche A Term Commitments are terminated in full and (iii) the Initial Drawdown Date;

          (b) in the case of the Tranche B Multicurrency Term Facility, the earlier of (i) 60 days after the date of this Agreement, (ii) the date on which the Tranche B Multicurrency Term Commitments are terminated in full and (iii) the Initial Drawdown Date; and

          (c) in the case of the Tranche B Multicurrency Revolving Facility, the earlier of (i) 30th September 2002, (ii) the date on which the Tranche B Multicurrency Revolving Commitments are terminated in full, and (iii) if the Initial Drawdown Date does not occur on or before 60 days after the date of this Agreement, such 60th day;

          "AVAILABLE CURRENCY" means BF, DEM, ESP, FF, GBP, ITL and USD and, subject to the provisions of Clause 5.1.7, any other currency freely available to all the Lenders in which dealings regularly occur in the London interbank market, provided that the Agent has, prior to selection of such currency, confirmed such availability to the Borrowers' Agent;

          "BANESTO" means La Corporacion Industrial y Financiera de Banesto S.A., a company organised under the laws of the Kingdom of Spain;

          "BANESTO TERM LETTER OF CREDIT" means a letter of credit denominated in ESP issued to Banesto as beneficiary by an Issuing Lender at the request of the Borrowers' Agent and made on behalf of Tudor to support its obligations in respect of the Tudor Convertible Bonds held by Banesto on the date of this Agreement, and includes any replacement Banesto Term Letter of Credit issued in accordance with Clause 5.3.4;

          "BANESTO TERM LETTER OF CREDIT OUTSTANDINGS" means, at any time, the maximum aggregate liability of the Issuing Lender under the Banesto Term Letter of Credit, such liability being calculated by the relevant Issuing Lender on the basis of its discharge in due course of its liabilities under the Banesto Term Letter of Credit;

          "BF" means the lawful currency from time to time of the Kingdom of Belgium;

          "BORROWERS" means (without duplication) each of the Lead Borrowers and the Tranche B Borrowers (including the Additional Borrowers) and "BORROWER" means any one of them;

          "BORROWERS' AGENT" means EHE;

          "BORROWING GROUP" means (without duplication) the Lead Borrowers and their respective subsidiaries;

          "BORROWING LIMIT" means, for each of the Borrowers, the respective limits set forth for each of the Facilities in Clause 5.1.2(a);

          "BORROWING SUB-GROUP" means each of (i) the CEAC Group, (ii) the Tudor Group, (iii) the Euro Exide Group and (iv) any direct subsidiary of EHE (other than, to the extent applicable, CEAC, EF, Euro Exide and Tudor) together with the subsidiaries from time to time of such direct subsidiary;

          "BUSINESS" means the business of the Parent's subsidiaries in Europe as described in pp. 41-53 of the Parent's Prospectus dated 28th September, 1995 relating to its offer to exchange its 10% Senior Exchange Notes due 2005 for 10% Senior Notes due 2005;

          "BUSINESS DAY" means, in respect of each Available Currency, a day (other than a Saturday, Sunday or public holiday) which is a day on which banks are open for dealings in such Available Currency in the London interbank market and on which banks are open for business (and are not permitted by law to remain closed) in the place where the main domestic market for such Available Currency is situated;

          "BUSINESS PLAN" means a set of five year financial projections, together with the assumptions forming the basis thereof, prepared by the management of EHE in respect of the consolidated operations of EHE and its subsidiaries after the Reorganisation;

          "CAPITAL EXPENDITURE" means in relation to a person or group of persons, expenditure treated as expenditure in respect of tangible fixed assets (including, for the avoidance of doubt, plant and equipment) in accordance with the applicable Approved Accounting Principles and determined for such person or, on a consolidated basis, for such persons (as the case may be);

          "CAPITAL STOCK" has the meaning given to it in each of the Indentures;

          "CASH ADVANCE" means an Advance under any Facility (including any WCP Facility) in which cash is advanced to a Borrower;

          "CASHFLOW" means, in respect of the relevant testing period in relation to a person or group of persons under the applicable Approved Accounting Principles:

               EBITDA:

               PLUS    (a)    decreases in Working Capital during the relevant
                              period, and losses on fixed asset disposals during the relevant period to the extent that they have already been deducted in calculating EBITDA;

                       (b) increases in provisions to the extent not previously taken into account in Working Capital (other than deferred tax provisions), to the extent not previously added back in calculating EBITDA;

                       (c) proceeds from the issuance of shares of capital stock;

                       (d) cash income constituting extraordinary or exceptional items;

                       (e) Net Cash Proceeds of disposals during the relevant period, if positive, to the extent not reflected in calculating EBITDA; and

                       (f) in the case of EHE only (and to the extent not otherwise included in EBITDA), any payments made to EHE pursuant to the terms of the Tax Integration Agreement and all payments made to EHE under the CEAC Demand Note and any Financial Indebtedness owed by a subsidiary of EHE to EHE;

               MINUS   (g)    increases in Working Capital during the relevant
                              period, and gains on fixed asset disposals during the relevant period to the extent that they have already been taken into account in calculating
                              EBITDA;

                       (h) Capital Expenditures paid during the relevant period (to the extent not previously taken into account in calculating EBITDA);

                       (i)    Tax paid during the relevant period;


                       (j) in the case of EHE only, (i) the remainder of (x) Total Debt Service, to the extent paid in cash, in respect of Financial Indebtedness under the Finance Documents (but not including payments in respect of the EHE Subsidiary Note, any note issued pursuant to Clause 13.2.8(i) or any note from EHE described in Clause 13.2.8(k)) less (y) amounts received pursuant to EHE Debt Service Loans and (ii) Total Debt Service, to the extent paid in cash, in respect of EHE Post-Closing Indebtedness;

                       (k) in the case of CEAC, Tudor and Euro Exide only, Total Debt Service, to the extent paid in cash, in respect of (i) Financial Indebtedness under the Finance Documents (but not including payments in respect of the CEAC Demand Note and any Financial Indebtedness owed by a subsidiary of EHE to EHE) and (ii) Continuing Indebtedness, and amounts advanced to EHE pursuant to EHE Debt Service Loans;

                       (l) the sum of prepayments pursuant to Clauses 7.1 (to the extent applied pursuant to the provisions hereof to Tranche A Term Advances or Tranche B Multicurrency Term Advances only) and 7.3;

                       (m) cash expenses constituting extraordinary or exceptional items (including, without limitation, all cash expenses in connection with the Restructuring and including, for the avoidance of doubt, any expenses for or in connection with the investment described in clause (xiii) of the definition of "Permitted Investment" herein);

                       (n) decreases in provisions to the extent not previously taken into account in Working Capital (other than deferred tax provisions), if not previously deducted in calculating EBITDA;

                       (o) Net Cash Proceeds of disposals during the relevant period, if negative, to the extent not reflected in calculating EBITDA;

                       (p) in the case of the CEAC Group only, the CEAC extraordinary distribution described in Clause 4.1.1(g); and

                       (q) in the case of Euro Exide only, payments by Euro Exide referred to in Clause 7.1(a) of the Master Agreement to the extent not previously deducted in calcuating EBITDA;

          and determined in accordance with such Approved Accounting Principles for such person or, on a consolidated basis, for such persons (as the case may be);

          "CEAC" has the meaning given to it in the introduction to this Agreement;

          "CEAC APPROVED ACCOUNTING PRINCIPLES" means such accounting principles, standards and practices as are generally accepted in the accounting profession in France from time to time, consistently applied;

          "CEAC DEMAND NOTE" means an unsubordinated unsecured demand promissory note or other evidence of indebtedness in the original principal amount of FF 387,000,000 and bearing interest at the rate of 5.25% per annum issued by CEAC to EHE on the Third Amendment Effective Date as a distribution of share premium and held by EHE free and clear of Security Interests other than under the Security Documents;

          "CEAC GROUP" means CEAC and its subsidiaries from time to time;

          "CHANGE OF CONTROL" means the Parent or any of its subsidiaries ceasing to own, directly or indirectly, in the aggregate, at least (i) 100% of the issued and outstanding voting shares of EHE (or ceasing to control the voting rights attributable to any of such shares, whether by proxy, voting agreement or otherwise), (ii) 100% of the issued and outstanding voting shares of CEAC (or ceasing to control the voting rights attributable to any of such shares, whether by proxy, voting agreement or otherwise), (iii) 100% of the issued and outstanding voting shares of Euro Exide (or ceasing to control the voting rights attributable to any of such shares, whether by proxy, voting agreement or otherwise), (iv) 90.98% of the issued and outstanding voting shares of Tudor (or ceasing to control the voting rights attributable to any such shares, whether by proxy, voting agreement or otherwise), as such ownership percentage in sub-clause (iv) may be increased as a result of the acquisition by the Parent or any of its subsidiaries of additional voting shares of Tudor, or (v) with respect to any Borrowing Sub-Group other than the CEAC Group, Euro Exide Group or Tudor Group, 100% of the issued and outstanding voting shares of the Sub-Group Holding Company for that Borrowing Sub-Group and, if that Sub-Group Holding Company is not the principal operating company within such Borrowing Sub-Group, such principal operating company (or, in either such case, ceasing to control the voting rights attributable to any such shares, whether by proxy, voting agreement or otherwise), but subject, in the case of sub-clauses (i) to (v) (inclusive), to the existence of any Directors Qualifying Shares;

          "CNTA ADJUSTED SHARE" means USD 750,000;

          "COMMITMENT" means in relation to the participation of any Lender in
          (i) the Tranche A Term Facility, its Tranche A Term Commitment, (ii) the Tranche B Multicurrency Term Facility, its Tranche B Multicurrency Term Commitment and (iii) the Tranche B Multicurrency Revolving Facility, its Tranche B Multicurrency Revolving Commitment (including any WCP Commitment) (the Lenders' Commitments collectively, the "TOTAL COMMITMENTS");

          "CONTINUING INDEBTEDNESS" means financial indebtedness of the Borrowers and their respective subsidiaries identified on Schedule 12, and in each case all interest and other amounts accrued thereon during or for the interest period current at any date of determination, each such item of financial indebtedness being evidenced by its related agreement, deed or other instrument in the form in existence on the date of this Agreement, subject to such changes therein and refinancings thereof as do not materially prejudice the interests of the Finance Parties under or in connection with the Finance Documents;

          "DANGEROUS SUBSTANCE" means any natural or artificial substance (whether in a solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) (i) capable of causing harm to man or any other living organism or of damaging the Environment or causing danger to public health or welfare, including without limitation any hazardous, toxic or dangerous waste, which is subject to regulation by any Governmental Authority under any applicable Environmental Law, or (ii) because of its quantity, concentration or physical or chemical characteristics, exposure to which is limited by any applicable Governmental Authority;

          "DEBT SERVICE COVER RATIO" means, with respect to the Borrowing Group, the consolidated ratio of (i) the remainder of EBITDA, less Capital
                                                                 ----
          Expenditures, less cash expenses in respect of the Restructuring
                        ----
          (other than Capital Expenditures), to (ii) Total Debt Service of the Borrowing Group (determined in accordance with EHE Approved Accounting Principles, tested quarterly as at the end of each Accounting Quarter and calculated as set forth in Clause 13.4.2(a));

          "DEED OF ACCESSION" means one or more deeds to be executed by (i) each Borrower and (ii) each Guarantor (other than, in either case, the Lead Borrowers) substantially in the form of Schedule 8, subject to variation in accordance with the laws of the jurisdiction of incorporation or organisation of the relevant Obligor which relate to the giving of guarantees and similar undertakings, and with such amendments thereto as the Agent may reasonably require or permit;

          "DEEMED ADVANCE" means a deemed Advance as a result of the operation of Clause 5.4.3 or a utilisation of a WCP Facility by the issue of a letter of credit, revolving credit guarantee or some other extension of credit other than a Cash Advance;

          "DEFAULT RATE" has the meaning given to it in Clause 8.4.1;

          "DEFAULT INTEREST PERIOD" has the meaning given to it in Clause 8.4.1;

          "DEM" means the lawful currency from time to time of Germany;

          "DIRECTORS QUALIFYING SHARES" means equity shares in a company (i) transferred to a director or proposed director of such company for the sole purpose of satisfying a legal requirement that such director be a shareholder of that company, provided that such director is required
                                       --------
          by law or pursuant to contract (to the extent permitted by applicable law) to transfer such shares to or at the direction of a member of the Borrowing Group forthwith (or, if not forthwith, then on demand) upon such director's ceasing to be a director of such company, or (ii) in a nominal number transferred to a shareholder in order to comply with laws requiring more than one shareholder of that company;

          provided, that such shareholder is required by law or pursuant to
          --------
          contract (to the extent permitted by applicable law) to transfer such shares either to or at the direction of a member of the Borrowing Group or, in the case of shares in EHE only, to or at the direction of the Parent or a subsidiary of the Parent;

          "DISPOSING GROUP" has the meaning given to it in Clause 13.2.8;

          "DRAWDOWN DATE" means:-

          (a) in relation to a Cash Advance, the date for the making of such Advance as specified by the Borrowers' Agent in the relevant Drawdown Request; or

          (b) in relation to a Deemed Advance, the date specified in the Drawdown Request as being the date for issue of the relevant Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee (as the case may be);

          "DRAWDOWN REQUEST" means:

          (a) in relation to a Cash Advance, a notice requesting an Advance in the form set out in Schedule 4 Part A; or

          (b) in relation to a Deemed Advance, a notice in the relevant form set out in Schedule 4 Parts B and C;

          "DUE DILIGENCE REPORT" means, together, (i) the reports in the agreed terms compiled by Messrs. Gide Loyrette Nouel (as French counsel to the Parent) and counsel to the Parent in each jurisdiction other than France under the respective laws of which CEAC and certain of its subsidiaries are organised or incorporated, (ii) (a) the report dated November 10, 1995, prepared by Uria y Menendez regarding Tudor and its subsidiaries organised under the laws of Spain and (b) the reports in the agreed terms compiled by counsel to the Parent in each jurisdiction other than Spain under the respective laws of which certain subsidiaries of Tudor are organised or incorporated, and (iii) the reports in the agreed terms prepared by Lovell White Durrant regarding Euro Exide and certain of its subsidiaries;

          "EBIT" means, in respect of the relevant testing period and in relation to a person or group of persons under the applicable Approved Accounting Principles, EBITDA less depreciation on all fixed assets of and amortisation of goodwill, acquisition costs and other intangible assets, determined for such person or, on a consolidated basis, for such persons in accordance with such Approved Accounting Principles;

          "EBITDA" means, in respect of the relevant testing period and in relation to a person or group of persons under the applicable Approved Accounting Principles, Net Income for that period, determined in accordance with such Approved Accounting Principles for such person or, on a consolidated basis, for such persons adding back (if previously deducted) or, as the case may be, before any deduction (to the extent that such deduction is made in the calculation of earnings) for or on account of:-

          (a)  Total Interest;

          (b)  Tax charged or credited during the relevant testing period;

          (c)  depreciation on fixed assets;

          (d) amortisation of goodwill, acquisition costs and other intangible assets;

          (e) write-downs, write-offs, minority interests and other non-cash charges in determining earnings of such person or persons for that period; and

          (f) subject to Clause 13.5(d) (Restrictions on Payment of Dividends, Etc.) and Clause 14.1.19(b)(iii) (Payments of Dividends, etc.), dividends and distributions paid in respect of equity during the relevant period;

          and excluding the effect, positive or negative, of items which would be regarded as extraordinary or exceptional items (which extraordinary or exceptional items shall include, for the avoidance of doubt, the cash and non-cash costs of the Restructuring and any purchase accounting adjustments);

          "EF" means Exide France S.A., a societe anonyme organised under the laws of France with its registered office at 5-7 allee des Pierres Mayettes, 92636 Gennevilliers, France;

          "EHE" means Exide Holding Europe, a societe anonyme organised under the laws of France with its registered office at 5-7 allee des Pierres Mayettes, 92636 Gennevilliers, France ("EHE") which is the successor by merger to Exide Holdings France S.A.;

          "EHE APPROVED ACCOUNTING PRACTICES" means such accounting principles, standards and practices as are generally accepted in the accounting profession in France from time to time, consistently applied;

          "EHE DEBT SERVICE LOAN" means a loan to EHE by any member of the Borrowing Group other than EHE which, but for the reference to EHE Debt Service Loans in Clause 13.5(e)(viii), would result in a violation of Clause 13.5(e) if made by CEAC or any of its subsidiaries, or but for the reference to EHE Debt Service Loans in Clause 14.1.19, would constitute an Event of Default under Clause
          14.1.19 if made by Tudor or any of its subsidiaries, the proceeds of which are (i) necessary to enable EHE to satisfy its obligations in respect of the Tranche A Term Facility (but not allowing, in the determination of whether it is necessary, for any payments in respect of the EHE Post-Closing Indebtedness) and (ii) promptly so utilised in full;

          "EHE HYBRID BOND" means an unsubordinated unsecured promissory note or other evidence of indebtedness in the original principal amount of FF 773,362,239 and bearing interest (taking into account any original issue discount) of no more than 8% per annum, of which no more than 4% per annum shall be payable in cash, with principal repayment due in one payment on the 98th anniversary of the Third Amendment Effective Date, issued by EHE to Exide International on the Third Amendment Effective Date and held by Exide International free and clear of Security Interests other than under the Security Documents, which note may contain an equity participation feature provided that no payments may be made pursuant to such feature at any time that either any amounts remain outstanding under the Finance Documents or any Commitments remain in effect under this Agreement;

          "EHE POST-CLOSING INDEBTEDNESS" means Financial Indebtedness of EHE to the Parent in an amount equal to the aggregate principal amount of and accrued interest, if any, on the EHE Pre-Closing Parent Indebtedness remaining outstanding from the Parent to EHE after the application of the proceeds of the Loan under the Tranche A Term Facility and the extraordinary distribution by CEAC described in Clause 4.1.1(g) to the partial prepayment thereof and any refinancing of such Financial Indebtedness, provided that such Financial Indebtedness may be
                        --------
          refinanced pursuant to the EHE Hybrid Bond, provided that in the case
                                                      --------
          of such Financial Indebtedness or refinancing thereof (v) the aggregate principal amount thereof shall not exceed the remainder of USD 230,554,883 less FF 372,750,000, (w) the final maturity date of
                          ----
          such Financial Indebtedness shall be not less than eight years from the date of issuance thereof, (x) no principal payments thereunder shall be due prior to the final maturity thereof, (y) the interest rate payable thereon shall not exceed 8% per annum and (z) all covenants therein shall have been approved by the Lenders and, provided further that if the lender thereof upon such refinancing is
          --------
          not the Parent or any subsidiary of the Parent then such Financial Indebtedness shall be subordinated to the Financial Indebtedness outstanding under the Finance Documents on terms that are no less favourable to the Lenders than the terms of subordination set forth in the Parent's 12/1/4/% Senior Subordinated Deferred Coupon Debentures Due 2004 in effect as of the date hereof in favour of the Senior Indebtedness (as defined therein);

          "EHE PRE-CLOSING PARENT INDEBTEDNESS" means the unsecured loan outstanding from the Parent to EHE immediately prior to the Initial Drawdown.

          "EHE SUBSIDIARY NOTE" means the unsubordinated unsecured promissory note in the original principal amount of not more than USD 23,000,000 or the equivalent amount in other currencies issued by EHE and held by Manos, free and clear of Security Interests other than under the Security Documents, as consideration for its sale of shares of Tudor AB to EHE as contemplated by the Structure Memorandum;

          "ENVIRONMENT" consists of all, or any, of the following media: the air, water as ground water, surface water, drinking water supplied, vapour and ice, and land (both surface and subsurface); and the medium of the air includes the air within buildings and air within other natural or manmade structures, above or below ground, and "ENVIRONMENTAL" shall be construed accordingly;

          "ENVIRONMENTAL BUDGET" means a detailed budget showing reasonable estimates on a site-by-site basis of the aggregate (a) projected capital expenditures required to achieve or continue compliance by the Borrowing Group with such Environmental Laws as the members of the Borrowing Group reasonably expect to be enforced during the period under the Final Repayment Date; (b) liabilities of the Borrowing Group in respect of Environmental Claims or Environmental Laws (including but not limited to all fines, penalties and costs incurred in connection therewith) during the period until the Final Repayment Date; and (c) costs of the Borrowing Group that will be incurred to investigate and remediate Environmental Contamination with respect to sites owned or operated by any of them (or with respect to which the Borrowing Group has environmental liability) during the period until the Final Repayment Date, which budget shall be in scope, form and substance reasonably satisfactory to the Majority Lenders;

          "ENVIRONMENTAL CLAIM" means (i) any threatened or instituted claim, demand, accusation, allegation or notice of violation, in each case made in writing, against any Borrower or any Guarantor or any of their respective subsidiaries (not being a purely vexatious, frivolous or specious claim) by any person (x) in respect of any loss or liability suffered or incurred by that person as a result or in connection with any violation of Environmental Law or (y) giving rise to any remedy or penalty that may be enforced or assessed by private or public legal action in connection with Environmental Contamination or (ii) any remedial action or action to comply that any Borrower or any Guarantor or any of their respective subsidiaries is obliged to undertake pursuant to Environmental Law in connection with Environmental Contamination, or (iii) any application for any interim or final judicial or administrative decree, injunction, cease and desist order, abatement order, compliance order, consent order, clean-up order or enforcement notice, stop notice, improvement notice, prohibition notice or revocation order against any Borrower or any Guarantor or any of their respective subsidiaries in respect of Environmental Contamination;

          "ENVIRONMENTAL CONTAMINATION" means the following and the consequences resulting therefrom: any condition connected with any emission, release, leakage, spillage, or presence, use, leaching or migration (in any case whenever occurring), of Dangerous Substances at or from any site (or the migration of a Dangerous Substance from surrounding property or groundwater in, into or onto any site) owned or operated by any Borrower, any Guarantor or any of their respective subsidiaries, and any residual Dangerous Substance on or under any site owned or operated by the Borrower, any Guarantor or any of their respective subsidiaries including (without limitation) the storage, keeping, handling, labelling, transfer or disposal of Dangerous Substances, to the extent any of the foregoing results in a breach of any Environmental Law or has given or may reasonably be expected to give rise to an Environmental Claim;

          "ENVIRONMENTAL EVENT" means any event (whenever occurring) which constitutes a breach of any Environmental Law or which has given or may reasonably be expected to give rise to an Environmental Claim;

          "ENVIRONMENTAL LAW" means all present and future laws, regulations, ordinances, permits or other requirements having legal effect in any jurisdiction in which any member of the Borrowing Group is organised or incorporated or carries on business or owns assets concerning the protection of the Environment, human health and safety or the control of Dangerous Substances;

          "ENVIRONMENTAL LICENCE" means any permit, licence, authorisation, plan, consent order or consent decree of or from any Governmental Authority;

          "ENVIRONMENTAL REPORT" means such reports or other documents from the Parent, members of the Borrowing Group and/or third parties as may be reasonably requested by the Agent prior to the Initial Drawdown Date, in scope, form and substance reasonably satisfactory to the Majority Lenders, compiling information relating to compliance by the members of the Borrowing Group with, and liabilities of the members of the Borrowing Group under, applicable Environmental Laws;

          "EQUITY SALE" means the sale or other transfer by any member of the Borrowing Group of equity securities in another member of the Borrowing Group, which sale or transfer dilutes the aggregate percentage equity ownership of the Borrowing Group in the issuer of such equity securities, other than a sale or transfer only of Directors Qualifying Shares;

          "EQUIVALENT AMOUNT" means the amount of a currency other than FF that can be purchased with FF calculated on the basis of the Agent's spot rate of exchange for the purchase of such other currency with FF on the date such calculation is to be made (such calculation to be made, for the purpose of determining (a) the amount in currencies other than FF available to be drawn under the Tranche B Multicurrency Revolving Facility, on the Rate Fixing Day applicable to the relevant Drawdown Date, and (b) all matters relating to amounts in currencies other than FF under the Tranche A Term Facility or the Tranche B Multicurrency Term Facility, at 9.30 a.m. on the Rate Fixing Day applicable to the Initial Drawdown);

          "ESP" means the lawful currency from time to time of the Kingdom of Spain;

          "EURO EXIDE" has the meaning given to it in the introduction to this Agreement;

          "EURO EXIDE APPROVED ACCOUNTING PRINCIPLES" means such accounting principles, standards and practices as are generally accepted in the accounting profession in England, consistently applied;

          "EURO EXIDE GROUP" means Euro Exide and its subsidiaries from time to time;


          "EVENT OF DEFAULT" means one of the events specified in Clause 14.1;

          "EXIDE INTERNATIONAL" means Exide International, Inc., a corporation organised under the laws of the State of Delaware;

          "EXIDE NOTES" means, together, the Parent's 10-3/4% Senior Notes due 2002, 12-1/4% Senior Subordinated Deferred Coupon Debentures due 2004 and 10% Senior Notes due 2005, in each case issued pursuant to the relevant Indenture;

          "EXPENSE COVER RATIO" means, with respect to the Borrowing Group, the consolidated ratio of (i) EBITDA to (ii) the sum of (a) Capital Expenditures plus (b) cash expenses in respect of the Restructuring
                       ----
          (other than Capital Expenditures) (determined in accordance with EHE Approved Accounting Principles, tested quarterly as at the end of each Accounting Quarter and calculated as set forth in Clause 13.4.2(a)).

          "FACILITIES" means the Tranche A Term Facility, the Tranche B Multicurrency Term Facility and the Tranche B Multicurrency Revolving Facility (including any WCP Facilities) and "FACILITY" means any one of them;

          "FACILITY AMOUNT" means (i) FF 236,000,000, or the Equivalent Amount in other Available Currencies, in the case of the Tranche A Term Facility, (ii) FF 930,000,000, or the Equivalent Amount in other Available Currencies, in the case of the Tranche B Multicurrency Term Facility, and (iii) FF 1,403,000,000 or the Equivalent Amount in other Available Currencies in the case of the Tranche B Multicurrency Revolving Facility, as in each case the same may be reduced or cancelled pursuant to the provisions of this Agreement;

          "FEES LETTER" means, the letter from the Agent to the Parent in the agreed terms setting out details of the fees payable pursuant to Clause 11.1.1(c);

          "FF" means the lawful currency from time to time of the Republic of France;

          "FINAL REPAYMENT DATE" means 30th November, 2002;

          "FINANCE DOCUMENTS" means this Agreement, the Fees Letter, each Deed of Accession, each WCP Agreement, each Transfer Certificate, each Revolving Credit Guarantee, each Revolving L/C, the Banesto Term Letter of Credit, the SINAC Term Guarantee, the Security Documents and any other document expressed to be made supplemental to and/or modifying any of the foregoing or entered into pursuant hereto or thereto, and "FINANCE DOCUMENT" means any of them;

          "FINANCE PARTIES" means the Lead Arranger, Agent, Security Agent, Underwriters, Co-Arrangers, Lenders, WCP Providers and Issuing Lenders, and "FINANCE PARTY" means any of them;

          "FINANCIAL INDEBTEDNESS" means with respect to any person or group of persons and without duplication, any indebtedness in respect of or arising under or in connection with:-

          (i) moneys borrowed including, without limitation, on a contractually subordinated basis;

          (ii) any debenture, bond, note or loan stock or other similar instrument;

          (iii) any acceptance or documentary credit (except, in the case of documentary credits, those issued in support only of liabilities to trade creditors incurred in the ordinary course of business and having a term of not more than 90 days);

          (iv) receivables sold or discounted in a transaction other than one in respect of which (a) no recourse exists against any member of the Borrowing Group and no member of the Borrowing Group has any obligation to repurchase, or make any payment in respect of deficiencies in collection of, any receivables, and (b) no member of the Borrowing Group has the right or obligation to sell, discount or otherwise dispose of receivables in addition to those transferred on the initial funding date of the transaction;

          (v) the acquisition cost of any asset to the extent payable after the time of acquisition or possession by the person liable as principal obligor for the payment thereof where the deferred payment is arranged primarily as a method of raising finance or financing or refinancing the acquisition of the asset acquired (which, for the avoidance of doubt, shall not include liabilities to trade creditors incurred in the ordinary course of business and having a term of not more than 90 days);

          (vi) the sale price of any asset to the extent paid before the time of sale or delivery by the person liable to effect such sale or delivery where the advance payment is arranged primarily as a method of raising finance or financing or refinancing the manufacture, assembly, acquisition or holding of the asset to be sold;

          (vii) finance leases, credit sale or conditional sale agreements (whether in respect of land, buildings, plant, machinery, equipment or otherwise) entered into primarily as a method of raising finance or financing or refinancing the acquisition of the relevant asset (but not including liabilities under operating leases);

          (viii) the amount payable under any put option or other arrangement whereby any such person or persons is liable to purchase share capital or other securities issued;

          (ix) any guarantee, indemnity or similar assurance against financial loss of any person in respect of obligations of the type described in the preceding paragraphs (i) to (viii);

          (x) any guarantee, endorsement or other undertaking of responsibility for any obligations of any other person, whether
                 (a) directly or indirectly by agreement to purchase the Financial Indebtedness of any other person, or (b) through the purchase of goods or other assets, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan which, in any case in this subclause (b), is entered into for the purpose of paying or discharging any Financial Indebtedness of such other person or assuring the holder of such Financial Indebtedness or obligation against loss in respect thereof;

          (xi) amounts raised under any other transaction having as a primary, and not an incidental effect, the commercial effect of a borrowing;

          (xii) debts incurred in the ordinary course of business which remain unpaid for more than 60 days after their due date for payment, including for this purpose debts which upon their incurrence are within the exceptions set forth in paragraph (iii) above (other than debts which are being diligently contested in good faith unless the Agent reasonably believes that there is no reasonable prospect of success); or

          (xiii) net amounts payable under any interest rate or currency swap, collar or other similar agreement or any other hedging or derivative instrument, the amount of Financial Indebtedness being attributable thereto being 20% of the face or notional amount of the relevant agreement, or in each case such lower percentage as shall be reasonably approved by the Agent;

          "FLOTATION" means the listing of any class or series of the shares of equity capital of any member of the Borrowing Group on any recognised securities exchange, the inclusion thereof on or in any automated quotation system or other organised securities market, or any application for any of the foregoing, other than the status as of the date of this Agreement of certain of the shares of capital stock of Tudor as shares listed on the Madrid Stock Exchange;

          "GBP" means the lawful currency from time to time of the United
          Kingdom;

          "GEARING RATIO" means:-

                      (A) with respect to a Borrowing Sub-Group as at any date, the consolidated ratio of (a) the remainder of Total Borrowings less cash, Q ualified Financial Indebtedness and Permitted
                 ----
                 Investments described in Clauses (ii) to (vi) (inclusive) of the definition of "Permitted Investments" for such Borrowing Sub-Group, to (b) the remainder of Net Worth (tested as of such date for such Borrowing Sub-Group under the relevant Approved Accounting Principles for such Borrowing Sub-Group), adjusted by adding the outstanding principal amount of any Qualified Financial Indebtedness of such Borrowing Sub-Group, less loans
                                                                     ----
                 or other
                 advances by any member of such Borrowing Sub-Group to (or financial receivables of such member from), or Financial Indebtedness (including without limitation but without duplication guarantees) of any member of such Borrowing Sub-Group in respect of, the Parent or any of its subsidiaries (other than a member of such Borrowing Sub-Group); and

                      (B) with respect to the Borrowing Group as at any date, the consolidated ratio of (a) the remainder of Total Borrowings less cash and Permitted Investments described in Clauses (ii)
                 ----
                 to (vi) (inclusive) of the definition of "Permitted Investments" for the Borrowing Group, to (b) the remainder of Net Worth (tested as of such date for the Borrowing Group under EHE Approved Accounting Principles) less loans or other
                                                     ----
                 advances by any member of the Borrowing Group to (or financial receivables of such member from), or other Financial Indebtedness (including without limitation but without duplication guarantees) of any member of the Borrowing Group in respect of, the Parent or any of its subsidiaries (other than a member of the Borrowing Group);

          "GOVERNMENTAL AUTHORITY" means any domestic or foreign court or governmental body, department, agency, commission, authority or instrumentality;

          "GUARANTEES" means the guarantees by the Guarantors pursuant to Clause 15;

          "GUARANTOR" means each of the entities identified as such on Schedule 3 and any person which becomes an additional Guarantor by virtue of Clause 13.2.20;

          "INDEBTEDNESS TO BE REFINANCED (TRANCHE B)" means (i) indebtedness of the Borrowers (other than EHE) and their respective subsidiaries owed to the persons and (ii) undrawn commitments in respect of such indebtedness, in the currencies and amounts identified in Schedule 11, and refinancings of such indebtedness and undrawn commitments between such date and the Initial Drawdown Date;

          "INDEMNITY" means any of the indemnities given pursuant to Clauses 5.7.1, 5.8 and 5.9;

          "INDEMNITY LENDER" has the meaning given it in Clause 5.8;

          "INDEMNIFIED OBLIGATION" means the obligation in respect of which an Indemnity is given by an Indemnifying Party pursuant to Clauses 5.7,
          5.8 and 5.9, as the case may be;

          "INDEMNIFIED PARTY" means:-

          (i) in the case of the indemnities given by the Requesting Borrower in Clauses 5.7 and 5.9, the relevant Issuing Lender and the Indemnity Lenders respectively; and

          (ii) in the case of the indemnity given by the Indemnity Lenders in Clause 5.8, the relevant Issuing Lender;

          "INDEMNIFYING PARTY" means:-

          (i) the Requesting Borrower in the case of the indemnities in Clauses 5.7 and 5.9; and

          (ii)   any Indemnity Lender in the case of the indemnity in Clause
                 5.8;

          "INDENTURES" means (i) the Indenture dated as of 17th December, 1992 between the Parent and Bank of Montreal Trust Company, as trustee, as amended by the First Supplemental Indenture dated as of 3rd January, 1995, (ii) the Indenture dated as of 17th December, 1992 between the Parent and The Bank of New York, as trustee, as amended by the First Supplemental Indenture dated as of 3rd January, 1995, and (iii) the Indenture dated as of 28th April, 1995 between the Parent and The Bank of New York as trustee, as amended by the First Supplemental Indenture dated as of 16th August, 1995;

          "INFORMATION MEMORANDUM" means the document containing information relating to the Business to be prepared in connection with this Agreement by the Agent and the Borrowers' Agent and to be distributed by the Agent to the Lenders and potential Lenders;

          "INITIAL CEAC GROUP" means the CEAC Group on 18th May, 1995;

          "INITIAL DRAWDOWN" means the making of the first Cash Advance hereunder;

          "INITIAL DRAWDOWN DATE" means the date of the Initial Drawdown;

          "INSURANCES" means the insurance effected by each Borrower in relation to its respective assets and business in accordance with Clause 13.2.6;

          "INTELLECTUAL PROPERTY" means all patents and patent applications, trade and/or service marks and trade and/or service mark applications (and all goodwill associated with such applications), all brand and trade names, all copyrights and rights in the nature of copyright, all design rights, all registered designs and applications for registered designs, all trade secrets, know-how and all other intellectual property rights now or in the future owned by the members of the Borrowing Group throughout the world or the interests of any member of the Borrowing Group in any of the foregoing now or in the future, together with the benefit of all present and future agreements entered into or the benefit of which is enjoyed by any member of the Borrowing Group relating to the use or exploitation of any of the aforementioned rights;

          "INTEREST PAYMENT DATE" means, in relation to a Cash Advance, the date determined pursuant to Clause 8.2;

          "INTEREST PERIOD" means a period by reference to which interest is calculated and payable on a Cash Advance or an overdue sum, and includes a Default Interest Period;

          "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect the Borrowers against fluctuations in interest rates;

          "INVENTORY" means, with respect to any person, all goods, merchandise and other personal property which are held by such person for sale or lease, including those held for display or demonstration, and includes all stock-in-trade of such person;

          "ISSUING LENDER" means any Lender which issues a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee pursuant to the terms hereof, in its capacity as issuer thereof;

          "ITL" means the lawful currency from time to time of the Republic of Italy;

          "KNIGHT WENDLING REPORT" means a report by Knight Wendling in the agreed terms concerning the manufacturing costs of Tudor and its subsidiaries;

          "LEAD BORROWERS" means CEAC, EHE, Euro Exide and Tudor, or any of them;

          "LENDER" means any Original Tranche A Term Lender, any Original Tranche B Multicurrency Term Lender and any Original Tranche B Multicurrency Revolving Lender or, as the case may be, an assignee or Transferee directly or indirectly therefrom to whom rights and/or obligations are assigned or transferred in accordance with Clause 25.2 or 25.3, and includes a successor of any such person;

          "LENDING OFFICE" means in relation to a Lender, the office or offices through which it is acting for the purpose of this Agreement;

          "LIBOR" means, in relation to any Cash Advance or any overdue sum:-

          (a) the rate determined by the Agent to be the arithmetic mean (rounded upwards, if necessary, to the nearest five decimal places)of the offered quotations for deposits in the relevant Available Currency for a period equal to the Interest Period relating to that Advance (or overdue sum) which appear on the Telerate Display Screen page number 3750 (or such other page(s) as may replace such page from time to time on that system) at or about 11.00 a.m. (London time) on the relevant Rate Fixing Day; or

          (b) if no such offered quotations appear on the relevant page as aforesaid the arithmetic mean (rounded upwards, if necessary, to the nearest five decimal places) of the respective rates, as supplied to the Agent at its request, quoted by the Reference Lenders to prime lenders in the London Interbank Market at or about 11.00 a.m. (London time) on the relevant Rate Fixing Day for the offering of deposits in the relevant Available Currency and in an amount comparable to the amount of, and for a period equal to the Interest Period relating to, that Advance (or overdue sum) for delivery on the first day of that Interest Period;

          "LOAN" means the aggregate principal amount of all Advances for the time being outstanding under this Agreement and "TRANCHE A TERM LOAN", "TRANCHE B MULTICURRENCY TERM LOAN" and "TRANCHE B MULTICURRENCY REVOLVING LOAN" shall be construed accordingly;

          "MAJORITY LENDERS" means one or more Lenders, the sum of whose Relevant Amounts equals or exceeds sixty six and two thirds per cent. (66-2/3%) of the aggregate of the Relevant Amounts of all the Lenders;

          "MANDATORY LIQUID ASSET COSTS" means, in relation to each Lender, the additional cost to such Lender of complying with (i) the relative reserve asset ratio required by the Bank of England from time to time (if any), expressed as a percentage per annum and calculated as set forth in Schedule 6, or (ii) any analogous requirement of any central banking or financial regulatory authority imposed at the date of this Agreement in respect of the funding or maintenance of commitments or loans of the type contemplated hereby and applicable to a specific currency;

          "MANOS" means Manos Verwaltungsgesellschaft mbH, a Gesellschaft mit beschrankter Haftung organised under the laws of the Federal Republic of Germany;

          "MARGIN" means 1.5% for the period commencing on the Initial Drawdown Date and ending on the last day of the fourth full Accounting Quarter following such date, and thereafter a figure determined by reference to Column III of the table below upon the Borrowing Group achieving both (i) the Debt Service Cover Ratio set forth in Column I below and
          (ii) the Gearing Ratio set forth in Column II below tested as of the last day of the immediately preceding Accounting Quarter:-

================================================================================
         COLUMN I                     COLUMN II               COLUMN III
 Debt Service Cover Ratio           Gearing Ratio                Margin
- --------------------------------------------------------------------------------
        2.00:1.00                      0.90:1.00                 1.25%
- --------------------------------------------------------------------------------
        2.50:1.00                      0.60:1.00                 1.00%
================================================================================

          provided that:-

          (a) there shall be no decrease in the Margin if there has occurred an Event of Default or a Potential Event of Default which is continuing and the Margin shall increase to 1.5% until such time as such Event of Default or Potential Event of Default is no longer continuing, whereupon the Margin shall be determined as aforesaid; and

          (b) any reduction or increase in the Margin shall take effect as from the date of receipt by the Agent of the relevant accounts in accordance with Clause 13.4.2 (on the basis that in the case of a reduction or increase taking effect during an Interest Period the interest payable on the Interest Payment Date will reflect such reduction or increase on a time apportioned basis);

          "MARGIN STOCK" means margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System of the U.S.;

          "MASTER AGREEMENT" means the Master Agreement dated 30th September, 1994 among Euro Exide, Gemala (Isle of Man) Limited, B.I.G. Batteries Group Limited and PT Sapta Panji Manggala, as amended from time to time hereafter by amendments that do not materially prejudice the interests of the Lenders hereunder.

          "MATERIAL ADVERSE EFFECT" has the meaning given thereto in Clause
          1.2.5;

          "MATERIAL SUBSIDIARY" means (i) any Borrower, (ii) any Guarantor and
          (iii) any subsidiary of any thereof whose gross turnover exceeds 1% of the gross turnover of the Borrowing Group or whose Assets exceeds 1% of the Assets of the Borrowing Group, in each case under EHE Approved Accounting Principles; provided that the aggregate gross turnover of
                                 --------
          the Non-Material Subsidiaries shall not exceed 5% of the aggregate gross turnover of the Borrowing Group and the aggregate Assets of the Non-Material Subsidiaries shall not exceed 5% of the Assets of the Borrowing Group, in either case under EHE Approved Accounting Principles. For this purpose:-

          (a) in the case of a person which itself has subsidiaries, the calculation shall be made by using the consolidated gross turnover or Assets of it and its subsidiaries; and

          (b) the calculation of consolidated gross turnover or Assets shall be made by reference to:-

               (i) the accounts of the relevant subsidiary (or, as the case may be, a consolidation of the accounts of it and its subsidiaries) used for the purpose of the then latest unaudited quarterly or audited annual consolidated accounts of the Borrowing Group delivered to the Agent under Clause 13.3 or, in the case of a newly-acquired or formed subsidiary for which no such accounts have as yet been required to be so delivered pursuant to Clause 13.3, the most recent quarterly or annual accounts of the relevant subsidiary (or, as the case may be, a consolidation of the accounts of it and its subsidiaries), provided such accounts report a period ending no earlier than six months from the date of such calculation; and

               (ii) the unaudited quarterly or audited annual consolidated accounts (as the case may be) of the Borrowing Group on a pro forma basis together with any newly-acquired subsidiary described in sub-clause (b)(i) of this definition;

               provided that during the period ending 31st December, 1995, such
               --------
               accounts shall, for purposes of determining turnover, be such accounts, in the case of the CEAC Group and the Tudor Group, for the period ended 31st December, 1994 and, in the case of the Euro Exide Group, for the period ended 31st March, 1995, and for purposes of determining Assets such accounts shall be as at 31st August, 1995 as set forth on Schedule 14.

          "NET CASH PROCEEDS" means the remainder of cash proceeds arising from disposal of any fixed asset or any part of the business of the Borrowing Group or any member thereof, or from any Equity Sale, after deducting (i) in the case of such a disposal, required repayment of Financial Indebtedness secured by such asset and/or Financial Indebtedness incurred to purchase such asset or business (or any refinancings thereof), (ii) reasonable costs related to such Equity Sale, incurrence of Financial Indebtedness or disposal (including, for the avoidance of doubt, those incurred in connection with disposals forming part of the Restructuring), (iii) reasonable provision for Taxes attributable to such Equity Sale or disposal and (iv) payments of such proceeds (or part thereof) required to be made to any person not a member of the Borrowing Group pursuant to the terms of a contractual arrangement as such terms exist on the date of this Agreement, provided that such arrangement was not entered into in
                     --------
          contemplation of this Agreement;

          "NET INCOME" means, in respect of any period and in relation to any person or group of persons under:-

          (a) EHE Approved Accounting Principles or CEAC Approved Accounting Principles, the remainder of (i) the resultat consolide, less
                                                                        ----
               (ii) the part des tiers dans le resultat, determined in accordance with such Approved Accounting Principles for such person or, on a consolidated basis, for such persons (as the case may be) for such period;

          (b) Euro Exide Approved Accounting Principles, the profit shown on the profit and loss account of such person or, on a consolidated basis, determined in accordance with such Approved Accounting Principles for such persons or, on a consolidated basis, for such persons (as the case may be) for such period;

          (c) Tudor Approved Accounting Principles, the resultado despues de impuestos determined in accordance with such Approved Accounting

               Principles for such person or, on a consolidated basis, for such persons (as the case may be) for such period; and

          (d) any other Approved Accounting Principles, the accounting definition of "Net Income" corresponding most closely to the foregoing under such Approved Accounting Principles;

          "NET TRANCHE B MULTICURRENCY REVOLVING COMMITMENT" means, in relation to any Lender, its Tranche B Multicurrency Revolving Commitment less, to the extent it is a WCP Provider, the amount of its WCP Commitments pursuant to Clause 3.6.1 from time to time;

          "NET WORTH" means, at any time, in respect of any period and in relation to any person or group of persons, under:-

          (a) EHE Approved Accounting Principles or CEAC Approved Accounting Principles, the net worth (capitaux propres) of such person or, on a consolidated basis, such persons (as the case may be), excluding, in each case, minority interests (la part des tiers dans le capital) as derived from the then latest audited accounts of such person or persons, in each case as determined for such person or, on a consolidated basis, for such persons (as the case may be) in accordance with such Approved Accounting Principles;

          (b) Euro Exide Approved Accounting Principles, the aggregate of the paid up share capital of such person or, on a consolidated basis, such persons, the amounts standing to the credit of the share premium account and any capital redemption reserve plus the
                                                                  ----
               aggregate amount standing in the capital and revenue reserves, less all minority interests, in each case as determined for such
               ----
               person or, on a consolidated basis, for such persons (as the case may be) in accordance with such Approved Accounting Principles;

          (c) Tudor Approved Accounting Principles, the equity of such person or, on a consolidated basis, such persons, less all minority interests, in each case as determined for such person or, on a consolidated basis, for such persons (as the case may be) in accordance with such Approved Accounting Practices; and

          (d) any other Approved Accounting Principles, the accounting definition of "Net Worth" corresponding most closely to the foregoing under such Approved Accounting Principles;

          "NON-MATERIAL SUBSIDIARY" means a member of the Borrowing Group which is not a Material Subsidiary;

          "OBLIGOR" means each Borrower, each Guarantor and Exide International;

          "OPERATING BUDGET" means a budget for the Borrowing Group in form and scope reasonably satisfactory to the Agent and consistent with the financial reporting of the Borrowing Group and with the Business Plan (including budgeted statement of income, and sources and uses of cash and balance sheets);

          "ORIGINAL TRANCHE A TERM LENDERS" means the Underwriters in their capacity as the initial Tranche A Term Facility Lenders;

          "ORIGINAL TRANCHE B MULTICURRENCY REVOLVING LENDERS" means the Underwriters in their capacity as the initial Tranche B Multicurrency Revolving Facility Lenders;

          "ORIGINAL TRANCHE B MULTICURRENCY TERM LENDERS" means the Underwriters in their capacity as the initial Tranche B Multicurrency Term Lenders;

          "ORIGINAL TERM LOAN LENDERS" means the Underwriters in their capacity as the initial Tranche A Term Facility Lenders and Tranche B Multicurrency Term Facility Lenders;

          "PAKKASAKKU" means Pakkasakku OY, a company organised under the laws of the Republic of Finland;

          "PAKKASAKKU GROUP" means, so long as Pakkasakku is not a member of another Borrowing Sub-Group, Pakkasakku and its subsidiaries from time to time;

          "PARENT" means Exide Corporation, a corporation organised under the laws of Delaware with its chief executive offices at 1400 North Woodward Avenue, Bloomfield Hills, Michigan 48304, United States of America;

          "PARENT CREDIT AGREEMENT" means the Credit Agreement dated as of August 30, 1994 among the Parent, various financial institutions, Bankers Trust Company, Bank of America National Trust and Savings Association and Bank of Montreal, as agents, and Bankers Trust Company, as administrative agent, as amended to the date of this Agreement and as amended from time to time hereafter by amendments that do not materially prejudice the interests of the Lenders hereunder;

          "PARTICIPATION" means, in relation to a Lender and a Facility, its right, title, interest and obligations in relation to such Facility, namely:-

          (a) its right to receive its Participation Proportion of principal and interest in respect of outstanding Advances under that Facility (including, in the case of the Tranche B Multicurrency Term Facility and Tranche B Multicurrency Revolving Facility, its right to be indemnified under Clause 5.9 in respect of its Participation Proportion of the Revolving Credit Guarantees, Revolving L/Cs, Banesto Term Letter of Credit and SINAC Term Guarantee and its right to any consequential payments pursuant to Clause 3.7.1); and

          (b) its obligation to participate in its Participation Proportion in future Advances up to the limit of that Facility;

          "PARTICIPATION PROPORTION" means, generally, in relation to a Lender and a Facility, the proportion in which that Lender has agreed to participate in that Facility pursuant to Clause 3.1 (Basis of Participation) and subject to Clause 3.6 (The WCP Facilities);

          "PAYMENT" has the meaning set forth in Clause 14.1.19(b);

          "PERMITTED ASSUMED DEBT" means Financial Indebtedness in respect of a Tranche B Multicurrency Term Loan of one member of a Borrowing Sub-Group assumed by a member of another Borrowing Sub-Group in connection with any transaction described under clause (ix)(b) of the definition of "Permitted Investment", Clause 13.2.8(g)(ii), Clause 13.2.9(d), or Clause 13.2.12(x), provided that the Borrowers' Agent has provided to
                             --------
          the Agent the following:

          (a) an assignment and assumption agreement in substantially the form of Schedule 13;

          (b) legal opinions addressed to the Agent and the Lenders from reputable English counsel acceptable to the Agent and reputable counsel acceptable to the Agent in the jurisdiction in which the member of the Borrowing Group assuming the Financial Indebtedness is organised or incorporated, in each case, to the effect that such member is bound to the terms of the Financial Indebtedness being assumed to the same extent as if it were the original borrower of such Financial Indebtedness hereunder, each such opinion to be in form and substance satisfactory to the Agent; and

          (c) a Certificate substantially in the form of Schedule 7 demonstrating that, after giving effect to such assumption on a pro forma basis the Gearing Ratio for each of the Borrowing Sub-Groups (to the extent relevant) shall not be greater than 1.25:1.00.

          "PERMITTED INDEBTEDNESS" means, in relation to any person or persons in the Borrowing Group other than EHE:-

          (i)    Financial Indebtedness outstanding under any of the Facilities;

          (ii) the Continuing Indebtedness (and refinancings thereof), provided that the principal amount thereof shall not be increased after the date of this Agreement and all Continuing Indebtedness comprising bills discounted or other similar arrangements shall be discontinued without the making of any further advances thereunder following the date of this Agreement;

          (iii) finance leases, hire purchase and conditional sale agreements in relation to which the maximum aggregate liability on termination of such leases or agreements of such person or persons and the other members of the Borrowing Group would not exceed in aggregate FF 30,000,000 or the Equivalent Amount;

          (iv) guarantees, indemnities or bonds given in the ordinary course of its trading activities;

          (v) Financial Indebtedness of the Borrowing Group arising from a loan or credit permitted by Clause 13.2.12;

          (vi) Financial Indebtedness of any person which, by way of acquisition, becomes a member of the Borrowing Group after the date of this Agreement where that Financial Indebtedness was subsisting in each case prior to the date of the person's acquisition by a member of the Borrowing Group and that Financial Indebtedness was not incurred in contemplation of or in connection with the acquisition, and refinancings of such Financial Indebtedness, provided that the principal amount of such Financial Indebtedness shall not be increased after the date of such acquisition above the amount outstanding on such date or, if greater, the maximum amount available to be drawn under the documentation governing such Financial Indebtedness as in effect on such date;

          (vii) Financial Indebtedness of members of the Borrowing Group in connection with the provision of customs bonds required in the ordinary course of trading of the Borrowing Group;

          (viii) Permitted Subordinated Debt;

          (ix) guarantees, indemnities or similar assurances given by one member of the Borrowing Group in respect of obligations of another member of the Borrowing Group, the guaranteed obligations in each case in this paragraph (ix) being themselves permitted under this Agreement;

          (x) Financial Indebtedness not falling within any other paragraph of this definition in a principal amount which, for the Borrowing Group in the aggregate, does not exceed FF 50,000,000 (or the Equivalent Amount);

          (xi) any other Financial Indebtedness of the Borrowing Group incurred with the consent of the Agent (acting on the instructions of the Majority Lenders);

          (xii) overdraft and working capital facilities backstopped by and in an aggregate principal amount not exceeding the aggregate amount of the relevant Revolving Credit Guarantees and Revolving L/Cs; and

          (xiii) Financial Indebtedness arising under Interest Rate Agreements meeting the requirements of Clause 13.2.21;

          provided that in no circumstance shall (a) any guarantee or similar undertaking by any member of the Borrowing Group (including EHE) in respect of any Financial Indebtedness of the Parent or any of its subsidiaries (other than a member of the Borrowing Group), or (b) any guarantee or similar undertaking by any member of any Borrowing Sub-Group in respect of any Financial Indebtedness of EHE (other than pursuant to the Finance Documents) constitute Permitted Indebtedness;

          "PERMITTED INVESTMENT" means, in relation to any person in the Borrowing Group:-

          (i)    cash;

          (ii) commercial paper maturing not more than nine months from the date of issue and rated at least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service;

          (iii) any deposit of not more than one year's maturity with, or acceptance maturing not more than one year after issue accepted by, a bank or credit institution which has a combined capital and surplus and undistributable profits of not less than FF 1,000,000,000 (or the Equivalent Amount) and whose short term unsecured, unsubordinated debt rating is at least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service;

          (iv) securities issued or directly and fully guaranteed or insured by the governments of Germany, Switzerland, France, Great Britain or the United States of America (or, up to an amount of FF 5,000,000 or its equivalent, of Spain) or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition;

          (v) repurchase obligations with a term of not more than seven days fully collateralised by underlying securities of the types described in paragraphs (ii) and (iii) above entered into with any bank meeting the qualifications specified in paragraph
                 (iii) above;

          (vi) debt securities having not more than one year until final maturity and listed on a recognised stock exchange and rated at least Aa by Moody's Investors Service or AA by Standard and Poor's Ratings Group;

          (vii)  loans or credits permitted pursuant to Clause 13.2.12;

          (viii) investments in the ordinary course of the trading business of the relevant person;

          (ix) equity investments (not including investments or acquisitions contemplated by the following clause (x)) by such person in another person which is (a) a subsidiary of such person or (b) another member of the Borrowing Group (to the extent not already described in sub-clause (a) above), other than EHE or EF, provided in the case of sub-clause (b) above that the
                     --------
                 Borrowers' Agent has provided to the Agent a certificate substantially in the form of Schedule 7 demonstrating that, after giving effect to such equity investment on a pro forma basis the Gearing Ratio for each of the Borrowing Sub-Groups, in each case to the extent relevant, shall not be greater than 1.25:1.00;

          (x) ownership of shares of or other equivalent interests in subsidiaries in the respective amounts in effect at the date hereof and, to the extent permitted hereunder, acquisition from third party owners of additional such shares or interests;

          (xi) investments of USD 3,000,000 made within nine months of 1st October, 1994 and an additional USD 3,000,000 made within 18 months of 1st October, 1994, in each case pursuant to and in accordance with the Sale Agreement dated 1st October, 1994 between the State Treasury of the Republic of Poland and CEAC;

          (xii) investments in equity shares of Sonnenschein outstanding on the date hereof and not beneficially owned by members of the Borrowing Group, provided that the purchase consideration for
                                  --------
                 such Sonnenschein equity shares is shares of the Parent which are lent to CEAC by EHE, such loan being refinanced in its entirety by a demand promissory note issued on the Third Amendment Effective Date in the original principal amount of FF86,239,212.05 which promissory note is repaid in full and canceled on or about the Third Amendment Effective Date;

          (xiii) investments comprising the purchase consideration for the acquisition of equity shares of Exide Batteries Limited by Euro Exide as a result of the exercise by Gemala (Isle of Man) Limited of its option under the Master Agreement to require Euro Exide to purchase such equity shares in accordance with the terms of the Master Agreement; and

          (xiv) in the case of Tudor, investments comprising the purchase consideration for the acquisition of equity shares of Tudor and Sociedad Portuguesa do Acumulador Tudor S.A., a Portuguese company, in each case, outstanding on the date hereof and not beneficially owned by members of the Borrowing Group;

          "PERMITTED SECURITY INTEREST" means, in relation to any person in the Borrowing Group:-

          (i) Security Interests granted with the consent of the Agent (acting on the instructions of the Majority Lenders);

          (ii) liens arising and subsisting by operation of law and in the ordinary course of business activities;

          (iii) rights of set-off existing in the ordinary course of trading activities between any person in the Borrowing Group and its respective suppliers or customers, and rights of set-off arising by operation of law by virtue of the provision to such person of bank clearing facilities or overdraft facilities permitted hereunder;

          (iv) any retention of title to goods supplied to any person in the Borrowing Group where such retention is permitted by the relevant person in the ordinary course of its trading activities and on customary terms;

          (v) Security Interests securing Financial Indebtedness referred to in paragraph (vi) of the definition of "Permitted Indebtedness" where that Security Interest was subsisting in each case prior to the date of the person's acquisition by a member of the Borrowing Group and that Security Interest was not granted in contemplation of or in connection with the acquisition, provided that the principal Financial Indebtedness secured by any such Security Interest shall not be increased after the date of such acquisition;

          (vi) Security Interests securing the Continuing Indebtedness on the date hereof, provided that the principal Financial Indebtedness secured by any such Security Interest shall not be increased after the date of this Agreement;

          (vii) Security Interests covering assets the subject of equipment and finance leases, hire purchase, conditional sale or similar arrangements entered into by a member of the Borrowing Group which are permitted by this Agreement;

          (viii) Security Interests arising in respect of any escrow arrangements put into place for the purpose of a disposal or acquisition by a member of the Borrowing Group permitted by this Agreement; and

          (ix) Security Interests not falling within any other paragraph of this definition securing Financial Indebtedness (including interest and fees relating thereto) which, for the Borrowing Group in the aggregate, does not exceed FF 5,000,000 (or the Equivalent Amount) at any one time;

          "PERMITTED SUBORDINATED DEBT" means unsecured Financial Indebtedness of one of the Lead Borrowers (other than EHE) provided that either (i) such Financial Indebtedness is subordinated to the Financial Indebtedness outstanding under the Finance Documents upon terms in all respects reasonably satisfactory to the Agent taking into consideration the market in or into which it is issued, or (ii) the terms of subordination of such Financial Indebtedness provide, without limitation, that:

          (a) such Financial Indebtedness shall not amortise prior to the final date of maturity, which date shall be no earlier than 30th November, 2003;

          (b) no amount in respect of principal of such Financial Indebtedness (by way of purchase, redemption or otherwise) shall be paid until all amounts which may be or become payable under the Finance Documents have been irrevocably paid in full and all Commitments hereunder shall have terminated, except on terms and conditions reasonably satisfactory to the Majority Lenders and the Agent;

          (c) no amount in respect of interest on such Financial Indebtedness may be paid until all amounts which may be or become payable under the Finance Documents have been irrevocably paid in full and all Commitments hereunder shall have terminated, except on terms and conditions reasonably satisfactory to the Majority Lenders and the Agent;

          (d) no default in respect of such Financial Indebtedness shall arise and the lender thereof shall waive any available remedies as a result thereof until all amounts which may be or become payable under the Finance Documents have been irrevocably paid in full and all Commitments hereunder shall have terminated;

          (e) each lender in respect of such Financial Indebtedness shall agree that it will not accelerate any such Financial Indebtedness or otherwise declare it prematurely payable, enforce any such Financial Indebtedness (to the maximum extent permitted by law), petition for or otherwise take any steps with a view to any insolvency, liquidation, re-organization, administration or dissolution proceedings or any voluntary arrangement or assignment for the benefit of creditors or any similar proceedings, including without limitation any event referred to in Clause 14.1.5 to Clause 14.1.10 (inclusive) involving any member of the Borrowing Group or otherwise exercise any rights or pursue any remedy for the recovery of such Financial Indebtedness or in respect of any breach of covenant, misrepresentation or non-observance of any provision of such Financial Indebtedness, in each case, until all amounts which may be or become payable under the Finance Documents have been irrevocably paid in full and all Commitments hereunder shall have been terminated; and

          (f) each lender in respect of such Financial Indebtedness shall agree to turn over to the Agent all payments and distributions received in respect of any proceeding referred to in Clause
                 14.1.5 to Clause 14.1.10 (inclusive) involving any member of the Borrowing Group, and any other amount paid in a manner inconsistent with clauses (a) and (b) of this definition, for application by the Agent to the satisfaction of outstandings under this Agreement until all amounts which may be or become payable under the Finance Documents have been irrevocably paid in full and all Commitments hereunder shall have been terminated;

          "PIBOR" means, in relation to any Cash Advance or any overdue sum denominated in FF where such Advance is made by, or overdue sum is owed to, a PIBOR-Eligible Lender:-

                 (a) the rate determined by the Agent to be the arithmetic mean (rounded upwards, if necessary, to the nearest five decimal places) of the offered quotations for deposits in FF for a period equal to the Interest Period relating to that Advance (or overdue sum) which appear on the Telerate Display Screen page number 20041 (or such other page(s) as may replace such page from time to time on that system) at or about 11.00 a.m. (Paris time) on the relevant Rate Fixing Day; or

                 (b) if no such offered quotations appear on the relevant page as aforesaid the arithmetic mean (rounded upwards, if necessary, to the nearest five decimal places) of the respective rates, as supplied to the Agent at its request, quoted by the Reference Lenders to prime lenders in the Paris interbank market at or about 11.00 a.m. (London time) on the relevant Rate Fixing Day for the offering of deposits in FF and in an amount comparable to the amount of, and for a period equal to the Interest Period relating to, that Advance (or overdue sum) for delivery on the first day of that Interest Period;

          "PIBOR-ELIGIBLE LENDER" means a Lender which has notified the Agent in writing of the ability of such Lender to fund FF-denominated Cash Advances in the Paris interbank market;

          "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or the making of any determination or the fulfilment of any condition, will constitute an Event of Default, provided that such notice, lapse of time, determination or condition is in any case specified or referred to in the relevant Event of Default as set forth in Clause 14.1;

          "QUALIFIED FINANCIAL INDEBTEDNESS" means, with respect to any Borrowing Sub-Group, Financial Indebtedness of such Borrowing Sub-Group to EHE to the extent only that such Financial Indebtedness is represented by a note which is held by EHE and which is effectively pledged, giving rise to a first priority perfected Security Interest, in favour of the Security Agent on behalf of the Lenders to secure obligations under the Finance Documents up to the amount of the Security Reference Amount and in any event exceeding the principal amount and any accrued but unpaid interest on such note;

          "RATE FIXING DAY" means, in relation to a Cash Advance, the Business Day being two Business Days prior to its Drawdown Date and, in relation to any Interest Period, the Business Day being two Business Days prior to the first day of that Interest Period; provided that, in relation to a Cash Advance denominated in GBP the Rate Fixing Day shall be the Drawdown Date or, as the case may be, the first day of the relevant Interest Period;

          "RECEIVABLES" means, with respect to any person, all rights of such person to payment for goods sold or leased or for services rendered, whether or not they have been earned by performance and includes all book debts due to such person;

          "RECOVERY" has the meaning given to it in Clause 19.1;

          REFERENCE LENDERS" means, subject to Clause 25.5.2, Bankers Trust Company, Bank of America National Trust and Savings Association, Bank of Montreal and Citibank, N.A.;

          "RELEVANT AMOUNTS" means, in relation to a Lender, the aggregate from time to time of (a)(i) its Commitments or (ii) after the making of the Tranche A Term Advance and/or Tranche B Multicurrency Term Advances, its Tranche B Multicurrency Revolving Commitment and all Tranche A Term Advances and/or Tranche B Multicurrency Term Advances made by it or (b) if the Commitments have been terminated, all Advances made by it then outstanding;

          "RELEVANT INTELLECTUAL PROPERTY" means Intellectual Property which is material to the business, operations or assets of any member of the Borrowing Group;

          "REORGANISATION" means the reorganisation with respect to certain members of the Borrowing Group as set forth in Annex I to the Ninth Amendment to the Parent Credit Agreement;

          "REPAYMENT DATES" means the dates commencing on November 30, 1996 and detailed in Schedule 2;

          "REPAYMENT SCHEDULE" means the repayment schedule for the Term Facilities which is set out in Schedule 2;

          "REQUESTING BORROWER" has the meaning specified in Clause 5.7.1;

          "RESERVATIONS" means limitations on enforceability of legal documents dictated by local law and used as qualifications in legal opinions delivered to and accepted by the Agent in connection with the Initial Drawdown, the accession of a Borrower or a Guarantor or the incurrence of Permitted Assumed Debt;

          "RESTRICTED SUBSIDIARY" has the meaning assigned to it in each of the Indentures;

          "RESTRUCTURING" means the restructuring, reorganisation, consolidation and rationalisation of the operations, facilities, administrative and managerial functions, labour force and organizational structure of the Borrowing Group for the purpose of effecting (i) cost savings, (ii) a more efficient tax structure, (iii) elimination or reduction of inefficient or obsolete operations or facilities, (iv) a more effective administrative or managerial structure, which may include, among other things, (a) the consolidation or merger between or among members of the Borrowing Group, (b) the transfer of assets between members of the Borrowing Group, (c) the disposition of assets, or (d) the closing of facilities, in the case of sub-clauses (a) to
          (d), to the extent permitted by the Finance Documents;

          "REVOLVING CREDIT GUARANTEE" means a guarantee denominated in an Available Currency undertaken and issued by an Issuing Lender pursuant to the Tranche B Multicurrency Revolving Facility at the request of the Borrowers' Agent made on behalf of a Requesting Borrower;

          "REVOLVING CREDIT GUARANTEE OUTSTANDINGS" means the maximum aggregate liability of the Issuing Lenders under all Revolving Credit Guarantees then in issue, each such liability being calculated by the relevant Issuing Lender on the basis of its discharge in due course of its liabilities under the relevant Revolving Credit Guarantees;

          "REVOLVING L/C" means a letter of credit denominated in an Available Currency undertaken and issued by an Issuing Lender pursuant to the Tranche B Multicurrency Revolving Facility at the request of the Borrowers' Agent made on behalf of a Requesting Borrower;

          "REVOLVING L/C OUTSTANDINGS" means the maximum aggregate liability of the Issuing Lenders under all Revolving L/Cs then in issue, each such liability being calculated by the relevant Issuing Lender on the basis of its discharge in due course of its liabilities under the relevant Revolving L/Cs;

          "REVOLVING LENDERS" means, initially, the Original Tranche B Multicurrency Revolving Lenders and shall include any other Lender participating in the Tranche B Multicurrency Revolving Facility;

          "SAME DAY FUNDS" means funds settled for value on the same day through a clearing system relevant for the currency concerned and such other funds as the Agent shall specify as being customary at the time for such settlement;

          "SECURITY AGENT" means Bankers Trust Company as agent for the Finance Parties under the Security Documents or any other person as may from time to time hold the whole or any part of the security created thereby pursuant to Clause 16.10;

          "SECURITY DOCUMENTS" means each of (i) the Share Pledge Agreement dated as of the date hereof between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of all of the issued and outstanding shares of capital stock of CEAC owned by it which shall secure EHE's obligations as a Borrower under the Tranche A Facility in an amount equal to EHE's obligations in respect of the Tranche A Facility and as a Guarantor in respect of the Tranche B Facility in an aggregate amount, subject to Clause 3.4.2, not to exceed the Security Reference Amount, (ii) the Share Charge dated as of the date hereof between the Security Agent, on behalf of the Lenders, and the Parent relating to the pledge by the Parent of the issued and outstanding shares of capital stock of Euro Exide owned by it which shall secure EHE's obligations as a Tranche A Borrower and as a Guarantor of the Tranche B Facility in an aggregate amount, together with the document described in sub-clause(v), not to exceed USD 500,000, (iii) the Pledge of Shares dated as of the date hereof between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of all of the issued and outstanding shares of capital stock of Tudor owned by it which shall secure EHE's obligations as a Tranche A Borrower and as a Guarantor of the Tranche B Facility in an aggregate amount not to exceed the CNTA Adjusted Share, (iv) the Deed Conferring Security and Other Rights Over Share Sale Proceeds and Monies Deposited dated as of the date hereof between the Security Agent, on behalf of the Lenders and EHE relating to the pledge by EHE of its right to certain proceeds from the sale of the shares of capital stock of CEAC, Tudor Euro Exide, EF, Tudor AB, Sonnak, Pakkasakku, and any other shares pledged pursuant to pledge agreements entered into between the Security Agent and EHE from time to time in accordance with Clause 13.2.8(i) or 13.2.8(k), (v) the Share Charge between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of all of the issued and outstanding shares of capital stock of Euro Exide owned by it to secure EHE's obligations as a Tranche A Borrower and as a Guarantor in respect of the Tranche B Facility in an aggregate amount, not to exceed USD 250,000, (vi) the Share Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of all of the issued and outstanding shares of capital stock of EF owned by it which shall secure EHE's obligations as a Borrower under the Tranche A Facility in an amount equal to EHE's obligations in respect of the Tranche A Facility and as a Guarantor in respect of the Tranche B Facility in an amount, subject to Clause 3.4.2, not to exceed the Security Reference Amount, (vii) the Share Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and EF relating to the pledge by EF of all of the issued and outstanding shares of capital stock of CEAC owned by it which shall secure EF's obligations as a Guarantor of EHE's obligations in respect of the Tranche A Facility in an amount equal to such obligations and as a Guarantor in respect of the Tranche B Facility in an amount, subject to Clause 3.4.2, not to exceed the Security Reference Amount, (viii) the Receivable Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of the CEAC Demand Note which shall secure EHE's obligations in respect of the Tranche A Facility in an amount equal to such obligations and as a Guarantor in respect of the Tranche B Facility in an amount, subject to Clause 3.4.2, not to exceed the Security Reference Amount, (ix) the Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and Exide International relating to the pledge by Exide International of the EHE Hybrid Bond which shall secure EHE's obligations in respect of the Tranche A Facility in an amount equal to such obligations and as a Guarantor in respect of the Tranche B Facility in an amount, subject to Clause 3.4.2, not to exceed the Security Reference Amount, (x) the Share Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of all of the issued and outstanding shares of capital stock of

          Tudor AB owned by it which shall secure EHE's obligations in respect of the Tranche A Facility and as a Guarantor in respect of the Tranche B Facility in an aggregate amount, subject to Clause 3.4.3, not to exceed the CNTA Adjusted Share, (xi) the Share Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of all of the issued and outstanding shares of capital stock of Sonnak owned by it which shall secure EHE's obligations in respect of the Tranche A Facility and as a Guarantor in respect of the Tranche B Facility in an aggregate amount, subject to Clause 3.4.3, not to exceed the CNTA Adjusted Share, (xii) the Share Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and EHE relating to the pledge by EHE of all of the issued and outstanding shares of capital stock of Pakkasakku owned by it which shall secure EHE's obligations in respect of the Tranche A Facility and as a Guarantor in respect of the Tranche B Facility in an aggregate amount, subject to Clause 3.4.3, not to exceed the CNTA Adjusted Share, (xiii) the Note Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and Manos relating to the Pledge by Manos of the EHE Subsidiary Note which shall secure Manos's obligations as a Guarantor in respect of the Tranche A Facility and as a Guarantor in respect of the Tranche B Facility in an amount, subject to Clause 3.4.2, not to exceed the Security Reference Amount, (xiv) the Share Pledge Agreement dated as of the Third Amendment Effective Date between the Security Agent, on behalf of the Lenders, and Manos relating to the pledge by Manos of all of the issued and outstanding shares of capital stock of Tudor Holdings which shall secure Manos' obligations as a Guarantor in respect of the Tranche A Facility or as a Borrower or Guarantor in respect of the Tranche B Facility in an aggregate amount, subject to Clause 3.4.3, not to exceed the CNTA Adjusted Share and (xv) any share and/or note pledge agreements entered into between the Security Agent and EHE from time to time in accordance with Clause 13.2.8(i) or 13.2.8(k), in each case as the same may be amended from time to time in accordance with the terms hereof;

          "SECURITY INTEREST" means any mortgage, charge (fixed or floating), pledge, lien, right of set-off hypothecation, trust, assignment by way of security, reservation of title, or any other security interest whatsoever, howsoever created or arising or any other agreement or arrangement (including, without limitation, a sale and repurchase arrangement) having the practical effect of conferring security, and any agreement to enter into, create or establish any of the foregoing;

          "SECURITY REFERENCE AMOUNT" means USD 434,744,405

          "SINAC" means Societa Industriale Accumulatori Srl, a company organised under the laws of the Republic of Italy;

          "SINAC TERM GUARANTEE" means a guarantee denominated in ITL undertaken and issued by an Issuing Lender at the request of the Borrower's Agent and made on behalf of SINAC, and includes any replacement SINAC Term Guarantee issued in accordance with Clause 5.2.4;

          "SINAC TERM GUARANTEE OUTSTANDINGS" means, at any time, the maximum aggregate liability of the Issuing Lenders under the SINAC Term Guarantee, such liability being calculated by the relevant Issuing Lender on the basis of its discharge in due course of its liabilities under the SINAC Term Guarantee;

          "SONNAK" means Tudor Sonnak A.S., a company organised under the laws of the Kingdom of Norway;

          "SONNAK GROUP" means, so long as Sonnak is not a member of another Borrowing Sub-Group, Sonnak and its subsidiaries from time to time;

          "SONNENSCHEIN" means Accumulatorenfabrik Sonnenschein GmbH, a company organised under the laws of the Federal Republic of Germany and registered in Budingen, Germany;

          "STRUCTURE MEMORANDUM" means the memorandum dated March 13, 1996 prepared by the Parent and Morgan Stanley & Co. Incorporated describing the transactions among members of the Borrowing Group contemplated by the amendments made to this Agreement with effect from the Third Amendment Effective Date;

          "SUB-GROUP HOLDING COMPANY" means, with respect to any Borrowing Sub-Group, the company in that Borrowing Sub-Group that is a direct subsidiary of EHE; provided that the Sub-Group Holding Company for (i) the CEAC Group shall be CEAC, (ii) the Euro Exide Group shall be Euro Exide and (iii) the Tudor Group shall be Tudor;

          "SUPPLY AGREEMENTS" means the long term supply agreements in the form of Schedule 6.1.8 to the Stock Purchase Agreement relating to the shares of CEAC between the Parent and FIAT SpA and SICIND SpA, each of which is a company organised under the laws of the Republic of Italy, relating to the acquisition by EHE of equity shares in CEAC;

          "SYNDICATION" has the meaning set forth in Clause 3.5;

          "TAXES" means and includes all present and future income and other taxes, levies, assessments, imposts, deductions, charges, duties, compulsory loans and withholdings whatsoever and wheresoever imposed and any charges in the nature of taxation together with interest thereon and penalties and fines with respect thereto, if any, and any payments made on or in respect thereof; and "TAX" and "TAXATION" shall be construed accordingly;

          "TAX INTEGRATION AGREEMENT" means an agreement, in form and substance satisfactory to the Agent between CEAC and EHE relating to the integration fiscale of EHE and its subsidiaries organised under the laws of France, as such agreement may be amended from time to time in a manner not materially prejudicial to the interests of the Lenders hereunder;

          "TERM FACILITIES" means, together, the Tranche A Term Facility not in excess of the Tranche A Term Commitments and the Tranche B Multicurrency Term

          Loan Facility not in excess of the Tranche B Multicurrency Term Loan Commitments (as such Commitments may be reduced in accordance with the terms of this Agreement);

          "THIRD AMENDMENT EFFECTIVE DATE" means the date on which the conditions precedent set forth in Clause 4.2 of the Third Amendment and Waiver dated 29th March, 1996 to this Agreement are satisfied or waived;

          "TOTAL BORROWINGS" means, at any time and in respect of any person or persons, the aggregate outstanding amount of all Financial Indebtedness of such person or, on a consolidated basis, persons; provided that Financial Indebtedness of one member of the Borrowing Group to or in respect of (by way, for example, of guarantee) another member of the Borrowing Group shall not be taken into account in calculating the Total Borrowings of the Borrowing Group, and Financial Indebtedness of one member of a Borrowing Sub-Group to or in respect of (by way, for example, of guarantee) another member of the same Borrowing Sub-Group or another Borrowing Sub-Group shall not be taken into account in calculating the Total Borrowings of such Borrowing Sub-Group (though, for the avoidance of doubt, Financial Indebtedness of one member of a Borrowing Sub-Group to or in respect of EHE shall be taken into account in calculating the Total Borrowings of such Borrowing Sub-Group);

          "TOTAL DEBT SERVICE" means, in respect of any period and any person or persons, the aggregate of (a) Total Interest and (b) the aggregate principal amount of Financial Indebtedness of such person or, on a consolidated basis, persons (as applicable) scheduled to be repaid (having regard to any reductions in respect thereof due to previous prepayment of any such amount where such prepayment occurred in a previous period) during such period under the terms and conditions relating to such Financial Indebtedness;

          "TOTAL INTEREST" means, in respect of the relevant testing period, the aggregate of all interest (including amounts in the nature of interest in connection with any interest rate and/or currency swap, cap, floor, collar or other similar arrangement), guarantee fees, commitment fees and other costs and fees of a similar nature (not including, to the extent otherwise included, costs of issuance of debt, equity or warrants or amortisation of debt discount) due in respect of Total Borrowings (including, for purposes of calculating "Total Borrowings" and notwithstanding sub-clause (xiii) of the definition of "Financial Indebtedness", 100% of the face or notional amount of each interest rate or currency swap, collar or other similar agreement or other hedging or derivative instrument as the Financial Indebtedness attributable thereto) and payable by the Borrowing Group during such period (including interest, the interest finance charge element of hire-purchase, credit sale and conditional sale agreements and of lease rentals under finance leases), less the sum of all----interest (including amounts in the nature of interest in connection with any interest rate and/or currency swap, cap, floor, collar or other similar arrangement), guarantee fees, commitment fees and other costs and fees of a similar nature payable to the Borrowing Group during such period;

          "TRANCHE A TERM COMMITMENT" means, in relation to the participation of any Lender in the Tranche A Term Facility, the amount or Equivalent Amount of such amount stated opposite its name in Schedule 1 (or in the case of a Transferee, the amount or Equivalent Amount of such amount stated in the Schedule to the relevant Transfer Certificate as being transferred to that Transferee) in relation to that Facility, in each case as the same may be transferred (in whole or in part), cancelled, reduced, varied or terminated in accordance with the terms of this Agreement;

          "TRANCHE A BORROWER" means EHE;

          "TRANCHE A TERM FACILITY" means the Tranche A term loan facility not in excess of the Tranche A Term Commitments granted to EHE hereunder (as the same may be reduced or cancelled in accordance with the terms of this Agreement);

          "TRANCHE B BORROWER" means each of CEAC, Tudor, Euro Exide, the Tranche B Borrowers listed in Schedule 3 and any Additional Borrower from time to time (but not in any event including EHE);

          "TRANCHE B FACILITY" means collectively (a) the Tranche B Multicurrency Revolving Facility and (b) the Tranche B Multicurrency Term Facility;

          "TRANCHE B MULTICURRENCY REVOLVING COMMITMENT" means, in relation to the participation of any Lender in the Tranche B Revolving Facility, the amount or Equivalent Amount of such amount stated opposite its name in Schedule 1 (or in the case of a Transferee, the amount or Equivalent Amount of such Amount stated in the Schedule to the relevant Transfer Certificate as being transferred to that Transferee) in relation to that Facility, in each case as the same may be transferred (in whole or in part), cancelled, reduced, varied or terminated in accordance with the terms of this Agreement;

          "TRANCHE B MULTICURRENCY REVOLVING FACILITY" means the Tranche B multicurrency revolving credit facility not in excess of the Tranche B Multicurrency Revolving Commitments granted to the Tranche B Borrowers hereunder (as the same may be reduced in accordance with the terms of this Agreement);

          "TRANCHE B MULTICURRENCY TERM COMMITMENT" means, in relation to the participation of any Lender in the Tranche B Term Facility, the amount or Equivalent Amount of such amount stated opposite its name in
          Schedule 1 (or in the case of a Transferee, the amount or Equivalent Amount of such amount stated in the Schedule to the relevant Transfer Certificate as being transferred to that Transferee) in relation to that Facility, in each case the same may be transferred (in whole or in part), cancelled, reduced, varied or terminated in accordance with the terms of this Agreement;

          "TRANCHE B MULTICURRENCY TERM FACILITY" means the Tranche B multicurrency term credit facility not in excess of the Tranche B Multicurrency

          Term Commitments granted to the Tranche B Borrowers hereunder (as the same may be reduced in accordance with the terms of this Agreement);

          "TRANSFER" has the meaning given to it in Clause 25.2;

          "TRANSFER CERTIFICATE" means a certificate substantially in the form set out in Schedule 9;

          "TRANSFEREE" means a bank, financial institution or other person to which a Lender seeks to transfer or has transferred all or part of its rights and obligations hereunder;

          "TUDOR" has the meaning given to it in the introduction to this Agreement;

          "TUDOR AB" means Tudor A.B., a company organised under the laws of the Kingdom of Sweden;

          "TUDOR AB GROUP" means, so long as Tudor AB is not a member of another Borrowing Sub-Group, Tudor AB and its subsidiaries from time to time;

          "TUDOR APPROVED ACCOUNTING PRINCIPLES" means such accounting principles, standards and practices as are generally accepted in the accounting profession in Spain from time to time, consistently applied;

          "TUDOR CONVERTIBLE BONDS" means convertible bonds maturing 28th December, 1997, of ESP 10,000 face value each issued by Tudor;

          "TUDOR GROUP" means Tudor and its subsidiaries from time to time;

          "TUDOR HOLDINGS" means Tudor Holding Ltd. Oy, a company organised under the laws of the Republic of Finland;

          "TUDOR RESTRICTED SUBSIDIARY" means Tudor or a subsidiary of Tudor that is a Restricted Subsidiary;

          "UNITED KINGDOM" or "UK" means the United Kingdom of Great Britain and Northern Ireland;

          "USD" means the lawful currency from time to time of the United States of America;

          "VAT" means value added tax imposed in any relevant jurisdiction or any other tax of a substantially similar nature substituted therefor from time to time;

          "WCP ADVANCE" means an Advance under a WCP Facility;

          "WCP AGREEMENT" means an agreement between a WCP Provider and a WCP Borrower relating to a WCP Facility;

          "WCP BORROWER" means any Borrower in the event it has been provided with a WCP Facility by a WCP Provider, and "WCP BORROWERS" means each of them;

          "WCP COMMITMENT" means, in respect of any WCP Provider for a WCP Facility, the amount designated by the WCP Provider pursuant to Clause 3.6.1, as such WCP Commitment may be reduced pursuant to the terms of this Agreement;

          "WCP FACILITY" means a revolving credit facility made available by a WCP Provider to a WCP Borrower pursuant to Clause 3.6 and "WCP FACILITIES" means all such facilities;

          "WCP PROVIDER" means any Lender acting through a branch or affiliate in respect of a WCP Commitment of that Lender;

          "WORKING CAPITAL" means in relation to a person or group of persons under any Approved Accounting Principles, trade and other debtors in respect of operating items plus prepayments and inventory less trade and other creditors in respect of operating items and less accrued expenses and accrued costs, in each case determined in accordance with such Approved Accounting Principles for such person or, on a consolidated basis, for such persons (as the case may be); and

1.2       Construction of Other Terms
          ---------------------------

          In this Agreement, unless the context otherwise requires, a reference to:-

1.2.1     "affiliate" means in relation to any person (a) any person (other than
           ---------
          a subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such person, or (b) any person who is a director or officer (i) of such person, (ii) of any subsidiary of such person or (iii) of any person described in sub-clause (a) above. For purposes of this definition, "control" of a person shall mean the power, direct or indirect, (i) to vote 25% or more of the securities having ordinary voting power for the election of directors of such person, whether by way of ownership of securities, contract, proxy or otherwise, or (ii) to direct or cause the direction of the management and policies of such person, whether by ownership of securities, contract, proxy or otherwise;

1.2.2     "assets" includes property and rights of every kind, present, future
           ------
          and contingent (including uncalled share capital), and every kind of interest in an asset, except that the word
          "contingent" shall not be deemed included in this definition where the definition is used in provisions relating to financial accounting;

1.2.3     "indebtedness" includes any obligation (whether incurred as principal
           ------------
          or as surety) for the payment or repayment of money, whether present or future, actual or contingent, except that the word "contingent" shall not be deemed included in this definition where the definition is used in provisions relating to financial accounting;

1.2.4     a document or other writing being "in the agreed terms" means that the
                                             -------------------
          relevant document or writing is in form and substance satisfactory to the Agent and has been initialled by or on behalf of the Agent and the Borrowers' Agent on or before the date hereof;

1.2.5     an event or matter having a "Material Adverse Effect" is to be
                                       -----------------------
          construed as a reference to an event or matter which has or is reasonably likely to have a material adverse effect on:-

          (i) the financial condition, business, assets or revenues of the Borrowing Group taken as a whole; or

          (ii) the ability of the Borrowers and the Guarantors (taken as a whole) to perform in a timely and diligent manner all or any of their material obligations (including, without limitation, payment obligations) under each of the Finance Documents, other than as set forth in the Reservations;

1.2.6     a "month" means (save where used in the expression "calendar month") a
             -----                                            --------------
          period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month (or in a subsequent calendar month in the case of the plural "months"), provided that if:-

          (a) any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day in the same calendar month, or if none, on the preceding Business Day; and

          (b) a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month;

          and provided further, that where the term "month" is used herein with reference to a period for, or as at the end of, which any member of the Borrowing Group maintains or reports its financial information in accordance with financial accounting and reporting practices utilised by the Borrowing Group as a whole, such term shall be construed to mean a period of either four or five weeks determined in accordance with such practices;

1.2.7     "outstandings" under a Facility means the principal amount of all
           ------------
          Advances outstanding under such Facility including, without limitation, the amount of Revolving L/C Outstandings, Revolving Credit Guarantee Outstandings, SINAC Term Guarantee Outstandings and Banesto Term Letter of Credit Outstandings;

1.2.8a "person" includes any person, firm, company, corporation, government, state or agency of a state or any undertaking (within the meaning of Section 259(1) of the Companies Act 1985) or other entity or association (whether or not having separate legal personality), or any two or more of the foregoing;

1.2.9     "repayment" includes "prepayment" and its grammatical variations and
           ---------            ----------
          cognate expressions shall be construed accordingly;

1.2.10    "subsidiary" means, with respect to any person, any corporation or
          -----------
          other person fifty percent (50%) or more of whose securities or other ownership interests having ordinary voting power for the election of directors or similar representatives (other than securities having such power only by reason of the happening of a contingency) are, as of the date of determination thereof, directly or indirectly owned by such person or one or more of such person's subsidiaries; and

1.2.11    "winding-up" of any person includes its dissolution and/or termination
           ----------
          and/or any equivalent or analogous proceedings under the law of any jurisdiction in which the person concerned is incorporated, registered, established or carries on business or to which that person is subject.


1.3       Other Provisions
          ----------------

          Except where a contrary intention appears, in this Agreement:-

1.3.1 a reference to an Obligor or a Finance Party is, where relevant, deemed to be a reference to or to include, as appropriate, their respective successors or assigns;

1.3.2 references to Clauses and Schedules are references to, respectively, clauses of and schedules to this Agreement;

1.3.3 a reference to any agreement, deed or other instrument (including the Finance Documents) is to be construed as a reference to that agreement, deed or other instrument as it may have been or hereafter be, from time to time, amended, varied, supplemented, restated or novated but excluding for this purpose any amendment, variation, supplement or modification which is contrary to any provision of any of the Finance Documents;

1.3.4 a reference to a statute, law, rule, regulation or statutory instrument is to be construed as a reference to that statute as the same may have been, or may from time to time hereafter be, amended or re-enacted;

1.3.5     a time of day is a reference to London time;

1.3.6 the index to and the headings in this Agreement are inserted for convenience only and are to be ignored in construing this Agreement;

1.3.7     references to the singular shall include the plural and vice versa,
                                                                  ---- -----
          and reference by way of masculine pronoun or adjective shall include references by way of the feminine, and vice versa; and
                                                 ---- -----

1.3.8 accounting terms are to be construed in accordance with the relevant Approved Accounting Principles.

2.        THE FACILITIES.
          --------------

2.1       The Facilities
          --------------

2.1.1 The Lenders grant to EHE, upon the terms and subject to the conditions of this Agreement, the Tranche A Term Facility.

2.1.2 The Lenders grant to the Tranche B Borrowers, upon the terms and subject to the conditions of this Agreement, the Tranche B Multicurrency Term Facility.

2.1.3 The Lenders grant to the Tranche B Borrowers, upon the terms and subject to the conditions of this Agreement, the Tranche B Multicurrency Revolving Facility.

2.2       Purpose
          -------

2.2.1     Tranche A Term Facility: The proceeds of any Advance under the Tranche
          -----------------------
          A Term Facility shall be used by EHE to refinance in part the EHE Pre-Closing Parent Indebtedness.

2.2.2     Tranche B Term Facility: The proceeds of any Advance under the Tranche
          -----------------------
          B Multicurrency Term Facility shall be used by the relevant Tranche B Borrower:-

          (a) to refinance its Indebtedness to be Refinanced (Tranche B) and, to the extent permitted herein, Indebtedness to be Refinanced (Tranche B) of other members of the Borrowing Group in an amount not to exceed the amount so refinanced (plus premiums, accrued interest, fees and expenses on such Indebtedness to be Refinanced (Tranche B) and any refinancings thereof),

          (b) for the issue of the SINAC Term Guarantee to backstop term loan facilities to SINAC the proceeds of which are used to refinance SINAC's Indebtedness to be Refinanced (Tranche B) and, to the extent permitted herein, Indebtedness to be Refinanced (Tranche
               B) of other members of the Borrowing Group in an amount not to exceed the amount so refinanced (plus premiums, accrued interest, fees and expenses on such Indebtedness to be Refinanced (Tranche
               B) and any refinancings thereof),

          (c) for the issue of the Banesto Term Letter of Credit to support the payment of principal of, and interest on, the Tudor Convertible Bonds held by Banesto on the date of this Agreement and/or

          (d) in an amount which does not exceed the amount of the extraordinary distribution by CEAC described in Clause 4.1.1(g) for the general corporate purposes of the CEAC Group.

2.2.3 Tranche B Multicurrency Revolving Facility. The proceeds of any Advance (including WCP Advances, except as otherwise restricted by Clause 3.6) under the Tranche B Multicurrency Revolving Facility shall be used by the relevant Tranche B Borrower:-

          (a) to refinance its Indebtedness to be Refinanced (Tranche B) and, to the extent permitted herein, Indebtedness to be Refinanced (Tranche B) of other members of the Borrowing Group in an amount not to exceed the amount so refinanced (plus premiums, accrued interest, fees and expenses on such Indebtedness to be Refinanced (Tranche B) and any refinancings thereof), and/or

          (b) for the issue of Revolving Credit Guarantees and the issue of Revolving L/Cs to backstop overdraft and working capital facilities the proceeds of which are used for general corporate purposes of the Borrowing Group and/or to refinance its Indebtedness to be Refinanced (Tranche B) and, to the extent permitted herein, Indebtedness to be Refinanced (Tranche B) of other members of the Borrowing Group in an amount not to exceed the amount so refinanced (plus premiums, accrued interest, fees and expenses on such Indebtedness to be Refinanced (Tranche B) and any refinancings thereof); and/or

          (c) in an amount which, together with the Indebtedness to be Refinanced (Tranche B) and the proceeds of the overdraft and working capital facilities the proceeds of which are used for general corporate purposes of the Borrowing Group pursuant to sub-clause (b) of this Clause 2.2.3, does not exceed FF 1,403,000,000 or the Equivalent Amount for general corporate purposes of the Borrowing Group.

2.2.4     Additional Borrowers: The Borrowers' Agent may, with the prior written
          --------------------
          consent of the Agent, which consent shall not be unreasonably withheld if (i) the Agent reasonably determines that designation of the subsidiary referred to below as an Additional Borrower would not prejudice any of the Finance Parties' rights under the Finance Documents or against the Borrowers and Guarantors or any of them and
          (ii) none of the Lenders has objected to the designation of such Additional Borrower on the basis that (y) the designation of such Additional Borrower would result in payments due from such Additional Borrower to such Lender being subject to Clause 9.3.2., or (z) making Loans to, or maintaining such Lender's Commitment in favour of, such Additional Borrower would cause such Lender to violate any law, regulation, directive or order applicable to it or any of its affiliates, whether or not having the force of law, or any internal policy of such Lender, at any time during the term of this Agreement, designate by notice to the Agent any of the Lead Borrowers' respective subsidiaries as an Additional Borrower (specifying the Facility(ies) in respect of which it is to be an Additional Borrower, provided that
                                                                  --------
          no Additional Borrowers shall be permitted with respect to the Tranche A Facility). Such notice shall be in writing and signed on behalf of the Borrowers' Agent and on behalf of the subsidiary concerned and shall take effect in accordance with its terms provided that:

          (a) the Additional Borrower enters into a Deed of Accession with the Agent on behalf of the Finance Parties in the relevant form contained in Schedule 8 together with such amendments as the Agent may reasonably require or permit; and

          (b) the Additional Borrower, before entering into such a Deed of Accession, has provided legal opinions in form and substance reasonably satisfactory to the Agent and has fulfilled to the satisfaction of the Agent all reasonable conditions precedent notified to the Borrowers' Agent in the written consent of the Agent including, but not limited to, in the case of Additional Borrowers incorporated in Spain, the recordation of such Deed of Accession before a Spanish Notary or Official Commercial Stockbroker.

          Notwithstanding any other provision contained herein, so long as B.I.G. France SARL, a French societe a responsabilite limitee, is insolvent, it shall not be permitted or required to be a Borrower.

2.2.5     Financial Assistance: No amount drawn down hereunder shall be applied
          --------------------
          in a manner which may be prohibited by any financial assistance or other similar laws in any relevant jurisdiction and, to the extent any Borrower lends any amount drawn hereunder to another person as permitted hereunder, such Borrower shall ensure that the proceeds of such loan are not applied in a manner which may be so prohibited.

2.2.6     Borrowers' Agent: Each Borrower and Guarantor by its execution of this
          ----------------
          Agreement (including by execution of a Deed of Accession) irrevocably authorises the Borrowers' Agent to give and receive all notices and instructions and make such agreements expressed to be capable of being given or made (i) to or by it pursuant to the Finance Documents, or
          (ii) by the Borrowers' Agent in this Agreement notwithstanding that they may affect such Borrower or Guarantor without further reference to or the consent of such Borrower or Guarantor and such Borrower or Guarantor shall, as regards each Finance Party, be bound thereby as though such Borrower or Guarantor itself had agreed such change or given such notice or made such agreement. Without prejudice to the foregoing, the Borrowers' Agent shall at all times keep the Borrowers and Guarantors fully informed and consult with them and obtain their instructions whenever necessary or desirable.

2.2.7     Actions of Borrowers' Agent: The respective liabilities of each of the
          ---------------------------
          Borrowers and of each of the Guarantors hereunder shall not be in any way affected by:-

          (a) any irregularity in any act done by or any failure to act by the Borrowers' Agent;

          (b) the Borrowers' Agent acting in any respect outside any authority conferred on it by any Borrower or Guarantor; or

          (c) the failure by or inability of the Borrowers' Agent to inform any Borrower or Guarantor of receipt by it of any notification hereunder.

3.        PARTICIPATION OF LENDERS.
          ------------------------

3.1       Basis of Participation
          ----------------------

          Subject to the provisions of this Agreement, each Lender will participate in each Cash Advance and will be deemed to participate in a Deemed Advance (other than WCP Advances) in the proportion which (i) in the case of an Advance under the Tranche A Term Facility or Tranche B Multicurrency Term Facility, its Commitment in relation to such Facility as at the Drawdown Date bears to the undrawn portion of the Total Commitments of the Lenders in relation to such Facility as at such date, and (ii) in the case of an Advance under the Tranche B Multicurrency Revolving Facility, its Net Tranche B Multicurrency Revolving Commitment in relation to such Facility as at the Drawdown Date bears to the undrawn portion of the Tranche B Multicurrency Revolving Commitments of the Lenders in relation to such Facility as at such date.

          None of the Lenders is obliged to participate in a Cash Advance or a Deemed Advance to the extent that to do so would result in the amount outstanding to it under the relevant Facility exceeding its Commitment in respect of that Facility.

3.2       Lending Office
          --------------

3.2.1 Each Lender will participate in each Advance as aforesaid through its Lending Office.

3.2.2 If any Lender changes any Lending Office, that Lender agrees to notify the Agent and the Borrowers' Agent promptly of such change and, until it does so, the Agent and the Borrowers shall be entitled to assume that no such change has taken place.

3.3       Rights and Obligations of Finance Parties
          -----------------------------------------

3.3.1 The rights and obligations of each of the Finance Parties under the Finance Documents are several. Failure of any Finance Party to observe and perform its obligations under any Finance Document shall neither:-

          (a) result in any other Finance Party incurring any liability whatsoever; nor

          (b) relieve the Borrowers or any other Finance Party from their respective obligations under the Finance Documents.

3.3.2 Notwithstanding any other provision of any Finance Document, the interests of each Finance Party are several and the total amounts outstanding at any time under the Finance Documents and due to each Finance Party constitute separate and independent debts.

3.4       Enforcement of Rights
          ---------------------

3.4.1 Each Finance Party has the right to protect and enforce its rights arising out of the Finance Documents and it will not be necessary for any other Finance Party to be joined as an additional party in any proceedings brought for the purpose of protecting or enforcing such rights.

3.4.2 The parties agree that, notwithstanding any term of any Security Document to the contrary, to the extent the security under some or all of the Security Documents for obligations under the Tranche B Facility (either directly as a Borrower or as a Guarantor or, in the case of Exide International, as a pledgor) is limited by reference to the Security Reference Amount, the Finance Parties may not realise, in aggregate, more than such Security Reference Amount with respect to such Tranche B Facility obligations by enforcement of the Security Interest under such Security Documents; provided that the Finance
                                                  --------
          Parties acting through the Security Agent may enforce such Security Documents in any order and with respect to any collateral subject thereto as the Finance Parties deem fit; provided further that nothing
                                                   -------- -------
          in the foregoing shall be deemed to limit the Finance Parties' rights
          (i) under the Security Documents to enforce such Security Documents with respect to other obligations secured thereby or (ii) to enforce any other Finance Document with respect to any obligation of any Obligor thereunder whatsoever (including without limitation for obligations secured in whole or in part by such Security Documents) to the full extent thereof.

3.4.3 The parties agree that, notwithstanding any term of any Security Document to the contrary, to the extent the security under some or all of the Security Documents for obligations under the Facilities (either directly as a Borrower or as a Guarantor) is limited by reference to the CNTA Adjusted Share, the Finance Parties may not realise, in aggregate, more than such CNTA Adjusted Share with respect to such obligations by enforcement of such Security Documents; provided that
                                                                 --------
          the Finance Parties acting through the Security Agent may enforce such Security Documents in any order and with respect to any collateral subject thereto as the Finance Parties deem fit; provided further that
                                                           -------- -------
          nothing in the foregoing shall be deemed to limit the Finance Parties' rights (i) under the Security Documents to enforce such Security Documents with respect to other obligations secured thereby or (ii) to enforce any other Finance Document with respect to any obligation of any Obligor thereunder whatsoever (including without limitation for obligations secured in whole or in part by such Security Documents) to the full extent thereof.

3.5       Syndication
          -----------

          The Borrowers acknowledge that, without limitation of the provisions of Clause 25, the Original Tranche A Term Lenders, the Original Tranche B Multicurrency Term Lenders and the Original Tranche B Multicurrency Revolving Lenders may assign or transfer their respective rights under this Agreement ("Syndication") and the
                                                   -----------
          Borrowers undertake to assist and co-operate with the Agent and such Lenders in Syndication in such manner and to such extent as the

          Agent and such lenders may from time to time each resonable request including, whitout limitation, by:-

3.5.1 providing and causing the Borrowers' advisers to provide the Agent, Lenders and potential Lenders with all reasonable information deemed necessary by the Agent to complete Syndication, including but not limited to information and evaluations prepared by the Borrowers and their respective advisers;

3.5.2     assisting in the preparation of an Information Memorandum;

3.5.3 making available officers of the Borrowers and the Parent from time to time and, as may reasonably be requested, causing such officers to attend and make presentations regarding the business and prospects of the Borrowers and the Parent, as appropriate, at a meeting or meetings of Lenders or prospective Lenders;

3.5.4 arranging and conducting appropriate Borrowing Group site visits for Lenders and potential Lenders;

3.5.5 selecting Interest Periods having a duration of not more than one month in respect of all Cash Advances made for the first six months following the date of this Agreement; and

3.5.6 refraining and causing its subsidiaries to refrain, from placing any of their respective borrowings in the English, French, Spanish or international financial or capital markets until the earlier of (i) six months after the date of this Agreement, and (ii) completion of such Syndication as notified to the Borrowers' Agent by the Agent.

3.6       The WCP Facilities
          ------------------

3.6.1     (a)  If a WCP Provider so agrees, at the request of the Borrowers'
               Agent made on behalf of a Borrower, a WCP Provider may designate by notice to the Agent all or part of its Revolving Credit Commitment as being utilised by its provision of a WCP Commitment in the amount designated in respect of a WCP Facility for such Borrower up to a maximum amount of FF 40,000,000 or its Equivalent Amount; provided that the maximum aggregate amount of the WCP Commitments of all WCP Providers hereunder shall not exceed FF 155,000,000 or its Equivalent Amount.

          (b) Under no circumstance shall the aggregate of any WCP Provider's WCP Commitments exceed such WCP Provider's Revolving Credit Commitment.

          (c)  Subject to the terms of this Agreement,

               (i) while and to the extent a WCP Facility is made available for drawing by the relevant WCP Borrower, the Tranche B Multicurrency Revolving Commitment of the WCP

                    Provider for that WCP Facility shall be reduced by the amount of its WCP Commitment in respect of that WCP Facility, as set forth in the definition of Net Tranche B Multicurrency Revolving Commitment; and

               (ii) the Borrower under a WCP Facility may cancel any undrawn element of that WCP Facility at any time, and in any such event or upon the expiration of the WCP Commitment for that WCP Facility, the Net Tranche B Multicurrency Revolving Commitment of the WCP Provider for that WCP Facility shall automatically be increased by the amount so cancelled or expired; provided that such WCP Provider's Net Tranche B
                             --------
                    Multicurrency Revolving Commitment shall not be increased in excess of its Tranche B Multicurrency Revolving Commitment.

3.6.2 Each WCP Facility shall be made available to the relevant WCP Borrower upon the terms of this Agreement, as follows:-

          (a) WCP Advances may be in the form of Cash Advances, letters of credit or revolving credit guarantees as agreed between the relevant WCP Provider in the applicable WCP Agreement.

          (b) WCP Advances under a WCP Facility shall, except as otherwise provided, be made available to the relevant WCP Borrower on the same terms and conditions (including without limitation the terms and conditions relating to interest, payments, change in circumstances, defaults, etc.) under which Revolving Credit Advances are made available to the Borrowers under this Agreement, provided that for purposes of Clauses 2, 3 and 5 to 11 (inclusive):-

               (i) the Lending Office or Offices of a WCP Provider for purposes of its WCP Facility may be different from the Lending Offices it designates for other purposes under this Agreement;

               (ii) except as set forth in Clause 3.6.1, all notices to be given by or to the Borrowers' Agent in respect of a Tranche B Multicurrency Revolving Advance shall, in respect of a WCP Advance, be given by or to (as applicable) the WCP Borrower under the relevant WCP Facility (and references to the Borrowers' Agent and its address in the relevant provisions of such clauses shall be deemed references to the relevant WCP Borrower and its address for this purpose);

               (iii) except as set forth in Clause 3.6.1, all notices to be given by or to the Agent in respect of a Tranche B Multicurrency Revolving Advance shall, in respect of a WCP Advance, be given by or to (as applicable) the WCP

                    Provider for the relevant WCP Facility (and references to the Agent and its address in the relevant provisions of such clauses shall be deemed references to the relevant WCP Provider and its address for this purpose);

               (iv) all determinations to be made by the Agent in respect of a
                    Tranche B Multicurrency Revolving Advance shall, in respect of a WCP Advance, be made by the relevant WCP Provider (and references to the Agent in the relevant provisions of such clauses shall be deemed references to the relevant WCP Provider for this purpose);

               (v) all payments which, in respect of a Tranche B Multicurrency Revolving Advance, are required to be made to the Agent hereunder shall, in respect of a WCP Advance to a WCP Borrower, be made to the WCP Provider in respect of those WCP Advances (and references to the Agent and its address in the relevant provisions of such clauses shall be deemed references to the relevant WCP Provider and its address for this purpose); and

               (vi) each WCP Advance shall be in such minimum amount and
                    integral multiples as is agreed between the relevant WCP Provider and WCP Borrower in the applicable WCP Agreement.

          (c) The foregoing notwithstanding, the WCP Provider and WCP Borrower in relation to a WCP Facility may agree in a WCP Agreement between them to vary the interest rate applicable to WCP Advances under the WCP Facility, the number of WCP Advances that may be outstanding at any one time, or the form of or requirement for any Drawdown Request or the notice required to make a drawing of a WCP Advance under that WCP Facility, and payment and amount of fees; provided that such WCP Agreement may not amend,
                     --------
               supplement or vary this Agreement in any other respect without the consent of the Agent acting at the direction of the Majority Lenders, or, to the extent required by the other provisions of this Agreement, the Lenders.

          (d) In addition to the foregoing, Clauses 5.5, 5.8 and 8.3.4 shall not apply in respect of any WCP Advance and matters relating thereto.

3.7       Certain Adjustments Relating to WCP Facilities
          ----------------------------------------------

3.7.1 Following the occurrence and during the continuance of an Event of Default:-

          (a) each WCP Provider shall promptly notify the Agent of any Recovery made by it from the relevant Borrower and/or any loss or expense suffered by it in connection with the failure to repay in full, in each case by reference to the WCP Facility or WCP Facilities to which it is a party; and

          (b) in the event of a shortfall as regards any or all of the Obligors under the Finance Documents, the Agent shall calculate the necessary adjustments between that WCP Provider and the other Lenders so that, as closely as is practicable, each Lender shares any loss suffered by all the Lenders (including the WCP Provider) in the proportion which that Lender's Commitments under the Facilities bears to all the Total Commitments under the Facilities.

          The Lenders (including each WCP Provider) agree to accept as conclusive (in the absence of manifest error) the calculations of the Agent under paragraph (b) above and to make such consequential payments as between themselves as may be necessary to achieve the proportionate loss sharing contemplated by that paragraph (b) and to give effect to Clause 19.

3.7.2 Any consequential payment made by a Lender under Clause 3.7.1 above is without prejudice to the obligations under this Agreement of the Borrowers to pay all amounts due and payable under this Agreement.

4.        CONDITIONS PRECEDENT.
          --------------------

4.1       Initial conditions precedent
          ----------------------------

4.1.1 The obligations of the Lenders to make any Advance available to the Borrowers under this Agreement are conditioned upon (I) the Agent and its legal advisers having received the following documents and evidence (except the items specified in sub-clause (d), (e), (f) (g), (n), (s), (u) and (v) below) in all respects (except where otherwise specified) in form and substance satisfactory to the Agent and its legal advisers by 12 noon on the third Business Day prior to the Initial Drawdown Date, and (II) the items specified in sub-clause (d),
          (e), (f), (g), (n), (s), (u) and (v) below in all respects (except where otherwise specified) in form and substance satisfactory to the Agent and its legal advisers having been placed in escrow with O'Melveny & Myers pending the Initial Drawdown by 12 noon on the third Business Day prior to the Initial Drawdown Date:-

          (a) a copy, certified as of the Initial Drawdown Date as true and complete by a duly authorised representative of the relevant Obligor, of:

               (i) the constitutional documents of each Obligor, including evidence of due incorporation, together with satisfactory search results of any public corporate registers of that Obligor;

               (ii) board (or other appropriate governing body) resolutions of each Obligor (A) approving the transactions and the matters contemplated by each of the Finance Documents, and (B) authorising a specified person or persons to (x)
                     execute on its behalf each of the Finance Documents to which it is a party, and (y) give all notices, requests, instructions, certificates and other documents for that Obligor in connection with each of the Finance Documents to which it is a party;

               (iii) all other corporate, trust or other applicable
                     authorisations and actions of it required (including without limitation any resolutions of shareholders or approvals of beneficiaries) to enable it to enter into, execute and perform those of the Finance Documents to which it is, or is to be, a party;

               (iv) specimen signatures of the signatories authorised by each Obligor in the board (or other appropriate governing body) resolutions described in Clause 4.1.1(a)(ii) to sign Financing Documents to which it is or is to be a party; and

               (v) all other resolutions, powers, declarations, approvals, consents and licenses (corporate, official or otherwise) necessary or appropriate for the entry into and performance by each Obligor of the Finance Documents to which it is or is to be a party, and for the enforceability and validity thereof;

          (b) one or more certificates of duly authorised officers of Tudor certifying evidence that the Bank of Spain and/or the Ministry of Finance of the Kingdom of Spain have approved or cleared the transactions contemplated by the Finance Documents (to the extent necessary) and the clearance from the Direccion General de Economia Internacional y Transacciones Exteriores to transfer the shares of capital stock of Tudor from the Parent to EHE;

          (c)  duly and unconditionally executed counterparts of:-

               (i)   this Agreement;

               (ii) the Deeds of Accession for each party that will become a Guarantor or a Borrower as of the Initial Drawdown Date;

               (iii) each of the Security Documents; and

               (iv) such Escrituras Publicas or polizas intervenidas relative to this Agreement, the Deeds of Accession and the Security Documents to which any Obligor which is organised or incorporated under the laws of the Kingdom of Spain is a party or any of the assets, shares or interests of which are located in the Kingdom of Spain as the Agent may reasonably require so that such documents shall in each case constitute escrituras publicas or polizas intervenidas under Spanish law;

          (d)  legal opinions properly addressed to the Agent and Lenders from:-

               (i)   Kirkland & Ellis, U.S. legal advisers to the Parent;

               (ii) Lovell White Durrant, English legal advisers to Euro Exide, Gide Loyrette Nouel, French legal advisers to CEAC and EHE, and J&A Garrigues, Spanish legal advisers to Tudor;

               (iii) reputable counsel acceptable to the Agent in each
                     jurisdiction other than England, France or Spain in which any Borrower or Guarantor is organised or incorporated, who may be counsel to the Parent; and

               (iv) Ashurst Morris Crisp, English and French legal advisers to the Agent and Uria & Menendez, Spanish legal advisers to the Agent;

          (e) delivery of share certificates, certificados de legitimacion and share transfer forms and/or evidence of the relevant recording on the share registers with respect to the shares of CEAC, Euro Exide and Tudor pledged pursuant to the Security Documents and/or any other appropriate evidence that the Security Interests created thereby are appropriately perfected or will be perfected upon registration under applicable law;

          (f) evidence that the Parent Credit Agreement has been amended pursuant to an amendment in form and substance satisfactory to the Agent and Majority Lenders, that such amendment remains in full force and effect, and that the Parent has repaid or will concurrently repay certain Financial Indebtedness thereunder in the aggregate amount of FF 373,000,000 as required by the terms of such amendment;

          (g) evidence that before or concurrent with the Initial Drawdown CEAC shall have made or will make an extraordinary distribution, and that the proceeds of such distribution and the proceeds of the Tranche A Term Loan hereunder will be used to repay in part the EHE Pre-Closing Parent Indebtedness;

          (h)  Environmental Report and Environmental Budget;

          (i)  Due Diligence Report;

          (j) Accountants Report, together with letters from Arthur Andersen as to (i) purchase accounting as applied as at March 31, 1995 and thereafter to the consolidated financial statements of EHE, (ii) French tax integration between EHE and CEAC and (iii) the ability of the respective subsidiaries of the Lead Borrowers to pay dividends (directly or indirectly) and make loans to and repay loans from the Lead Borrower which is its direct or indirect parent (which letter shall be in form and substance satisfactory to the Agent);

          (k)  the Knight Wendling Report;

          (l)  the Business Plan;

          (m)  the Operating Budget;

          (n) reliance letters addressed to the Agent and each of the Lenders in form and substance satisfactory to the Agent with respect to each of (v) items (i) to (iii) referred to in the definition of "Accountants Report" and the letters referred to in sub-clause
               (j) of this Clause 4.1.1, (w) the Knight Wendling Report, (x) the reports comprising the Due Diligence Report, (y) the Environmental Budget and (z) the documents comprising the Environmental Reports (1) for which reliance letters were obtained in connection with the Facilities Agreement dated 28th February 1995 among, inter alia, the Parent and Bankers Trust Company as Lead Arranger, Agent and a Lead Manager (and any updates of such documents), (2) prepared by the Parent and/or members of the Borrowing Group and/or prepared by legal advisers to the Parent and/or members of the Borrowing Group, or (3) to the extent reasonably requested by the Agent;

          (o) analyses and evidence of insurance complying with Clause 13.2.6 (Insurances) in scope, form and substance reasonably satisfactory to Agent and Majority Lenders;

          (p) (i) audited consolidated financial statements for CEAC and Tudor for the period ended December 31, 1994 (ii) unaudited consolidated financial statements for Euro Exide for the period ended 31st March, 1995, and (iii) the pro forma consolidated financial statements for the Borrowing Group for the Accounting Reference Period ended March 31st, 1995;

          (q) each of the financial statements and other materials required pursuant to Clause 13.3.4 (Financial Statements and Operating Budget);

          (r) copies of each of the agreements, deeds or other instruments, in each case containing covenants, events of default and matters relating to requirements for repayment in advance of scheduled maturity in form and substance reasonably satisfactory to the Agent, evidencing the Continuing Indebtedness, certified as of the Initial Drawdown Date on behalf of the Borrowers by a duly authorised officer of the Borrowers' Agent;

          (s) evidence that the lenders party to the Parent Credit Agreement have released the (i) Security Interests in all shares of capital stock of Euro Exide, Tudor and certain subsidiaries of Tudor,
               (ii) mortgages on certain property of Tudor and its subsidiaries and (iii) guarantee from Tudor, in each case, granted in favour of such lenders under the terms of the Parent Credit Agreement;

          (t) evidence that all Financial Indebtedness of any member of the Borrowing Group (other than in respect of EHE, EHE Post-Closing Indebtedness and in respect of Tudor, the Tudor Convertible Bonds held by the Parent on the date of this Agreement) to the Parent or any subsidiary of the Parent that is not a member of the Borrowing Group has been satisfied in full by the issuance of shares of capital stock of that or another member of the Borrowing Group;

          (u) evidence that each of (i) the Facilities Agreement dated 28th February, 1995 among the Parent, Bankers Trust Company, as arranger, Bankers Trust Company, Bank of America National Trust and Savings Association, Dresdner Bank Luxembourg S.A. and Bank of Montreal, as lead managers, Bankers Trust Company, as agent, and the lenders named therein, as amended to date, and (ii) the Facility Agreement dated 28th July, 1995 among Tudor, Manos Verwaltungsgesellschaft GmbH, Bankers Trust Company, as arranger, Bankers Trust Company, Bank of America S.A., Midland Bank PLC, Sucursal en Espana, Credit Lyonnais Espana S.A. and Banco Bilbao Vizcaya S.A., as lead managers, Bankers Trust Company, as agent and the lenders described therein, as amended, have been terminated and all obligations of the borrowers thereunder fully performed and satisfied, including, without limitation, the repayment of all outstanding Financial Indebtedness thereunder;

          (v) evidence of the delivery of (i) all letters of credit issued under the Parent Credit Agreement for the account of Tudor or certain of its subsidiaries in favour of Banco de Desarrollo Economica S.A., Banco de Vitoria S.A. and Banesto as beneficiary to or upon the order of the issuing banks for cancellation and release and (ii) all guarantees issued by Bankers Trust Company, Madrid branch for the account of Tudor or certain of its subsidiaries in favour of Banco Espanol de Credito S.A. as beneficiary to or upon the order of Bankers Trust Company, Madrid branch for cancellation and release;

          (w) a description of the terms of the proposed purchase by CEAC of the equity shares of Sonnenschein outstanding on the date hereof and not beneficially owned by members of the Borrowing Group;

          (x) a letter of a duly authorised officer of the Parent and EHE stating that each of the Security Documents secure the maximum amount of Financial Indebtedness under the Finance Documents permitted to be secured thereby under the terms of the Parent Credit Agreement and the Indentures; and

          (y) a letter of a duly authorised officer of the Parent and EHE stating that, other than the Master Agreement, no member of the Borrowing Group is a party to any contractual arrangement of the type described in sub-clause (iv) of the definition of "Net Cash Proceeds".

          In addition, since the date of this Agreement there shall have been no material adverse change to the syndication market for credit facilities of a similar nature and duration as this Agreement and there shall not have occurred and be continuing a material disruption of or material adverse change in the financial, banking or capital markets that would have a material adverse effect on such syndication market, in each case as determined by the Agent in its sole discretion exercised in good faith; provided that the Agent and the Underwriters
                                   --------
          shall, following the occurrence of such a change or disruption, negotiate with the Borrowers' Agent in good faith (without being required to violate any internal policy of the Agent or any Underwriter) with a view to making any amendments to any of the Finance Documents which would, in the judgement of the Agent and the Underwriters, eliminate the effect of such change or disruption.

4.1.2 When the Agent is satisfied that such conditions have been fulfilled, the Agent will give notice to that effect to the Borrowers' Agent and each of the Lenders. The Initial Drawdown Date must fall on a date on or before the expiry of the Availability Period for the Tranche A Term Facility and Tranche B Multicurrency Term Facility.

4.2       Additional Conditions Precedent for All Advances
          ------------------------------------------------

          The obligations of the Lenders to make any Advance to the Borrowers are subject to the following further conditions precedent that on both the date of the relevant Drawdown Request and the relevant Drawdown Date, unless waived by the Agent acting in accordance with Clause 26:-

          (a) no Event of Default or Potential Event of Default has occurred and continues unremedied or will occur as a result of the making of the Advance; and

          (b) the representations and warranties required to be made in accordance with Clause 12 are true and accurate in all material respects in each case by reference to the facts and circumstances then subsisting and will remain true and accurate immediately after the Advance is made.

4.3       Condition Precedent to Drawdown of Revolving Credit Guarantee or
          ----------------------------------------------------------------
          Letter of Credit
          ----------------


          Prior to the delivery of a Drawdown Request in respect of a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee the Borrowers' Agent shall obtain the written approval of the Agent and the relevant Issuing Lender of the terms of the relevant Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee.

4.4       Accession by the Borrowers and the Guarantors
          ---------------------------------------------

4.4.1 The Lead Borrowers shall procure that prior to the Initial Drawdown each Borrower and each Guarantor not already party to this Agreement executes and delivers to the Agent a Deed of Accession in order that each such person may accede as a Borrower and/or a Guarantor, as the case may be, to this Agreement and be under all of the liabilities and obligations expressed to be assumed by it under such Deed of Accession and this Agreement on the Initial Drawdown Date .

4.4.2 Each of the Lenders authorises the Agent to execute on its behalf, and each of the Borrowers and Guarantors party hereto authorises the Borrowers' Agent to execute on its behalf, each Deed of Accession which has been duly completed in accordance with this Clause 4.4 and executed on behalf of any Borrower or Guarantor (as the case may be).

4.4.3 On the date on which the last of the Agent and Borrowers' Agent executes the Deed of Accession, each of the Agent, Lead Arranger, Security Agent, Underwriters, Co-Arrangers and Lenders shall acquire the same rights against each Borrower and each Guarantor party to such Deed of Accession as they would have acquired and assumed had each of such Borrowers and Guarantors been an original party hereto, subject in each case to such priorities as are imposed pursuant to mandatory provisions of applicable law and to the Reservations.

5.        DRAWDOWN PROCEDURES AND SELECTION AND AMOUNT OF CURRENCIES, ETC.
          ---------------------------------------------------------------

5.1       Drawdown of Cash Advances
          -------------------------

5.1.1 Whenever a Borrower wishes to borrow a Cash Advance, the Borrowers' Agent must deliver to the Agent a duly completed Drawdown Request not later than 10.00 a.m. three Business Days prior to the proposed Drawdown Date.

5.1.2 A Drawdown Request for a Cash Advance delivered to the Agent must be in the form set out in Schedule 4 Part A and must specify each of the following:-

          (a)  the Borrower, provided that, after giving effect to the Advance
                             --------
               and any proposed repayment of Advances on the proposed Drawdown Date:-

               (i) the Gearing Ratio for the Borrowing Sub-Group of which such Borrower is a member shall not be greater than 1.25:1.00;

               (ii) the Borrower may in no case be EF or any Sub-Group Holding Company which has not effectively and unconditionally guaranteed obligations under the Finance Documents pursuant to Clause 15 (without giving effect to Clause
                      15.10 thereof); and

               (iii) in the event Tudor AB is the Borrower, the aggregate amount of outstandings in respect of Tudor AB under the Tranche B Facility shall not exceed USD 6,000,000 or its equivalent in other Available Currencies and in the event Elbak Batteriewerke GmbH is the Borrower, the aggregate amount of outstandings in respect of Elbak Batteriewerke GmbH shall not exceed AS 100,000,000 or its equivalent in Available Currencies;

          (b) the proposed Drawdown Date for the Cash Advance (which must be a Business Day falling within the Availability Period);

          (c) the amount of the Cash Advance and the Facility under which it is to be drawn, which amount must (i) be a minimum of the Equivalent Amount of FF 25,000,000 and an integral multiple of the Equivalent Amount of FF 1,000,000 except to the extent of variations from such amounts for rounding purposes approved by the Agent, (ii) in the case of a Cash Advance to be denominated in BF, not exceed the Equivalent Amount in BF of FF 1,500,000,000, (iii) in the case of a Cash Advance to be denominated in ESP, not exceed the Equivalent Amount in ESP of FF 1,000,000,000, and (iv) comply with Clause 5.1.3 ;

          (d) the duration of the first Interest Period applicable to the Cash Advance, which must comply with Clause 8.3;

          (e) the account to which the proceeds of the Cash Advance are to be paid; and

          (f)  the purpose for which the Cash Advance is requested.

5.1.3 In no event may the amount specified in a Drawdown Request be such that the Loan would thereby exceed the then Total Commitments or any relevant sub-limit specified in Clause 5.1.2(a) with respect to a particular Borrower. If, however, the amount specified in a Drawdown Request exceeds the then Total Commitments with respect to the Borrowers or any relevant sub-limit specified in Clause 5.1.2(a) for a particular Borrower, and the amount of that excess may reasonably be attributed to exchange rate fluctuations on or after the date a Drawdown Request is given, the Agent in its sole discretion may agree with the Borrowers' Agent to adjustments, complying with the terms and conditions of this Agreement including Clause 5.1.2(a), in the amount of any Loan requested pursuant to such Drawdown Request so that the amounts requested pursuant to such Drawdown Request comply with this Clause 5.1.3 and 5.1.2(a). The Agent shall notify the Lenders promptly after any such adjustment is made, and all expenses, losses, damages and liability of the Lenders arising out of any such adjustments shall be for the account of the Borrowers pursuant to Clause 27.1 (General Indemnity and Breakage Costs).

5.1.4     A Drawdown Request once given may not be withdrawn or revoked.

5.1.5 Advances under the Tranche A Term Facility and Tranche B Multicurrency Term Facility may only be requested for the Initial Drawdown Date.

5.1.6 Not more than fifteen separate Tranche B Multicurrency Revolving Advances (excluding Deemed Advances) may be outstanding at any time.

5.1.7     (a)  The Borrowers' Agent may not request the drawdown of a Cash
               Advance in a currency other than BF, DEM, ESP, FF, GBP, ITL or USD (unless the Agent has confirmed in writing to the Borrowers' Agent that such other currency is freely available to all the Lenders and is one in which dealings regularly occur in the London interbank market).

          (b) Notwithstanding Clause 5.1.7(a), if before 9.15 a.m. (London time) on the proposed Drawdown Date for a utilisation to be denominated in a currency other than BF, DEM, ESP, FF, GBP, ITL or USD:-

               (i) the Agent receives notice from a Lender that it is impracticable for the Lender to fund its participation for the relevant Interest Period in such currency in the ordinary course of its business in the London interbank market; or

               (ii) the drawing of the proposed Advance in such currency could, in the opinion of the Agent, be reasonably likely to contravene any applicable law or regulation;

               then:-

               (A) the Agent shall promptly and in any event before 10.00 a.m. on that Drawdown Date notify the Borrowers' Agent;

               (B)    if the Agent receives notice from the Borrowers' Agent by
                      11.00 a.m. on the relevant Drawdown Date the drawdown shall not be made;

               (C) if the Agent does not receive any notice under sub-paragraph (B) above, the drawdown will be denominated instead in FF and there shall be substituted in the definition of "LIBOR" or "PIBOR" (as the case may be) in Clause 1.1 the time "1.00 p.m." for the time "11.00 a.m."; and

               (D) the relevant Borrower shall forthwith on demand indemnify each Lender against any liability which that Lender incurs as a consequence of the operation of this Clause 5.1.7(b).

5.2       Drawdown of Revolving Credit Guarantees or SINAC Term Guarantee
          ---------------------------------------------------------------

5.2.1 Whenever a Borrower wishes an Issuing Lender to issue a Revolving Credit Guarantee or the SINAC Term Guarantee, the Borrowers' Agent must deliver to the Agent a duly completed Drawdown Request in the form of Schedule 3 Part B not later than 10.00 a.m. five Business Days prior to the proposed Drawdown Date (or three Business Days in the case of the SINAC Term Guarantee or any Revolving Credit Guarantee to be issued on the Initial Drawdown Date) specifying:-

          (i) the Borrower, subject to the limits set forth in Clause 5.1.2(a) and Clause 5.1.7 and provided that SINAC shall be the Borrower for the SINAC Term Guarantee;

          (ii) the proposed Drawdown Date, which shall be (a) a Business Day during the Availability Period for issue of the relevant Revolving Credit Guarantee, and (b) the Initial Drawdown Date for issue of the SINAC Term Guarantee;

          (iii) the currency of the relevant Revolving Credit Guarantee or SINAC Term Guarantee (which currency shall be ITL for the SINAC Term Guarantee);

          (iv) the maximum aggregate liability of the Issuing Lender under such Revolving Credit Guarantee or SINAC Term Guarantee, provided that the maximum aggregate liability of the Issuing Lender under such Revolving Credit Guarantee or SINAC Term Guarantee must (i) be a minimum of the Equivalent Amount of FF 14,500,000 and an integral multiple of the Equivalent Amount of FF 500,000 except to the extent of variations from such amounts for rounding purposes approved by the Agent, (ii) in the case of a Revolving Credit Guarantee to be denominated in BF, not exceed the Equivalent Amount in BF of FF 1,500,000,000, (iii) in the case of a Revolving Credit Guarantee to be denominated in ESP, not exceed the Equivalent Amount in ESP of FF 1,000,000,000, and (iv) comply with Clause 5.1.3;

          (v) the person to whom the relevant Revolving Credit Guarantee or SINAC Term Guarantee is to be issued (which, in the case of a Revolving Credit Guarantee, must be a person providing, or which has agreed to provide, working capital facilities to the requesting Borrower, and in the case of the SINAC Term Guarantee (or any replacement thereof), must be a person providing, or which has agreed to provide, term loan facilities to SINAC) together, if required, with details of such person's address for delivery of the relevant Revolving Credit Guarantee or SINAC Term Guarantee;

          (vi) the expiry date of the relevant Revolving Credit Guarantee or SINAC Term Guarantee, which date shall not be later than the Final Repayment Date; and

          (vii) the name of the proposed Issuing Lender, which may be any Lender, but if no other Lender has agreed in advance of delivery of the relevant Drawdown Request to issue the relevant Revolving Credit Guarantee or SINAC Term Guarantee, the Issuing Lender shall be the Agent.

5.2.2 Subject to Clause 4.4, the Borrowers' Agent shall deliver to the Agent, with each Drawdown Request pursuant to Clause 5.2.1, the form of the Revolving Credit Guarantee or SINAC Term Guarantee which is the subject of the Drawdown Request.

5.2.3 Provided it has received the notice referred to in Clause 5.5 and subject to Clause 5.1.7(b), the Issuing Lender shall deliver the relevant Revolving Credit Guarantee or SINAC Term Guarantee, duly executed, to the Borrowers' Agent (or, if so directed by the Borrowers' Agent, to the beneficiary specified in the relevant Drawdown Notice) on the Drawdown Date.

5.2.4 The SINAC Term Guarantee may only be requested for the Initial Drawdown Date; provided that the Issuing Lender may, with the consent
                         --------
          of the Agent and Borrowers' Agent and, to the extent required by the terms of the SINAC Term Guarantee, the beneficiary thereof, agree to issue one or more replacement SINAC Term Guarantees in substitution for an existing SINAC Term Guarantee, in each case (i) for SINAC as Borrower, and (ii) otherwise complying with the terms of this Agreement, provided that the maximum aggregate SINAC Term Guarantee Outstandings shall not be increased by the issuance of any such replacement SINAC Term Guarantee.

5.3       Drawdown of Revolving L/Cs or Banesto Term Letter of Credit
          -----------------------------------------------------------

5.3.1 When a Borrower wishes an Issuing Lender to issue a Revolving L/C or Banesto Term Letter of Credit, the Borrowers' Agent must deliver to the Agent a duly completed Drawdown Request in the form of Schedule 4 Part C not later than 10.00 a.m. five Business Days before the proposed Drawdown Date (or three Business Days in the case of the Banesto Term Letter of Credit or any Revolving L/C to be issued on the Initial Drawdown Date), specifying:-

          (i) the Borrower, subject to the limits set forth in Clause 5.1.2(a) and Clause 5.1.7 and provided that Tudor shall be the Borrower for the Banesto Term Letter of Credit;

          (ii) the proposed Drawdown Date for issue of the Revolving L/C or Banesto Term Letter of Credit (which in any event shall be a Business Day during the Availability Period and, in the case of the Banesto Term Letter of Credit, shall be the Initial Drawdown Date);

          (iii) the currency of the Revolving L/C or Banesto Term Letter of Credit (which currency shall be ESP in the case of the Banesto Term Letter of Credit) and the maximum aggregate liability of the Issuing Lender thereunder, provided that the maximum
                                                --------
                 aggregate liability of the Issuing Lender under such Revolving L/C must (i) be a minimum of the Equivalent Amount of FF 14,500,000 and an integral multiple of FF 500,000 except to the extent of variations from such amounts for rounding purposes approved by the Agent, (ii) in the case of a Revolving L/C to be denominated in BF, not exceed the Equivalent Amount in BF of FF 1,500,000,000, (iii) in the case of a Revolving L/C to be denominated in ESP, not exceed the Equivalent Amount in ESP of FF 1,000,000,000, and (iv) comply with Clause 5.1.3;

          (iv) the person to whom the Revolving L/C or Banesto Term Letter of Credit is to be issued (which, in the case of a Revolving L/C, must be a person providing, or which has agreed to provide, working capital facilities to the requesting Borrower and, in the case of the Banesto Term Letter of Credit, must be Banesto) together, if required, with details of such person's address for delivery of the Revolving L/C or Banesto Term Letter of Credit ;

          (v) the expiry date of the Revolving L/C or Banesto Term Letter of Credit concerned, which date shall be not later than five Business Days before the Final Repayment Date and not more than 365 days following the relevant Drawdown Date; and

          (vi) the name of the proposed Issuing Lender, which may be any Lender, but if no other Lender has agreed in advance of delivery of the relevant Drawdown Request to issue the Revolving L/C or Banesto Term Letter of Credit, the Issuing Lender shall be the Agent ;

5.3.2 Subject to Clause 4.4, the Borrowers' Agent shall deliver to the Agent with each Drawdown Request pursuant to Clause 5.3.1, the form of Revolving L/C or Banesto Term Letter of Credit which is the subject of the Drawdown Request.

5.3.3 Provided it has received the notice referred to in Clause 5.5 and subject to Clause 5.1.7(b), the Issuing Lender shall issue the Revolving L/C or Banesto Term Letter of Credit and deliver the same to the Borrowers' Agent (or, if so directed by the Borrowers' Agent, to the beneficiary specified in the relevant Drawdown Notice) on the Drawdown Date.

5.3.4 The Banesto Term Letter of Credit may only be requested for the Initial Drawdown Date; provided that the Issuing Lender may, with the
                                 --------
          consent of the Agent and Borrowers' Agent and, to the extent required by the terms of the Banesto Term Letter of Credit, the beneficiary thereof, agree to issue one or more replacement Banesto Term Letters of Credit in substitution for an existing Banesto Term Letter of Credit, in each case (i) for Tudor as the Borrower, and (ii) otherwise complying with the terms of this Agreement, provided that the maximum aggregate Banesto Term Letter of Credit Outstandings shall not be increased by the issuance of any such replacement Banesto Term Letter of Credit.

5.4       Lenders' Participations
          -----------------------

5.4.1 Subject to the provisions of this Agreement, each Lender will make available to the Agent its Participation Proportion of the relevant Cash Advance on the relevant Drawdown Date in accordance with Clause
          9.1.1 (Payments).

5.4.2 If prior to an Advance being made a Lender's Commitment has been or will be wholly cancelled or terminated pursuant to this Agreement, that Lender will not participate in the Advance concerned.

5.4.3     (a)    The issue of a Revolving Credit Guarantee or Revolving L/C will constitute a utilisation of the Tranche B Multicurrency
                 Revolving Facility and accordingly the Tranche B Multicurrency
                 Revolving Facility will be deemed to have been drawn down (and an Advance made) on the relevant Drawdown Date in an amount equal to the maximum aggregate liability of the Issuing Lender thereunder and on the basis that each Lender has participated in such drawing in an amount equal to its Participation
                 Proportion.

          (b) The issue of a Banesto Term Letter of Credit or SINAC Term Guarantee will constitute a utilisation of the Tranche B Multicurrency Term Facility and accordingly the Tranche B Multicurrency Term Facility will be deemed to have been drawn down (and an Advance made) on the Initial Drawdown Date in an amount equal to the maximum aggregate liability of the Issuing Lender thereunder and on the basis that each Lender has participated in such drawing in an amount equal to its Participation Proportion.

5.5       Notice to the Lenders of a Proposed Drawdown
          --------------------------------------------

          Whenever the Agent receives a Drawdown Request which complies with the requirements of Clause 5.1, 5.2 or 5.3, the Agent will promptly give notice to each of the Lenders (and the Issuing Lender in the case of Clauses 5.2 and 5.3) of (a) the details of the requested Cash Advance, Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee and (b) in the case of an Advance the amount of such Lender's participation (or deemed participation) in the relevant Advance .

5.6       Payment of Fees
          ---------------

          The Borrowers authorise the Agent to discharge the fees due upon Initial Drawdown under Clauses 11.1.1(a), (b) and (c) from the proceeds of the Advances made upon Initial Drawdown under any Facility. The Borrowers shall be obliged to make such a drawing in an amount sufficient to discharge such fees on the Initial Drawdown Date.

5.7       Indemnity from the Requesting Borrower
          --------------------------------------

5.7.1 The Borrower on whose behalf a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee is requested (the "Requesting Borrower") agrees to pay to each Issuing
                          -------------------
          Lender from time to time on demand an amount equal to each amount paid out by such Issuing Lender
          under any such Revolving Credit Guarantees, Revolving L/Cs, Banesto Term Letter of Credit or SINAC Term Guarantee issued by it and undertakes to indemnify and hold harmless the Issuing Lender from and against all losses, liabilities, damages, costs and expenses which the Issuing Lender incurs or sustains (other than as a result of the wilful misconduct or negligence of the Issuing Lender) in connection with or by reference to the issue of each such Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit and/or SINAC Term Guarantee or its performance of its obligations thereunder or otherwise in respect of the issue of any such Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit and/or SINAC Term Guarantee, provided that, notwithstanding the foregoing, if on
                          --------
          the date of a payment of any amount by the Agent under the Banesto Term Letter of Credit which amount represents a drawing by the beneficiary thereof of principal, and accrued but unpaid interest on such principal, on or after the scheduled maturity or redemption of the Tudor Convertible Bonds held by the beneficiary and the conditions precedent set forth in Clause 4.2 hereof are satisfied (treating the conversion described in this proviso as the making of an Advance for such purpose), then such amount shall automatically and simultaneously with such payment be converted to a Cash Advance and thereupon shall be included in the amounts repayable pursuant to Clause 6, Schedule 2 and Clauses 7 and 14, and shall bear interest as set forth in Clause 8, and shall in all other respects thereafter be treated as a Cash Advance.

5.7.2 The Requesting Borrower hereby irrevocably authorises each Issuing Lender to pay without investigation or confirmation by it any demand which appears on its face to be validly made under or pursuant to any Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee issued by such Issuing Lender and agrees that, as between itself, such Issuing Lender and the Lenders, such demand, in the absence of manifest error (or wilful misconduct or negligence of the Issuing Lender), shall be conclusive evidence that the demand is properly made.

5.7.3 Each Issuing Lender shall, upon receipt by it of a demand made under a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee issued by it, promptly notify the Borrowers' Agent and, if such Issuing Lender is not also the Agent, the Agent (who shall notify the Lenders) of such demand.

5.7.4 The Requesting Borrower shall not by virtue of any payment made by it under this Clause 5.7 be subrogated to any rights, security or moneys held or received by any Issuing Lender or be entitled at any time to exercise, claim or have the benefit of any right of subrogation against such Issuing Lender or any other Finance Party until all amounts which may be or become payable by the Borrowers under the Finance Documents have been irrevocably paid in full and all Commitments hereunder shall have terminated. All rights of contribution against any Finance Party are hereby waived by the Requesting Borrower.

5.7.5 The obligations of the Requesting Borrower under this Clause 5.7 shall be in addition to and shall not be in any way prejudiced by:-

          (a) any collateral or other security hereafter held by any Issuing Lender as security or any lien to which such Issuing Lender may be entitled (including, without limitation, under or by reason of any of the Finance Documents); or

          (b) any rights of enforcement which any Issuing Lender may have against the Requesting Borrower or any of its assets or against any other person or any of its assets,

          and nothing herein contained shall require any Issuing Lender to enforce any such collateral or other security or lien or to exercise any such rights of enforcement as a pre-condition to enforcing the obligations of the Requesting Borrower to such Issuing Lender under this Clause 5.7.

5.8       Indemnities in favour of Issuing Lenders
          ----------------------------------------

          (a) Each of the Tranche B Revolving Lenders other than the relevant Issuing Lender (each being a "Revolving Indemnity Lender") hereby
                                             --------------------------
               irrevocably and unconditionally undertakes to indemnify each Issuing Lender (in the proportion which such Revolving Indemnity Lender's Net Tranche B Multicurrency Revolving Commitment bears to the Net Tranche B Multicurrency Revolving Commitments of all of the Lenders) on its first demand against all amounts due and payable from time to time from the Requesting Borrower to such Issuing Lender and which are unpaid as a result of the Requesting Borrower's failure to discharge its obligations and liabilities to such Issuing Lender under Clause 5.7 in respect of a Revolving Credit Guarantee or a Revolving L/C.

          (b) Each of the Tranche B Multicurrency Term Lenders other than the relevant Issuing Lender (each being a "Term Indemnity Lender";
                                                      ---------------------
               the Term Indemnity Lenders together with the Revolving Indemnity Lenders being the "Indemnity Lenders") hereby irrevocably and
                                  -----------------
               unconditionally undertakes to indemnify the Issuing Lender (in the proportion which such Term Indemnity Lender's Tranche B Multicurrency Term Commitment bears to the Tranche B Multicurrency Term Commitments of all of the Lenders) on its first demand against all amounts due and payable from time to time from the Requesting Borrower to such Issuing Lender and which are unpaid as a result of the Requesting Borrower's failure to discharge its obligations and liabilities to such Issuing Lender under Clause 5.7 in respect of a Banesto Term Letter of Credit or a SINAC Term Guarantee.

5.9       Counter Indemnity by the Requesting Borrower
          --------------------------------------------

          In consideration of each of the Indemnity Lenders agreeing to indemnify the Issuing Lenders in accordance with the terms of Clause 5.8, the Requesting Borrower hereby irrevocably and unconditionally agrees to indemnify each of the Indemnity Lenders promptly after its first written demand against all actions, claims, liabilities, losses, damages, costs and expenses which may result or which any of the Indemnity Lenders may suffer or incur as a result of the Requesting Borrower's failure to discharge its obligations and liabilities in full to the Issuing Lenders in connection with the particular Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee in respect of which the indemnity pursuant to Clause 5.8 is given.

5.10.     Deemed Advance Indemnities Generally
          ------------------------------------

5.10.1 Each Indemnity shall continue in full force and effect until the relevant Indemnified Party shall cease to have any liability in respect of the Indemnified Obligations (which shall include, in the case of an Issuing Lender, any liability to issue a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee).

5.10.2 Each Indemnifying Party undertakes in favour of the relevant Indemnified Party that its liabilities and obligations under the relevant Indemnity shall not be discharged, lessened or impaired by:-

          (a) any time or indulgence being given or by any thing being done or other circumstances whatsoever which, but for this provision, would or might operate to exonerate or discharge it; or

          (b) by the failure of any relevant Indemnified Party fully or effectively to take, perfect or enforce any security or other rights against it or any third party, or by its bankruptcy, insolvency or reorganisation.

5.10.3 Each Indemnifying Party undertakes in favour of the relevant Indemnified Party that the relevant Indemnity shall constitute and be a continuing security to the relevant Indemnified Party and is in addition to and not in substitution for, and shall not be prejudiced or affected by, any other security, guarantee or indemnity now or hereafter held by the relevant Indemnified Party for the payment of such moneys or by any such party's or any other person's failure to take, perfect or enforce any other security or claim which is the subject of the relevant Indemnity.

5.10.4 In the case of the Requesting Borrower only, it will on demand by the relevant Indemnified Party pay interest on each amount payable to such Indemnified Party from the date on which demand is made until such amount is paid in full at the Default Rate.

5.10.5 The obligations of each Lender under an Indemnity shall be several. Failure of a Lender to carry out its obligations under an Indemnity shall not relieve any other Lender of its obligations thereunder. Neither the Agent nor any Lender shall be responsible for the obligations of any other Lender under an Indemnity.

5.10.6 No Indemnity by a Lender shall be affected in any way by any time or indulgence granted to the Requesting Borrower or a beneficiary under a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or

          SINAC Term Guarantee or by any variation, compromise or release of any of the Requesting Borrower's obligations to the Issuing Lender.

5.10.7 No Indemnity by the Requesting Borrower shall be affected in any way by any time or indulgence granted to a beneficiary under a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee or to any other party or by any variation, compromise or release of any of the Indemnified Obligations.

5.10.8 No Indemnifying Party's obligations under an Indemnity shall be affected by any act, omission, matter or thing which, but for this provision, might operate to release or to otherwise exonerate it from its obligations under the relevant Indemnity.

5.10.9 Each Indemnity shall be of a continuing nature and shall not be considered as wholly or partially satisfied by the payment at any time or times hereafter of any sum or sums of money for the time being due but shall extend to cover and be a security for all future sums of money at any time owing to the relevant Indemnified Party in respect of the Indemnified Obligations notwithstanding any such payment.

5.10.10 As a separate and independent stipulation each Indemnifying Party agrees that any sum or sums of money intended to be the subject of an Indemnity shall be recoverable from it as sole principal debtor even if they would not be recoverable from the primary obligor whether by reason of any legal limitation, disability or incapacity or liquidation of that obligor or any other fact or circumstance (whether known to the Indemnified Party or not) but which would have been recoverable from the Indemnifying Party if it were the sole or principal debtor in respect of such liability.

5.10.11 Any transaction which may be avoided under any enactment relating to any administration, winding up or liquidation shall not in any way affect any Indemnified Party's right to recover from the relevant Indemnifying Party to the full extent of the relevant Indemnity in all respects as if any release, settlement, discharge or arrangement made or given on the faith of such transaction had never been made or given.

5.10.12 Each Indemnifying Party hereby represents and warrants in respect of itself that the Indemnities given by it constitute its legal, valid and binding obligation and that all corporate, governmental, exchange control and other consents or requirements necessary in relation to such Indemnity have been obtained and are in force.

5.10.13   No invalidity or unenforceability of all or any part of this Clause
          5.10 (or Clause 5.7, 5.8 or 5.9) shall affect any rights of indemnity or otherwise which any Indemnified Party would or may have in the absence of or in addition to such Clauses.

5.10.14 Any statement of account of any of the Issuing Lenders and any Indemnity Lender certified as correct by an officer of the relevant Issuing Lender or, as the case may be, any Indemnity Lender showing the amount owing by the Requesting Borrower to such Indemnity Lender or the relevant Issuing Lender under or in connection with this counter-indemnity shall, in the absence of manifest error, be binding on and against the Requesting Borrower.

5.11      Repayment
          ---------

5.11.1 Forthwith upon the Agent issuing a notice under Clause 14.2 the Requesting Borrower will forthwith pay to each of the Issuing Lenders and the Lenders (as the case may be), an amount equal to the Revolving Credit Guarantee Outstandings, Revolving L/C Outstandings, Banesto Term Letter of Credit Outstandings and SINAC Term Guarantee Outstandings, together with all fees, commissions and other amounts payable under or in respect of the Revolving Credit Guarantees, Revolving L/Cs, Banesto Term Letter of Credit and SINAC Term Guarantee, issued by each such Issuing Lender.

5.11.2 The obligations of the Requesting Borrower under this Clause 5.11 shall constitute a liquidated and accrued debt due and payable for the benefit of the relevant Issuing Lender or the Lenders (as the case may be) to be dealt with on the terms of the said account or accounts as determined by the relevant Issuing Lender or the Lenders (as the case may be).

5.11.3 If the Agent has issued a notice under Clause 14.2, then, at any time thereafter if any such event shall then be continuing, each Issuing Lender may enter into any arrangements with all or any of the beneficiaries of the Revolving Credit Guarantees, Revolving L/Cs, Banesto Term Letter of Credit or SINAC Term Guarantee issued by it (or any of them), including but not limited to negotiating any compromise, release, reduction, retirement or closing out of the relevant Revolving Credit Guarantees, Revolving L/Cs, Banesto Term Letter of Credit or SINAC Term Guarantee on such terms as may be agreed (and/or paying the amount of any cash cover to such beneficiaries (or any of them) in satisfaction of such Issuing Lender's liabilities), and any payment made pursuant to or in connection with any Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee issued by it shall be treated as a payment pursuant to or in connection with the relevant Revolving Credit Guarantees, Revolving L/Cs, Banesto Term Letter of Credit or SINAC Term Guarantee for the purposes of Clause 5.7.

5.11.4 To the extent any contingent liability of an Issuing Lender, in respect of a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee to a third party, included in whole in the calculation of Revolving Credit Guarantee Outstandings, Revolving L/C Outstandings, Banesto Term Letter of Credit Outstandings or SINAC Term Guarantee Outstandings for purposes of a payment actually made by a Requesting Borrower pursuant to Clause 5.11.1, 7.2(c) or 14.2(c), irrevocably ceases to exist as either a contingent or actual liability of the Issuing Lender without being paid by the relevant Issuing Lender (whether because of expiration of the relevant Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee prior to a drawing thereon or any other reason), such

          Issuing Lender shall promptly pay to the relevant Borrower an amount equal to such contingent liability.


6.        REPAYMENT.
          ---------

6.1       Repayment of Tranche A Term Loan and Tranche B Multicurrency Term Loan
          ----------------------------------------------------------------------

6.1.1 On each Repayment Date, each Borrower shall repay or cause the repayment (as applicable) of the aggregate amount of the Tranche A Term Loan and Tranche B Multicurrency Term Loan set forth opposite such date in Schedule 2 and/or the Equivalent Amount (calculated by reference to the exchange rates utilised two Business Days prior to the Initial Drawdown Date) in any other currency or currencies in which such Loans made to the Borrowers are outstanding, such payment obligations to be allocated among the relevant Borrowers in proportion to the respective amounts borrowed by them.

6.1.2 If any Repayment Date is not a Business Day it will be adjusted to fall on the next succeeding Business Day unless the result of such adjustment would be to carry that Repayment Date into another calendar month, in which event such Repayment Date shall be the last preceding Business Day.

6.1.3 Any amount of the Tranche A Term Loan and Tranche B Multicurrency Term Loan repaid under this Agreement may not be redrawn and the relevant Tranche A Term Commitment or Tranche B Multicurrency Term Commitment shall be reduced by an amount equal to the amount of such Loan so repaid.

6.2       Repayment of Tranche B Multicurrency Revolving Advances
          -------------------------------------------------------

6.2.1 Each Cash Advance under the Tranche B Multicurrency Revolving Facility shall be borrowed for a period equal to the Interest Period selected in relation to such Cash Advance. The relevant Borrower shall accordingly repay each such Cash Advance on the last day of such Interest Period in the currency in which such Cash Advance was made to that Borrower.

6.2.2 The Borrowers shall ensure that (i) the aggregate principal amount of all Tranche B Multicurrency Revolving Advances from time to time outstanding does not exceed the aggregate amount of the Tranche B Multicurrency Revolving Facility from time to time (including Equivalent Amounts in respect of Advances not denominated in FF), and
          (ii) the aggregate principal amount of Tranche B Multicurrency Revolving Advances to a particular Borrower does not exceed such Borrower's Borrowing Limit. Any amounts outstanding under the Tranche B Multicurrency Revolving Facility in breach of this Clause 6.2.2 shall become immediately repayable by the relevant Borrower to the Lenders.

6.2.3 Subject to the provisions of this Agreement, Tranche B Multicurrency Revolving Advances repaid in accordance with Clause 6.2.1 above shall be capable of being redrawn by the Borrowers.

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

6.2.4 Subject to the terms of this Agreement, if any Tranche B Multicurrency Revolving Advance (the "New Advance") is to be made to a Borrower on the day on which another Tranche B Multicurrency Revolving Advance denominated in the same currency (the "Maturing Advance") is due to be repaid (the "Maturity Date") by such Borrower then (subject to there being no Event or Default or Potential Event of Default), as between each Lender and the relevant Borrower the amount to be repaid by such Borrower by way of Maturing Advance shall be set off against the amount of the New Advance to be advanced by each Lender (in respect of its participation) and the party to whom the smaller amount is to be paid shall advance or repay (as appropriate) to the party to whom the larger amount is to be paid the difference between the two amounts on the Maturity Date.


7.        PREPAYMENT AND CANCELLATION.
          ---------------------------

7.1       Voluntary Prepayments
          ---------------------

7.1.1 Subject to the order of application set forth in Clause 7.4.1, each Borrower may voluntarily prepay the whole or part of any Advance made to it on the last day of an Interest Period (or on any other Business Day subject to payment of any breakage costs thereby incurred by any Lender in accordance with Clause 27.1) relating thereto provided that the Agent has received from the Borrowers' Agent not less than ten Business Days' notice of the proposed date and the amount of the prepayment.

7.1.2 If one or more Tranche A Term Loans, Tranche B Multicurrency Term Loans or Tranche B Multicurrency Revolving Loans are to be prepaid voluntarily in part, the aggregate amount of the partial prepayment must be a minimum of the Equivalent Amount of FF 5,000,000 and an integral multiple of the Equivalent Amount of FF 1,250,000.

7.1.3 A prepayment made in accordance with the terms of this Clause 7 may be made without penalty.

7.2       Prepayment on Change of Control or Flotation
          --------------------------------------------

          Immediately upon a Change of Control or Flotation:

          (a) the Borrowers will prepay all Cash Advances, accrued interest thereon and all other sums payable under this Agreement and the other Finance Documents;

          (b) the unborrowed amount of all Facilities will be cancelled and the Commitment of each Lender in respect of each Facility shall be reduced to zero; and

          (c) the Borrowers will immediately, at the option of the Agent, (i) procure that each Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit and SINAC Term Guarantee is cancelled with immediate effect, (ii) pay to the relevant Issuing Lender an amount equal to the Revolving Credit Guarantee Outstandings, Revolving L/C Outstandings, Banesto Letter of Credit Outstandings and SINAC Term Guarantee Outstandings (as applicable) allocable thereto or (iii) provide to the Agent a counterguaranty or an indemnity satisfactory in all respects to the Agent and the Lenders in an amount equal to the amount set forth in the preceding item (ii) of this subclause 7.2(c) or (iv) provide the beneficiary of each Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit and SINAC Term Guarantee a new letter of credit, satisfactory in all respects to such beneficiary, in substitution therefor (which substitution shall include a release of all obligations of the Issuing Lender for such Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit and SINAC Term Guarantee).

7.3       Mandatory Prepayments
          ---------------------

7.3.1     Equity Sales, Assets Disposals and Receivables Financings
          ---------------------------------------------------------

          If any member of the Borrowing Group carries out an Equity Sale or otherwise disposes of an asset (other than:-

          (a)  a disposal permitted by Clauses 13.2.8(a), (b), (c), (g), (i),
               (j), (k) or (l), or

          (b) disposals permitted by Clauses 13.2.8(d) and (e) (inclusive) up to an aggregate amount of Net Cash Proceeds for all such disposals described in this sub-clause (b) of FF 50,000,000 or its Equivalent Amount following the date of this Agreement), the Net Cash Proceeds of such Equity Sale or disposal shall be applied by such member or, if such member is not an Obligor, then to the extent permitted by applicable law and giving effect to the provisions of Clause 15.1(b) and the obligations of the Guarantors set forth therein, the Obligor which is the immediate parent of such member, as promptly as practicable in prepayment of the outstandings under this Agreement in accordance with Clause 7.4.1 below.

7.3.2     Pension Plan Reversions
          -----------------------

          If any member of the Borrowing Group receives any pension plan reversion such member or, if such member is not an Obligor, then to the extent permitted by applicable law and giving effect to the provisions of Clause 15.1(b) and the obligations of the Guarantors set forth therein, the Obligor which is the immediate parent of such member, will make a prepayment as promptly as practicable of the outstandings under this Agreement in accordance with Clause 7.4.1 below in an amount equal to such pension plan reversion.

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

7.3.3     Cash Flow
          ---------

          To the maximum extent permitted by applicable law and giving effect to the provisions of Clause 15.1(b) and the obligations of the Guarantors set forth therein, the Lead Borrowers will once per annum make a prepayment in two instalments to be applied against the outstandings (including without limitation any Deemed Advances) under this Agreement in accordance with Clause 7.4.1 below within, in the case of the first such instalment, 135 days and in the case of the second instalment, 270 days, of the expiry of the final Accounting Quarter of each Accounting Reference Period in the amount of 75% of the aggregate of (i) the consolidated Cashflow of CEAC (determined in accordance with CEAC Approved Accounting Principles) for the Accounting Reference Period then ended, (ii) the consolidated Cashflow of Euro Exide (determined in accordance with Euro Exide Approved Accounting Principles) for the Accounting Reference Period then ended, (iii) the consolidated Cashflow of Tudor (determined in accordance with Tudor Approved Accounting Principles) for the Accounting Reference Period then ended, (iv) the unconsolidated Cashflow of EHE (determined in accordance with EHE Approved Accounting Principles) for the Accounting Reference Period then ended, and (v) the consolidated Cashflow of each Sub-Group Holding Company (other than CEAC, Euro Exide and Tudor), if any, determined in accordance with the relevant Approved Accounting Principles for the Borrowing Sub-Group of which it is a member, for the Accounting Reference Period then ended, and in each such case, if a positive number.

7.3.4     Prepayments Due to Other Events
          -------------------------------

          Without duplication of the requirements of Clauses 7.3.1, 7.3.2 and 7.3.3, each Borrower will make a prepayment of the outstandings under this Agreement in accordance with Clause 7.4.1 below as promptly as practicable following the occurrence of any event in respect of such Borrower which would require a mandatory prepayment under the Parent Credit Agreement of any amount received by it or any of its subsidiaries (or any part of such amount), in an amount equal to the amount that would otherwise be applied but for the operation of this Clause 7.3.4 in respect of a mandatory prepayment of the outstandings under the Parent Credit Agreement in accordance with the terms thereof.


7.4       Prepayments; Order of Application
          ---------------------------------

7.4.1 Partial prepayments made pursuant to Clauses 7.1 and 7.3 will be applied by the Borrowers first, subject to clause 7.7.6, to the
                                   -----
          permanent prepayment of the Tranche A Term Loan (to be applied, other than in the case of Clause 7.1, against the scheduled repayments thereof in inverse order of maturity and, in the case of Clause 7.1, pro-rata against the scheduled repayments thereof); second to the
                                                              ------
          permanent prepayment of the Tranche B Multicurrency Term Loan (to be applied pro rata against the scheduled repayments thereof); and third
                                                                          -----
          to the permanent prepayment of Tranche B Multicurrency Revolving
          Loans.

7.4.2 Amounts applied in permanent repayment of the Tranche B Multicurrency Revolving Loans may not be redrawn and, upon any such prepayment, each Lender's Tranche B Multicurrency Revolving Commitment shall be reduced proportionately.

7.5       Prepayments during Interest Periods
          -----------------------------------

7.5.1 Prepayments pursuant to Clauses 7.1, 7.2 and 7.3 applied to the obligations of the Borrowers hereunder shall be subject to payment of any breakage costs incurred by any Finance Party, calculated in accordance with Clause 27.1 (General Indemnity and Breakage Costs).

7.6       Cancellation
          ------------

7.6.1 The Borrowers' Agent may cancel the whole or any part (but if in part, in a minimum amount of the Equivalent Amount of FF 25,000,000 and integral multiples of the Equivalent Amount of FF 5,000,000) of the Tranche B Multicurrency Revolving Facility undrawn when the notice of cancellation takes effect if it gives 3 Business Days' written notice of cancellation to the Agent. Cancellation made in accordance with the terms of this Clause 7 may be made without penalty.

7.6.2 No cancellation may be made if it would result in the Tranche B Multicurrency Revolving Advances outstanding at the time of the proposed cancellation exceeding the total Tranche B Multicurrency Revolving Commitments. Upon any such cancellation taking effect the maximum amount of the Tranche B Multicurrency Revolving Facility shall be accordingly reduced and the amount of each Lender's Tranche B Multicurrency Revolving Commitment (if any) shall be reduced proportionately.

7.7       General
          -------

7.7.1 No prepayment or cancellation may be made except at the times and in the manner expressly provided by this Agreement.

7.7.2 No amount prepaid in respect of the Tranche A Term Facility or Tranche B Multicurrency Term Facility may be subsequently re-drawn.

7.7.3 All prepayments shall be made together with interest accrued thereon up to the date of prepayment and any other amounts then due and payable under any Finance Document.

7.7.4 The Agent shall notify the Lenders promptly upon receipt by it of a notice of prepayment or cancellation.

7.7.5 All notices of prepayment and all notices of cancellation given by the Borrowers' Agent shall be irrevocable.

7.7.6 Clauses 7.1 and 7.3 shall not require any member of the Borrowing Group to perform any act prohibited by law or regulation, but the members of the

          Borrowing Group undertake to use their best endeavours to comply with, or procure compliance with, that Clause, including by way of dividends, transfer, inter-company loans or otherwise, except to the extent that the Agent reasonably determines (upon consultation with the Borrowers' Agent) that such compliance or procurement would result in an expense which is unjustifiable relative to the benefits obtainable by the Finance Parties therefrom.


8.        INTEREST.
          --------

8.1       Interest Rate
          -------------

8.1.1 Each Cash Advance will bear interest during each Interest Period applicable to that Advance at the rate per annum determined by the Agent to be the sum of (a) the applicable Margin, (b) for any Advance not denominated in FF, LIBOR for such Interest Period, (c) for any Advance denominated in FF, PIBOR for such Interest Period in the case of a PIBOR-Eligible Lender or LIBOR for such Interest Period in the case of each other Lender and (d) in the case of Cash Advances denominated in GBP or another currency subject to Mandatory Liquid Asset Costs, Mandatory Liquid Asset Costs.

8.1.2 Interest will be calculated on the basis of actual days elapsed and a 360-day year (other than interest in respect of Cash Advances denominated in GBP, which will be calculated on the basis of a year of 365 days), and will accrue from day to day from, and including, the first day of each Interest Period.

8.1.3 If requested to do so, each Reference Lender shall use its reasonable endeavours to supply a quotation to the Agent for the purposes of determining LIBOR or PIBOR (as the case may be) for a particular Interest Period. If any Reference Lender does not do so, the relevant arithmetic mean shall be determined on the basis of the quotations supplied by the remaining Reference Lenders. At such time as there are three Reference Lenders, if no, or only one, Reference Lender supplies a quotation, Clause 8.5 shall apply; provided that if there are only
                                               --------
          two Reference Lenders and one supplies a quotation, Clause 8.5 shall not apply in such case.

8.2       Payment of Interest
          -------------------

          The relevant Borrower will pay interest accrued on each Cash Advance to the Agent for the account of the Lenders in arrears on the last day of each Interest Period applicable to that Advance, provided that where such Interest Period is of a duration of longer than three months, accrued interest in respect of the relevant Advance shall be paid every three months during such Interest Period and on the last day of such Interest Period.

8.3       Selection of Interest Periods
          -----------------------------

8.3.1 Subject to Clause 3.5.5, the duration of each Interest Period will be a period of one, two, three or six months (or such other period as may be agreed between the Borrowers' Agent, acting on behalf of the relevant Borrower, and all of the

          Lenders) as notified by the Borrowers' Agent to the Agent not later than 10.00 a.m. three Business Days prior to the commencement of such Interest Period, provided that:-

          (a) the first Interest Period in relation to a Tranche A Term Advance or Tranche B Multicurrency Term Advance will commence on the Drawdown Date relating thereto and each subsequent Interest Period relating to such Advance (or part thereof) will commence on the expiry of the preceding Interest Period relating thereto;

          (b) if the Borrowers' Agent fails to select an Interest Period, then, subject as provided in this Clause 8.3, the Borrowers' Agent will be deemed to have selected an Interest Period of three months;

          (c) if all or part of a Tranche A Term Advance or Tranche B Multicurrency Term Advance is required to be repaid on a Repayment Date to ensure that the Borrowers comply with their obligations under Clause 6.1.1 and if an Interest Period relative to that Advance would, but for the operation of this sub-clause
               (c), extend beyond such Repayment Date, then if necessary such Advance shall be split into two separate Advances (such additional Advance not to be counted for the purposes of sub-clause (d) below), one of which shall be in an amount equal to the amount required to be repaid and having an Interest Period commencing upon the expiry of the immediately preceding Interest Period and expiring on the relevant Repayment Date, the other Advance being for the balance of the amount of the original Advance; and

          (d) the Borrowers' Agent will not be entitled to select more than two concurrent Interest Periods in relation to the Tranche A Term Advances or the Tranche B Term Advances.

8.3.2 If any Interest Period would, but for this Clause 8.3.2, end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the last preceding Business Day.

8.3.3 No Interest Period for any Advance shall expire after the Final Repayment Date.

8.3.4     The Agent will notify:-

          (a) the Lenders of each Interest Period applicable to each Advance promptly upon the same being determined; and

          (b) the Lenders and the Borrowers' Agent of the rate of interest applicable to such Interest Period as soon as it is determined under this Agreement.

8.4       Interest on Unpaid Sums
          -----------------------

8.4.1 If an Obligor fails to pay any sum under this Agreement or any other Finance Document on its due date (an "unpaid sum"), that Obligor will
                                                ----------
          pay default interest on such unpaid sum from its due date to the date of actual payment (after as well as before judgement) at a rate (the "Default Rate") determined by the Agent to be 2 per cent per annum
           ------------
          above:-

          (a) if the unpaid sum is principal which has fallen due prior to the expiry of the relevant Interest Period, the rate applicable to such principal immediately prior to the date it so fell due (but only for the period from such due date to the end of the relevant Interest Period); or

          (b) in any other case (including principal falling within (a) above once the relevant Interest Period has expired), the rate which would be payable if the unpaid sum was an Advance made for a period equal to the period of non-payment divided into successive Interest Periods of such duration as shall be selected by the Agent (a "Default Interest Period").
                         -----------------------

8.4.2 Default interest will be payable by the relevant Borrower on demand by the Agent and will be compounded at the end of each Default Interest Period to the extent not paid.

8.4.3 The Agent will promptly notify the Borrowers' Agent and the Lenders of each determination of the Default Rate and each selection of a Default Interest Period.

8.5       Market Disruption
          -----------------

8.5.1     If prior to the commencement of an Interest Period (an "Affected
                                                                  --------
          Interest Period"):
          ---------------

          (a) the Agent, after consultation with the Lenders, reasonably determines that, by reason of circumstances affecting the London or Paris interbank market (as the case may be) or the financial markets generally, adequate and fair means do not or will not exist for ascertaining the interest rate applicable to the Affected Interest Period; or

          (b) Lenders whose Relevant Amounts exceed 51% of Relevant Amounts of all Lenders notify the Agent that LIBOR (in the case of any Advance not denominated in FF) or PIBOR or LIBOR, as applicable, (in the case of any Advance denominated in FF) would not accurately reflect the cost to such Lenders of making or maintaining their respective participations in the relevant Advance during the Affected Interest Period; or

          (c) the appropriate page of the Telerate Display Screen does not list any appropriate quotations and at such time as there are three Reference Lenders none or only one of the Reference Lenders has notified a rate to the Agent for the purposes of determining LIBOR or PIBOR (as the case may be) for the Affected Interest Period;

          the Agent shall give notice of such event to the Borrowers' Agent and the Lenders (a "Suspension Notice"). If such Suspension Notice shall
                          -----------------
          be given prior to the receipt by the Agent of a Drawdown Request, the Borrowers' right to borrow and issue a Drawdown Request in respect of Advances hereunder shall be suspended during the continuance of such circumstances.

8.5.2 If at the time of the Suspension Notice a Drawdown Request has been given pursuant to Clause 5.1.1, such Drawdown Request shall, unless the Borrowers' Agent and the Agent (after consultation with the Lenders) otherwise agree, be deemed to have been cancelled and the Advance concerned shall not be made.

8.5.3 Subject to Clause 8.5.4, during the 21 days following the giving of the Suspension Notice, the Agent, the Borrowers' Agent and the Lenders shall negotiate in good faith in order to arrive at a mutually acceptable substitute basis for calculating the alternative interest rate or (as the case may be) an alternative basis for the relevant Lender to fund or continue to fund the affected Advance during the Affected Interest Period on the basis that the net return to the Lenders or the relevant Lender shall be no less than had the event described in Clause 8.5.1 not occurred. If within such 21 day period such parties shall agree in writing upon a substitute basis, such substitute basis shall apply in accordance with its terms. If such parties fail to agree on a substitute basis within such 21 day period, the Agent (after consultation with the Lenders or, as the case may be, the relevant Lender) shall certify to the Borrowers' Agent (such certificate to be conclusive in the absence of manifest error and binding on all concerned) the basis upon which interest in relation to the Affected Interest Period is to be fixed or (as the case may be) the basis upon which the relevant Lender will fund or continue to fund its participation in the Advance during the Affected Interest Period. Such basis (in relation to the said rate of interest) may include the substitution of the cost of funds to such Lenders from other sources and for different funding periods, plus the Margin (plus, in the case of Advances denominated in GBP or another currency subject to Mandatory Liquid Asset Costs, Mandatory Liquid Asset Costs), and may be retroactive to the beginning of the Affected Interest Period. Such interest shall be calculated at the rate specified in the Agent's certificate.

8.5.4 Notwithstanding the foregoing, the Borrowers' Agent may, at any time after the Agent shall have set a substitute funding procedure or interest rate or rates pursuant to Clause 8.5.3 and for so long as such funding procedure or interest rate or rates continue(s) to be applicable, give to the Agent not less than five Business Days' notice (which shall be irrevocable) of its intention to prepay the whole (but not part only) of the Advance affected, in which event the Borrowers shall pay:-

          (a) on the date specified in such notice to the Agent for the account of the Lenders the principal amount of the Advance affected together with interest accrued thereon at the applicable rate to the date of actual prepayment; and

          (b) to each Lender on demand such amount (if any) as such Lender may certify should be paid to it pursuant to Clause 27.1 (General Indemnity and Breakage Costs).

9.        PAYMENTS.
          --------

9.1       Place and Time
          --------------

9.1.1 All payments to be made by any Obligor or by a Lender under the Finance Documents are to be made to the Agent in the relevant currency for value not later than 11.00 a.m. on the due date therefor to such account as the Agent specifies by written notice for this purpose, in immediately available and freely transferable funds for value on the due date.

9.1.2 Subject to Clause 9.1.3, each payment received by the Agent pursuant to Clause 9.1.1 for the account of another person will be made available by the Agent to that person for value on the same day by transfer to such bank account as that person has previously notified to the Agent by not less than 3 Business Days' prior notice.

9.1.3 Where a sum is to be paid under the Finance Documents for the account of another person, the Agent will not be obliged to make any such sum available to that person until it has been able to establish to its satisfaction that it has actually received such sum, but shall be free to do so and if it does so and it proves to be the case that it has not actually received the sum it paid out, then such person will on request ensure that the amount so made available is refunded to the Agent and such person shall be liable (1) to pay to the Agent interest on the amount in question at the rate determined by the Agent to be equal to the cost to the Agent of funding such amount for the period from payment out by the Agent until refund to the Agent thereof and
          (2) to indemnify the Agent against any additional cost or loss it may have suffered or incurred by reason of it having paid out such sum prior to it having received the same.

9.2       No Deductions
          -------------

          All payments to be made by the Borrowers and/or the Guarantors under the Finance Documents (whether of principal, interest, acceptance commission, fees or otherwise) shall be paid in full without set-off or counterclaim and not subject to any condition.

9.3       Taxes
          -----

9.3.1 All payments by the Borrowers and/or the Guarantors under the Finance Documents are to be made in full without any deduction or withholding for or on account of any Taxes unless the deduction or withholding is required by law in which event the relevant Borrower will:-

          (a) ensure that the deduction or withholding does not exceed the minimum amount legally required;

          (b) pay to the relevant Taxation or other authorities within the period for payment permitted by the applicable law such amount as is required to be paid in consequence of the deduction (including, but without prejudice to the generality of the foregoing, the full amount of any deduction from any additional amount paid pursuant to Clause 9.3.2);

          (c) deliver to the relevant Finance Parties within thirty (30) days from the date on which the payment of such withholding tax or deduction was due, the documents evidencing the payment of such aforementioned withholding tax or deductions; and

          (d) indemnify each of the Finance Parties against any losses or costs incurred by it by reason of (i) any failure on the part of the relevant Borrower to make any deduction or withholding or (ii) any such additional amount not being paid on the due date for payment thereof.

9.3.2 If any deduction or withholding for or on account of Taxes or any other deduction from any payments made or to be made by the relevant Obligor, or by the Agent or Security Agent to any other Finance Party, under any of the Finance Documents is required by law, then the relevant Obligor shall pay to the Finance Party concerned an additional amount being the amount required to procure that the aggregate net amount received by that Finance Party will equal the full amount which would have been received by it had no such deduction or withholding or other deduction been made.

9.3.3 No additional amount will be payable to a Lender under Clause 9.3.2 in respect of Taxes to the extent that such additional amount becomes payable as a result only of a change in the Lending Office of the relevant Lender, unless (i) such change is requested by the Borrowers' Agent, or (ii) under the relevant Tax laws, regulations, treaties or rules in effect at the time of the change in Lending Office, such additional amount would not have been payable.

9.3.4 If a Borrower is obliged to pay an amount under Clause 9.3.1, the relevant Borrower may prepay in whole (but not in part) and without penalty (subject to Clause 27) all Advances made available to it by the affected Lender, on the Borrowers' Agent giving not less than three Business Days' prior written notice to the Agent and the affected Lender, provided that such notice is given within 30 days of the relevant Borrower becoming aware that it would be obliged to pay such amount and provided further that such obligation was not in effect as of the date of this Agreement. The liability of such Lender to make any further Advances or other extensions of credit available to the Borrowers (and such Lender's Commitments) shall automatically be cancelled on the giving of such notice.

9.3.5     (a)  If any of the Lenders determines, in its reasonable discretion, that it has received, realised, utilised and retained a Tax benefit by reason of any deduction or withholding in respect of which a Borrower or a Guarantor has made an increased payment or paid any indemnifying amount or compensating sum under this Clause 9.3, such Lender shall, provided that the Agent and each Lender has received all amounts which are then due and payable by the members of the Borrowing Group under any of the Finance Documents, promptly pay to the Borrowers' Agent on behalf of the relevant member of the Borrowing Group (to the extent that such Lender can do so without prejudicing the amount of such benefit or repayment and the right of such Lender to obtain any other benefit, relief or allowance which may be available to it) such amount, if any, as such Lender, in its absolute discretion shall determine will leave such Lender in no worse position than it would have been in if the deduction or withholding had not been required, provided that:-

               (i) each Lender shall have reasonable discretion as to the time at which and the order and manner in which it realises or utilises any Tax benefit and shall not be obliged to arrange its business or its Tax affairs in any particular way in order to be eligible for any credit or refund or similar benefit;

               (ii) no Lender shall be obliged to disclose any information regarding its business, Tax affairs or Tax computations; and

               (iii) if a Lender has made a payment to the Borrowers' Agent pursuant to this Clause 9.3.5 on account of any Tax benefit and it subsequently transpires that such Lender did not receive that Tax benefit, or received a lesser Tax benefit, the relevant member of the Borrowing Group shall, on demand, pay to such Lender such sum as the relevant Lender may determine as being necessary to restore its after-Tax position to that which it would have been had no adjustment under this Clause 9.3.5(a) been necessary.

          (b)  No Lender shall be obliged to make any payment under this Clause
               9.3.5 if, by doing so, it would contravene the terms of any applicable law or any notice, direction or requirement of any governmental or regulatory authority (whether or not having the force of law).

9.4       Payments on Business Days
          -------------------------

          Subject to Clauses 6.1.2 and 8.3.2, if any sum would otherwise become due for payment pursuant to any of the Finance Documents on a day which is not a Business Day, such sum shall become due on the next succeeding Business Day unless that day falls in the next calendar month, in which case the sum shall become due on the last preceding Business Day and all sums payable under any of the Finance Documents calculated by reference to any period of time shall be recalculated on the basis of such extension in time (or reduction thereof).

9.5       Accounts
          --------

9.5.1 Each Lender shall maintain an account or accounts recording the amounts from time to time lent by, owing to and paid to such Lender pursuant to the Finance Documents, which shall, as between such Lender and the relevant Obligor, be prima facie evidence of such amounts.
                                       ----- -----

9.5.2 The Agent will maintain a memorandum account showing the principal amount of all Advances for the time being outstanding hereunder and all payments with respect thereto made by the Borrowers from time to time pursuant to this Agreement.

 9.6      Currency
          --------

          (a) A repayment or prepayment of an Advance or any part of an Advance is payable in the currency in which the Advance was denominated on the date it was made.

          (b) Interest and fees in respect of a Cash Advance, or in respect of a Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee are payable in the currency in which the relevant amount of the relevant Cash Advance, Revolving Credit Guarantee, Revolving Letter of Credit, Banesto Term Letter of Credit or SINAC Term Guarantee in respect of which it is payable is denominated. Fees in respect of Commitments hereunder shall be payable in FF.

          (c) Amounts payable in respect of costs, expenses and Taxes and the like are payable in the currency in which they are incurred.

          (d) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in FF.


10.       CHANGE IN CIRCUMSTANCES.
          -----------------------

10.1      Increased Costs
          ---------------

10.1.1 If the effect of any implementation of, change in or introduction or making after the date of this Agreement of, any law, regulation, treaty or official directive or official request or guidance applicable to any Lender or any affiliate, including without limitation a holding company (an" Affected Lender") (whether or not
                                            ---------------
          having the force of law) or any change in the interpretation or application thereof or compliance by that Lender with the same (including without limitation those relating to Taxation, reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary controls) is to:-

          (a) impose an additional cost on the Affected Lender as a result of it having entered into any of the Finance Documents or making or maintaining its participation in any Advance or of it performing its obligations under the Finance Documents; or

          (b) reduce any amount received or receivable by the Affected Lender under the Finance Documents or reduce the effective return on its capital or any class thereof; or

          (c) result in the Affected Lender making any payment or foregoing any interest or other return on or calculated by reference to any amount received or receivable by the Affected Lender from any other party under any of the Finance Documents,

          (each such increased cost, reduction, payment, foregone interest or other return being hereafter referred to in this Clause 10.1 as an "increased cost"), then:-
           --------------

          (1) the Affected Lender will notify the Borrowers' Agent and the Agent of such event promptly upon its becoming aware of the same; and

          (2) upon demand from time to time by the Affected Lender, the relevant Borrowers will pay to the Affected Lender such amount as the Affected Lender shall determine to be necessary to compensate the Affected Lender on an after-tax basis for such increased cost (or the portion of such increased cost as is in the reasonable opinion of the Affected Lender attributable to its entering into the Finance Documents or of making or maintaining its participation in any Advance or of maintaining its Commitment).

10.1.2 The certificate of an Affected Lender specifying the amount of compensation payable under Clause 10.1.1 and containing reasonable detail as to how such amount was calculated will, in the absence of manifest error, be conclusive.

10.1.3 The Borrowers will not be obliged to compensate any Affected Lender pursuant to Clause 10.1.1 in respect of any increased cost:-

          (a) attributable to a change in the rate of Tax on the overall net income of the Affected Lender; or

          (b)  compensated for by the operation of Clause 9.3 (Taxes); or

          (c) incurred in consequence of the implementation in whole or in part of the International Convergence of Capital Measurements and Capital Standards dated July 1988 published by the Basle Committee on Banking Regulations and Supervisory Practices (the "Guidance"), except to the extent that a higher level of capital
                --------
               adequacy is imposed than that stipulated in the Guidance as at the date of this Agreement;

          (d)  included within the definition of Mandatory Liquid Asset Costs;
               or

          (e) until the calculation of such cost set forth in the certificate referred to in Clause 10.1.2 has been received by the Borrowers' Agent.

10.2      Illegality
          ----------

          If the effect of any implementation of, change in or introduction or making after the date of this Agreement of any law, regulation, treaty or official directive or official request or guidance applicable to any Lender (a "Restricted Lender") (whether or not having the force of
                         -----------------
          law) in any jurisdiction applicable to that Restricted Lender is to prohibit such Lender or make it illegal for such Lender to make available or to maintain its participation in any Advance or maintain its Commitment, then the Restricted Lender will give written notice to that effect to the Agent and the Borrowers' Agent, specifying in reasonable detail the obligations the performance of which is prohibited and the relevant law, regulation, treaty, directive, request or guideline, whereupon:-

          (a) to the extent of such prohibition or illegality, the relevant Borrowers shall forthwith prepay the Restricted Lender's participation in all Cash Advances then outstanding together with all interest accrued thereon and all other amounts due to the Restricted Lender under this Agreement (including pursuant to Clause 27 (Indemnities)); and/or

          (b) to the extent of such prohibition or illegality, the Restricted Lender's undrawn Commitment (if any) shall be cancelled forthwith.

10.3      Mitigation
          ----------

          If circumstances arise in relation to a particular Lender which would, or may, result in:-

          (a) an obligation to pay an additional amount under Clause 9.3.2 (Gross-Up); or

          (b) a demand for compensation pursuant to Clause 10.1 (Increased Costs); or

          (c) an obligation to repay or the cancellation of an undrawn Commitment under Clause 10.2 (Illegality);

          then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrowers under any of the Clauses referred to above, such Lender will promptly after becoming aware thereof notify the Agent and the Borrowers' Agent thereof and, except as set out in the provisos in paragraphs (y) and (z) below, in consultation with the Agent and the Borrowers' Agent, take such steps as may be reasonably open to it to mitigate the effects of such circumstances including (but without limitation):-

          (i)  changing its Lending Office for the purposes of this Agreement;
               or

          (ii) transferring its rights and obligations hereunder pursuant to Clause 25.2 or 25.3 to a bank or financial institution acceptable to the Borrowers' Agent and the Agent which is willing to participate in the Facilities in its place ;

          provided that (y) the Lender concerned will not be obliged to take any action under sub-paragraph (i) above if to do so would or might (in its opinion) have an adverse effect upon its business, operations or financial condition or cause it to incur liabilities (including any material costs and expenses) or obligations (including Taxation) which (in its opinion) are material or would reduce its return in relation to its participation in the Facilities and (z) such Lender will not be obliged to take the action referred to in sub-paragraph (ii) above unless the Borrowers indemnify it by means of an indemnity in form and content satisfactory to such Lender against any liabilities or obligations reasonably incurred as a result of taking such action.


11.       FEES, EXPENSES AND STAMP DUTIES.
          -------------------------------

11.1      Fees
          ----

11.1.1    The Borrowers will pay to the Agent the following fees:-

          (a) for the account of each Lender a commitment fee during the Availability Period for each respective Facility which will:-

               (i) be computed at the rate of 0.50% per annum and on the daily aggregate undrawn, uncancelled amount of the Total Commitments;

               (ii) accrue from day to day and be calculated on the basis of a 360 day year and the actual number of days elapsed;

               (iii) be payable quarterly in arrear on the last day of each successive calendar quarter, on each drawing under either Term Facility and on the termination or lapse of the Availability Period to the extent no drawing under either Term Facility is made concurrent with such termination or lapse; and

          (b) for the account of each Lender a fee during the term of each Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit or SINAC Term Guarantee which will:-

               (i) be computed at an annual rate equal to the Margin in effect from time to time and be charged by reference to the amount of the relevant Deemed Advance;

               (ii) accrue from day to day and be calculated on the basis of a 360 day year and the actual number of days elapsed; and

               (iii) be payable quarterly in arrear on the last day of each successive calendar quarter;

               and, for the account of the Issuing Lender, an additional fee equal to 1/8 of 1% per annum on the amount of the relevant Deemed Advance, computed and payable in the same manner as the other fees described in this sub-clause 11.1.1(b);

          (c) for its own account or as otherwise specified in the Fees Letter, such arrangement, agency and other fees at the times and otherwise in accordance with the terms of the Fees Letter.

11.1.2 All fees payable under the Finance Documents are exclusive of any VAT or other similar tax chargeable upon or in connection with such fees. If any VAT or other similar Tax is or becomes so chargeable, such Tax will be paid by the relevant Borrower at the same time as the relevant fee itself is paid.

11.2      Expenses
          --------

11.2.1 The Borrowers will on demand pay and reimburse to the Agent and the Security Agent, on the basis of a full indemnity, all reasonable costs and expenses (including legal fees, due diligence expenses, recordation fees of Spanish Notaries, Official Commercial Stockbrokers or Sociedad Rectora de la Bolsa de Madrid and other out-of-pocket expenses and any VAT or other similar Tax thereon) incurred by the Agent or the Security Agent in connection with the negotiation, preparation, recordation, execution, completion and syndication of each of the Finance Documents, and all documents, matters and things referred to in the Finance Documents or incidental to any of the Finance Documents.

11.2.2 The Borrowers will on demand pay and reimburse to the Agent and the Security Agent, on the basis of a full indemnity, all reasonable costs and expenses (including reasonable legal fees, recordation fees of Spanish Notaries, Official Commercial Stockbrokers or Sociedad Rectora de la Bolsa de Madrid and other out-of-pocket expenses and any VAT or other similar Tax thereon) incurred by the Agent or the Administrative Agent, respectively, in connection with:-

          (a) any variation, recordation, amendment, supplement, restatement, waiver, consent or suspension of rights (or any proposal for any of the same) relating to any of the Finance Documents (and documents, matters or things referred to therein); and

          (b) the investigation of any Event of Default or Potential Event of Default, provided that the relevant Finance Party had reasonable grounds to believe that such Event of Default or Potential Event of Default had occurred.

11.2.3 The Borrowers will on demand pay and reimburse to each Finance Party, on the basis of a full indemnity, all costs and expenses (including reasonable legal fees recordation fees of Spanish Notaries, Official Commercial Stockbrokers or Sociedad Rectora de la Bolsa de Madrid and other out-of-pocket expenses and any VAT or other similar Tax thereon) incurred by such Finance Party in connection with the preservation, enforcement or the attempted preservation or enforcement of any of such Finance Party's rights under any of the Finance Documents (and documents referred to therein).

11.3      Stamp Duties, etc
          -----------------

          The Borrowers will:-

11.3.1 pay, and on demand indemnify each Finance Party from and against any liability for, any stamp duty, documentary, registration and other duties and Taxes (if any) which are or may hereafter become payable in connection with the entry into, performance, execution or enforcement of any of the Finance Documents or to which any of the Finance Documents may otherwise be or become subject or give rise; and

11.3.2 on demand indemnify each of the Finance Parties from and against any losses or liabilities which they may incur as a result of any delay or omission by the Borrowers to pay any such duties or Taxes.


12.       REPRESENTATIONS AND WARRANTIES.
          ------------------------------

12.1      Reliance and Effective Time
          ---------------------------

12.1.1 Each Obligor acknowledges that each Finance Party has or will have entered into this Agreement and the other Finance Documents to which it is a party and participated in the Advances in full reliance on representations in the terms set out in the following provisions of this Clause 12. Subject to Clause 12.1.2, each Borrower and Guarantor represents and warrants to each Finance Party in the terms set forth in Clauses 12.2 to 12.20 inclusive with reference to itself and each of its respective subsidiaries.

12.1.2 The representations and warranties in this Clause 12 will be deemed initially made on the Initial Drawdown Date and repeated on the date of delivery of each Drawdown Request and on each Drawdown Date thereafter by reference to the facts and circumstances existing on each such day, except that:-

          (i) each reference to financial statements in Clause 12 shall be construed as a reference to the then latest available financial statements of the Borrowing Group;

          (ii) those representations and warranties which are expressly stated to relate to an earlier date or time shall be deemed repeated only by reference to the facts and circumstances existing at that earlier date or time;

          (iii) the representations and warranties set forth in Clauses 12.13 to 12.18 inclusive will not be deemed repeated after the Initial Drawdown Date, other than in the case of Operating Budgets, which will be deemed made for each successive Operating Budget on the date of delivery thereof pursuant to this Agreement;

          (iv) the representations and warranties hereunder made on the Initial Drawdown Date shall be deemed made immediately following the repayment of the EHE Pre-Closing Parent Indebtedness and Indebtedness to be Refinanced (Tranche B) on such date and after giving effect to the releases described in Clause 4.1.1(s).

12.2      Incorporation
          -------------

          It, unless it is a Non-Material Subsidiary, is duly incorporated or organised and validly existing with limited liability under the laws of the country or other jurisdiction of its incorporation, and has the power to own its assets and carry on its business as it is being conducted or is proposed to be conducted.

12.3      Power and Authority
          -------------------

          Its organisational documents incorporate provisions which respectively ensure, and all necessary corporate or other action has been taken to ensure, that:-

12.3.1 it is authorised to sign or execute (if appropriate, under seal or as a deed) and deliver each of the Finance Documents to which it is a party and perform the transactions contemplated thereby;

12.3.2 its obligations under each of the Finance Documents rank and will at all times rank in accordance with Clause 12.7; and

12.3.3 each of the Finance Documents to which it is a party is admissible in evidence in the courts of France, England, Spain and each other jurisdiction in which it is organised or in which any of its assets are located (subject only to payment of any stamp duty or similar requirement identified in a relevant legal opinion delivered to or for the benefit of the Finance Parties in connection with that Finance Document).

12.4      Enforceability
          --------------

          Its obligations under each of the Finance Documents to which it is a party constitute its legal, valid, binding and enforceable obligations and are in full force and effect, except as limited by the Reservations.

12.5      Authorisations and Consents
          ---------------------------

          All consents, licences, approvals, authorisations and notifications (whether corporate, official or otherwise) required to be obtained or made by it in connection with the entry into, performance, validity and enforceability of each of the Finance Documents to which it is a party have been unconditionally obtained and are in full force and effect.

12.6      No Contravention
          ----------------

          Neither the signing (or other mode of execution) and delivery of any of the Finance Documents nor the performance of any of the transactions contemplated therein or of any of its obligations thereunder do now or will:-

12.6.1    conflict with its organisational documents; or

12.6.2 contravene or constitute a default under or otherwise result in a conflict with any material provision contained in any agreement, instrument, law, regulation, judgment, order, licence, permit or consent in effect on the Initial Drawdown Date by which it or any of its assets is bound or affected; or

12.6.3 cause a breach of any limitation on it or the powers of its directors or other officers, whether imposed by or contained in its organisational documents or in any law, order or judgment in effect on the Initial Drawdown Date to which it is subject or any agreement or instrument by which it or any of its assets is bound or affected.

12.7      Ranking
          -------

          Its Financial Indebtedness evidenced by the Finance Documents to which it is a party, to the extent not secured by any Security Interest, ranks and will continue to rank at all times at least pari passu with
                                                                ---- -----
          all of its unsecured unsubordinated liabilities, subject only to such liabilities as are given priority by mandatory application of law (but not including liabilities evidenced by Spanish escrituras publicas or polizas intervenidas coming into existence prior to the date on which this Agreement becomes an escritura publica under Spanish law which are not permitted hereunder to comprise any part of the Continuing Indebtedness, other than the Tudor Convertible Bonds held by Banesto).

12.8      No Defaults and Tax Liabilities
          -------------------------------

12.8.1 Unless notified to the Agent under Clause 13.3.1, no Event of Default or Potential Event of Default has occurred and is continuing and no event has occurred (which has not been remedied or waived) which constitutes a default under or in respect of any agreement, instrument, deed or document to which it is a party or by which it or any of its assets may be bound or affected being a default which will or can be reasonably expected to have a Material Adverse Effect, and no event has occurred (which has not been remedied or waived) which, with the giving of notice which may validly be given and/or the lapse of any grace period and/or giving of any certificate or statement which may validly be given and/or making of any determination which may validly be made and/or fulfilment of any other condition (which notice, grace period, certificate, statement, determination or condition is in any case specified or referred to in the relevant agreement, instrument, deed or document), will constitute any such default which will or can be reasonably expected to have a Material Adverse Effect.

12.8.2 No claims are being or are reasonably likely to be asserted against it with respect to Taxes which would be reasonably likely to have a Material Adverse Effect.

12.9      Indebtedness and Security Interests
          -----------------------------------

          It has no Financial Indebtedness other than Permitted Indebtedness, and no Security Interest (or agreement to create the same) exists on or over its assets other than Permitted Security Interests and Security Interests in favour of the Security Agent and/or the Finance Parties pursuant to the Security Documents.

12.10     Ownership of Assets, Licences and Agreements for Business Operations;
          ---------------------------------------------------------------------
          Intellectual Property
          ---------------------

12.10.1 It has good title to or valid leasehold or other valid right to use all its material assets (other than Intellectual Property) to the extent required to conduct the Business or the part thereof which it conducts.

12.10.2 Except with respect to Environmental Licences (which are addressed by Section 12.17 hereof), all licences, consents and authorisations have been obtained which are necessary for the carrying on of its Business or the part thereof which it conducts and all such licences, consents and authorisations are in full force and effect, and there are no circumstances known to it which indicate that any of such licences, consents and authorisations is reasonably likely to be revoked or varied or amended in whole or in part, except to the extent that the absence, non-effectiveness, revocation, variation or amendment of any such license, consent or authorisation would not have, and would not be reasonably likely to have, a Material Adverse Effect.

12.10.3 Except in any case in this Clause 12.10.3 where the facts or circumstances causing the inaccuracy of a particular representation have not had and would not be reasonably likely to have a Material Adverse Effect the Borrowing Group owns or has licensed to it all Intellectual Property rights required to conduct the Business, and the Relevant Intellectual Property:-

          (i) is beneficially owned by or validly licensed to a member of the Borrowing Group, is free from any licences to third parties and Security Interests, and will not be adversely affected by the transactions contemplated by this Agreement;

          (ii) has not lapsed or been cancelled and all steps have been taken to protect and maintain the Relevant Intellectual Property including paying renewal fees where appropriate; and

          (iii) does not infringe any intellectual property rights of any nature of any third party.

12.11     Accounts
          --------

12.11.1 The consolidated financial statements of the Borrowing Group most recently delivered to the Agent pursuant to Clause 4.1.1 or 13.3.4, as the case may be:-

          (a) have been prepared in accordance with the relevant Approved Accounting Principles consistently applied, except to the extent specified therein;

          (b)  in the case of such financial statements for:-

               (i) EHE or CEAC, are reguliers et sinceres and give une image fidele of the consolidated financial condition of the Borrowing Group or CEAC Group, respectively, as at the date to which they were drawn up;

               (ii) Euro Exide, give a true and fair view of the consolidated financial condition of the Euro Exide Group as at the date to which they were drawn up; and

               (iii) Tudor, fairly and adequately represent the financial condition and the net worth (la situacion financiera y el patrimonio) of the consolidated Tudor Group as at the date to which they were drawn up;

               and in each case set forth all material actual or contingent liabilities then existing required to be set forth therein in accordance with the relevant Approved Accounting Principles consistently applied;

          subject in the case of any unaudited interim financial statements, to changes resulting from audit and normal year-end adjustments.

12.12     Bankruptcy, Suspension of Payments and Related Matters
          ------------------------------------------------------

12.12.1 It has not taken any action nor (so far as it is aware having made all due enquiry) have any steps been taken or legal proceedings been started against it for winding-up, dissolution or re-organisation (including a suspension de pagos or quiebra), the enforcement of any Security Interest over its assets or for the appointment of a receiver, administrative receiver, or administrator, trustee or similar officer of it or of any or all of its assets or any other procedure under which it obtains protection from any of its creditors, or any analogous proceedings in any relevant jurisdiction.

12.12.2 As at the Initial Drawdown Date, immediately prior to each Drawdown and immediately following any incurrence of Permitted Assumed Debt (unless it is a Non-Material Subsidiary), it will be solvent within the definition of any law applicable to it which requires as a condition to the validity (and/or non-voidability) of financial obligations undertaken, or Security Interest granted, by it that it be solvent.

12.13     Accountants' Report; Business Plan; Operating Budget
          ----------------------------------------------------

          In relation to the Accountants' Report:-

          (i) all factual information contained in the Accountants' Report was, at the date of the report, true and accurate in all material respects; and

          (ii) all assumptions and presumptions contained in the Accountants' Report (on the consolidated basis contemplated in the Accountants' Report) attributable to any member of the Borrowing Group were reasonable at the time they were made and in relation to the period in respect of which they were made.

          In relation to the Business Plan and the Operating Budget:-

          (a) all factual information contained in or utilised for the purpose thereof was, at the date thereof, true and accurate in all material respects and nothing has occurred since the date thereof which renders any factual statement contained therein or so utilised misleading in any material respect;

          (b) all assumptions and presumptions made for the purpose thereof were fair and reasonable at the time they were made and in relation to the period in respect of which they were made and so far as any Borrower is aware (after having made all due enquiry) nothing has occurred since the date thereof which makes it necessary to change the consolidated forecasts, projections and estimates set out therein in any material respect; and

          (c) all forecasts, projections and estimates taken on a consolidated basis contained or referred to in the Business Plan and the Operating Budget and all assumptions and presumptions upon the basis of which the same were made, at the time they were made were, to its best knowledge, fair and reasonable and, so far as any Borrower is aware (after having made all due enquiry), nothing has occurred since the date thereof which makes it necessary to change any of those forecasts, projections and estimates in any material respect.

12.14     Environmental Report and the Environmental Budget
          -------------------------------------------------

          In relation to the Environmental Report and the Environmental Budget,
          (a) to the best knowledge of the Lead Borrowers after due inquiry all factual information contained in the Environmental Report and the Environmental Budget was, at the date of such report, true and accurate in all material respects and nothing has occurred since the date of such report which renders any factual statement therein misleading in any material respect, and (b) all forecasts, projections and estimates contained or referred to in the Environmental Report and the Environmental Budget and all assumptions and presumptions upon the basis of which the same were made, at the time there were made were fair and reasonable and, so far as the Borrowers are aware (after having made all due enquiry), nothing has occurred since the date thereof which makes it necessary to change any of those forecasts, projections and estimates in any material respect.

12.15     No Material Adverse Effect
          --------------------------

          No event or matter having or likely to have a Material Adverse Effect has occurred since 31st December 1994 to and including the Initial Drawdown Date.

12.16     Litigation
          ----------

          No litigation, arbitration or administrative proceeding to which it is party is current or pending or, so far as it is aware, threatened against it nor is there subsisting any unsatisfied judgement or award given against it by any court, board of arbitration or other body, which is reasonably likely to result in liability to any member of the Borrowing Group which has a Material Adverse Effect.

12.17     Environmental Warranties
          ------------------------

12.17.1 No Environmental Event has occurred at any time in relation to any site now or previously owned or occupied by any Borrower, Guarantor or any of their respective subsidiaries which is reasonably likely to have a Material Adverse Effect.

12.17.2 It has obtained and is, and has at all times been, in substantial compliance with all Environmental Licences necessary in connection with the ownership and operation of its facilities and business as currently owned and operated or if there is or has been any failure to so obtain or any non-compliance with such Environmental Licences such failure or non-compliance is not reasonably likely to have a Material Adverse Effect.

12.17.3 No circumstances exist which may reasonably be expected to prevent or interfere with any Borrower, Guarantor or any of their respective subsidiaries obtaining or being in substantial compliance with any Environmental Licences in the future so as to give rise to a Material Adverse Effect.

12.17.4 On the basis of its ongoing reviews which identify and evaluate liabilities and costs relating to Environmental Law, it has reasonably concluded that the application of any Environmental Law to it or any of its subsidiaries is not reasonably likely to have any Material Adverse Effect.

12.17.5 Its operations, and the operations of its subsidiaries, are, and at all times have been, in full compliance with all Environmental Law or if there is any non-compliance with Environmental Laws, such non-compliance is not reasonably likely to have a Material Adverse Effect. No circumstances exist which currently are known or ought reasonably to be known by it which may reasonably be expected to prevent or interfere with any Borrower, Guarantor or any of their respective subsidiaries being in full compliance with any Environmental Laws in the future so as to give rise to a Material Adverse Effect.

12.18     Group Structure and Assets and Turnover
          ---------------------------------------

          The structure of the Borrowing Group on the Initial Drawdown Date is as set out in Schedule 5, and on the date of this Agreement the Borrowers will have no other subsidiaries except as set forth therein.
          Schedule 5 includes details of all companies, partnerships, joint ventures and other entities in which any member of the Borrowing Group has an interest in excess of ten per cent (10%) of the aggregate of all voting shares or equivalent interests then in issue, and the percentage of such shares or equivalent interests held by the members of the Borrowing Group. The identity of each Non-Material Subsidiary on the date of this Agreement is separately listed on Schedule 5. The Assets of each subsidiary of CEAC, Tudor and Euro Exide as of 31st August, 1995, the turnover of each subsidiary of CEAC and Tudor for the period ended 31st December, 1994 and the turnover of each subsidiary of Euro Exide for the period ended 31st March, 1995, together with the percentage such Assets and turnover represent of the consolidated Assets and turnover of the Borrowing Group for such dates, is as set out in Schedule 14.

12.19     Margin Stock
          ------------

          Neither it, nor any of its subsidiaries, is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

12.20     Labour Law and Employee Benefit Plans
          -------------------------------------

          It has complied with all applicable labour and social security laws and instituted all employee benefit plans legally necessary; these plans in place are in full force and effect and each such plan is fully funded to meet its expected obligations as they come due except for such failure to fund, the liability as to which is not reasonably likely to have a Material Adverse Effect.


13.       UNDERTAKINGS
          ------------

13.1      Duration of Undertakings
          ------------------------

          Each Borrower undertakes to each of the Finance Parties in the terms of the provisions of Clauses 13.2 to 13.4 inclusive (except to the extent that any of such undertakings is stated to be made only by one or more specific members of the Borrowing Group, in which case such undertaking shall be construed as being made only by such member or members), CEAC and each Obligor that is a member of the Initial CEAC Group undertakes to each of the Finance Parties in the terms of the provisions of Clause 13.5, Tudor and each of its subsidiaries undertake to each of the Finance Parties in the terms of the provisions of Clause 13.6, EHE undertakes to each of the Finance Parties in the terms of the provisions of Clause 13.7 and CEAC and Euro Exide undertake to each of the Finance Parties in the terms of the provisions of Clause 13.8, all such undertakings to continue until the liabilities and obligations under each of the Finance Documents have been finally discharged and no Finance Party has any obligation to lend hereunder, unless in any case the Agent (acting on the instructions of the Majority Lenders) agrees otherwise. All undertakings set forth in this Clause 13 are cumulative such that, if more than one set of such undertakings are given by an Obligor, such Obligor shall be bound by the aggregate of all restrictions set forth in the undertakings given by it.

13.2      General Undertakings
          --------------------

13.2.1    Use of Proceeds
          ---------------

          It will use the proceeds of Advances only for the purposes specified in Clause 2.2 and, in the case of such proceeds advanced by it to any other person, will procure that such proceeds are used for such purposes.

13.2.2    Authorisations and Consents
          ---------------------------

          It will, and will procure that each of its subsidiaries will, obtain and promptly renew from time to time and maintain in full force and effect all such authorisations, approvals, consents, licences and exemptions, and promptly make and renew from time to time all such filings and registrations, as may be required under any applicable law or regulation (i) to enable it to perform its material obligations under each of the Finance Documents and (ii) for the validity and enforceability thereof, subject to the Reservations.

13.2.3    Change of Business
          ------------------

          It will not, and will procure that each of its subsidiaries will not, engage in any material business other than the Business or any business reasonably incidental thereto.

13.2.4    Maintenance of Status and Authorisations, Title to Assets
          ---------------------------------------------------------

          It will, and will procure that each of its Material Subsidiaries will:-

          (a) do all such things as are necessary to maintain their respective legal existences, except that any two or more subsidiaries of CEAC, Tudor and/or Euro Exide may consolidate or merge with one another, in each case in accordance with Clause 13.2.9, and except further that the cessation of the existence of a person that has ceased its business in a manner not prohibited by Clause
               14.1.11 (taking into account the provisions of Clause 14.2) shall not constitute a violation of this Clause 13.2.4(a);

          (b) ensure that it and each of them has the right and is duly qualified to conduct their respective business as conducted in all applicable jurisdictions, and obtain and maintain all licences, consents, authorisations, franchises, intellectual property and other rights necessary for the preservation and operation of such businesses in all material respects, except to the extent that the absence of any such right or qualification, or the non-existence or non-maintenance of such licences, consents, authorisations, franchises, property or rights, would not have, and would not be reasonably likely to have, a Material Adverse Effect; and

          (c) comply in all material respects with all laws, regulations, judgements, orders, licenses, permits or consents binding upon it, except where non-compliance would not have, and would not be reasonably likely to have, a Material Adverse Effect.


13.2.5    Commercial Terms Transactions
          -----------------------------

          It will not enter into, and will procure that each of its subsidiaries does not enter into, any arrangement or transaction other than substantially on commercial terms.

13.2.6    Insurances
          ----------

          It will:-

          (a) maintain and will procure that each of its subsidiaries maintains in full force and effect adequate insurance (including, without limitation, employer's and public liability insurance and business interruption/loss of profits insurance) in relation to its and their respective assets and businesses against all such risks as are normally insured against by other companies (whose practice is not to self-insure except in connection with reasonable excesses) owning or possessing similar assets or carrying on similar businesses in an amount, to the extent reasonably possible, equal to the full replacement cost of such assets (after allowing for any decrease in value of such assets as a result of normal wear and tear in the case of plant and machinery and related assets), in respect of its or their respective businesses, except where its failure to do so will not have a Material Adverse Effect; and

          (b)  supply copies of all such policies if so requested by the Agent.

13.2.7    Taxes
          -----

          It will pay within any permitted period, and will procure that each of its subsidiaries pays within any permitted period, all material Taxes imposed upon it or any of them or any of its or their assets, income or profits or any transactions undertaken or entered into by it or any of them (other than such Taxes as are being contested in good faith by appropriate proceedings, pending determination of which payment may lawfully be withheld, in respect of which

          Taxes there shall be set aside adequate reserves in accordance with Approved Accounting Principles).

13.2.8    Disposals
          ---------

          It will not, and will procure that its subsidiaries will not (whether by a single transaction or a number of related or unrelated transactions and whether at the same time or over a period of time) sell, transfer or otherwise dispose of any of its assets (including shares of the capital stock of any other person, or if such person is not an incorporated entity, other ownership interests therein, and the coverage of this undertaking is to be deemed to include any transaction the effect of which would be to reduce the percentage of any class of shares or interests in any person held directly or indirectly by any Lead Borrower) or all or any part of its undertakings, assets or revenues or any interest therein, other than:-

          (a) disposals of assets in the ordinary course of trading by Borrowers other than EHE or EF;

          (b) payment of cash by Borrowers other than EHE or EF in respect of a transaction not otherwise prohibited by this Agreement, and exchange of cash equivalents for cash by Borrowers other than EHE or EF;

          (c) the exchange or prompt replacement by Borrowers other than EHE or EF of assets for or with other assets required for its trading activities of similar or greater value than the assets disposed of or replaced, on arm's length commercial terms;

          (d) disposals of assets by Borrowers other than EHE or EF which are no longer required for the purposes of its business at a price not significantly less than the market value of those assets less, if the assets would otherwise be liquidated, the costs of the liquidation;

          (e) disposals, other than disposals of shares of or ownership interests in an Obligor, not falling within any other paragraph of this Clause 13.2.8 whose consideration does not exceed FF 25,000,000 in any one case and FF 125,000,000 when aggregated with all other such disposals made by the Borrowing Group following the Initial Drawdown date;

          (f) sales by CEAC, Tudor or Euro Exide of Receivables the proceeds of which are utilised in accordance with Clause 7.3.1, provided that
                                                                   --------
               the face amount of Receivables so sold shall not exceed
               331/3% of the aggregate face amount of Receivables of such
               Lead Borrower and its subsidiaries as of the date of (and immediately prior to) the relevant sale and provided further
                                                           ----------------
               that the Borrowers' Agent has provided to the Agent a certificate substantially in the form of Schedule 7 demonstrating that, after giving effect to such sales on a pro forma basis (and including the face amount of such Receivables as assets and Financial Indebtedness in determining the Gearing Ratio), the Gearing Ratio for the Borrowing Group as of the last day of the most recently ended Accounting Quarter shall not be greater than 1.20:1.00;

          (g) sales, transfers or other disposals by (i) a member of one Borrowing Sub-Group to another member of that Borrowing Sub-Group, or (ii) a member of one Borrowing Sub-Group (such group with respect to such member being the "DISPOSING GROUP") to a member of another Borrowing Sub-Group (such group with respect to such member being the "ACQUIRING GROUP") in respect of which sales, transfers or other disposals the Borrowers' Agent has provided to the Agent a certificate substantially in the form of
               Schedule 7 demonstrating that, after giving effect to such sale, transfer or disposal on a pro forma basis, the Gearing Ratio for such Disposing Group and for such Acquiring Group as of the date of the relevant disposition in each case shall not be greater than 1.25:1.00;

          (h) disposals of all but not part of the shares of capital stock of subsidiaries of Tudor provided that at the time of any such disposal such subsidiaries have no (i) material assets other than undeveloped land and (ii) no Financial Indebtedness under the Finance Documents; provided that, simultaneously with receipt of the Net Cash Proceeds arising from any such disposal for application in accordance with Clause 7.4.1, the Agent acting on behalf of the Lenders shall release the Guarantee of the relevant subsidiary;

          (i) sales, transfers or other disposals of shares in a member of the Borrowing Group to EHE by one or more subsidiaries of EHE provided the only consideration for such sale, transfer or disposal is (x) an equity investment by EHE in such subsidiary otherwise permitted hereby, or (y) one or more promissory notes issued by EHE, and provided further that the following conditions precedent to such sale, transfer or disposal are satisfied:-

                    (A) the jurisdiction of incorporation or organisation of such member may not be England or Wales if, following such sale, transfer or disposal, more than one Sub-Group Holding Company would be incorporated or organised under the laws of England or Wales;

                    (B)  the Borrowers' Agent shall have delivered to the Agent
                    (x) a certificate substantially in the form of Schedule 7 demonstrating that, after giving effect to such sale, transfer or disposal on a pro forma basis, the Gearing Ratio for (x) the Borrowing Sub-Group of which such subsidiary is a member and (y) (i) the Borrowing Sub-Group to which such subsidiary is sold or transferred or (ii) any new Borrowing Sub-Group arising from such sale, transfer or disposition, as of the date of the relevant disposition in each case shall not be greater than 1.25:1.00, and (y) a copy of
                    Schedule 5 hereto, updated to show all changes (including on a pro forma basis the changes contemplated by such sale, transfer or disposition) in the information set out therein from the date of this Agreement;

                    (C) EHE shall have entered into a pledge agreement for such shares in form and substance satisfactory to the Agent, dated no later than the effective date of such sale, transfer or other disposal, with the Security Agent on behalf of the Lenders granting to the Security Agent in that capacity a first priority Security Interest in such shares, securing:-

                         (i) in the case of shares of members of the Borrowing Group that are members of the Initial CEAC Group, EHE's obligations as a Tranche A Borrower and as a Guarantor in respect of the Tranche B Facility in an amount, subject to Clause 3.4.2, up to the Security Reference Amount; and

                         (ii) in the case of shares of other members of the Borrowing Group, in an amount, subject to Clause 3.4.3, up to the CNTA Adjusted Share;

                    (D) the member of the Borrowing Group making such sale, transfer or disposal shall have entered into a pledge agreement for any promissory notes issued by EHE in connection therewith in form and substance satisfactory to the Agent, dated no later than the effective date of such sale, transfer or other disposal, with the Security Agent on behalf of the Lenders, granting to the Security Agent in that capacity a first priority Security Interest in such promissory notes, securing obligations under the Tranche A Facility and obligation in respect of the Tranche B Facility in an amount, subject to Clause 3.4.2, up to the Security Reference Amount;

                    (E) the Borrowers' Agent shall have delivered to the Agent legal opinions, in form and substance satisfactory to the Agent, addressed to the Agent and the Lenders from reputable French counsel acceptable to the Agent and reputable counsel acceptable to the Agent in each of the jurisdictions (x) in which the member of the Borrowing Group making such sale, transfer or disposal is incorporated or organised, and (y) in which the member of the Borrowing Group subject to such sale, transfer or disposal is incorporated or organised;

          (j) the contribution by EHE to EF, solely in exchange for the issuance to EHE of shares of equity capital of EF, of shares of equity capital of CEAC constituting 83% of the outstanding shares of CEAC on the date of such contribution;

          (k) disposals by (i) Tudor Holdings of all the outstanding equity shares of Sonnak and Pakkasakku to EHE for one or more promissory notes aggregating not more than USD 32,000,000 or its equivalent amount in other currencies, or a subscription by EHE to equity shares in Tudor Holdings otherwise permitted hereby, and (ii) Manos of all the outstanding equity shares of Tudor AB to EHE for the EHE Subsidiary Note; provided in the case of sub-clause (i)
                                        --------
               of this sub-clause (k) that:-

               (A) all outstanding shares of Tudor Holdings are pledged by Manos pursuant to the Security Document identified in sub-clause
               (xiv) of the definition thereof, such pledge to remain in effect until Tudor Holdings is liquidated as contemplated by sub-clause
               (C) below;

               (B) as from the Third Amendment Effective Date and for all periods thereafter until the completion of such liquidation, Tudor Holdings shall have no Financial Indebtedness;

               (C) Manos shall cause Tudor Holdings to be liquidated promptly after the Third Amendment Effective Date (and in any event before the lapse of nine months following the Third Amendment Effective
               Date); and

               (D)  the notes referred to in sub-clause (i) of this sub-clause
               (k) shall be transferred to Manos in connection with such liquidation, and within thirty days of such transfer Manos shall:-

                    (x) pledge such notes to the Security Agent on behalf of the Lenders, pursuant to documentation satisfactory to the Security Agent granting a perfected first priority Security Interest in such notes, to secure the maximum amount of obligations under the Finance Documents permitted under the Indentures and applicable law, and

                    (y) deliver to the Security Agent one or more opinions in form, substance and scope satisfactory to the Security Agent as to the perfection and priority of such Security Interest;

          (l) the sale by EHE of equity shares of the Parent (such shares having been contributed to EHE by the Parent in exchange for the issuance of shares by EHE) to CEAC in exchange for a promissory note issued on the Third Amendment Effective Date in the original principal amount of not more than FF 86,239,212.05 or its equivalent amount in other currencies, which promissory note is repaid in full and canceled on or about the Third Amendment Effective Date;

          (m) the sale by EHE of the shares of Pakkasaku and Snnak to Tudor AB and/or one or more subsidiaries of Tudor AB solely in exchange for additional equity shares in Tudor AB and/or the issuance by Tudor AB of one or more promissory notes to EHE, in which promissory notes the Security Agent is granted, on behalf of the Lenders, a first priority Security Interest in such notes securing an amount up to the Security Reference Amount pursuant to documentation satisfactory to the Security Agent;

          Except as permitted by sub-clause (c), (g), (i), (j), (k), (l) or (m) above, no disposal permitted hereunder will be made other than for a cash consideration payable on or before completion on terms that the purchaser thereof does not obtain title or possession to any asset the subject of such disposal prior to completion of such disposal and payment of the whole consideration therefor;
          provided that such consideration may take the form of promissory
          --------
          notes in an aggregate principal amount outstanding to the Borrowing Group at any one time of not more than FF 25,000,000.

13.2.9    Merger, Consolidation, Etc.
          ---------------------------

          It will not, and will procure that its subsidiaries do not, merge or consolidate with any other person (whether by winding-up, dissolution or other means) except that, subject to the proviso set out below,

          (a) two or more members of a Borrowing Sub-Group may consolidate or merge with one another,

          (b) two or more members of the Borrowing Group (other than EHE or EF) may consolidate with one another where such consolidation or merger is not described in the preceding clause (a) of this Clause 13.2.9, provided the Borrowers' Agent has provided to the
                              --------
               Agent a certificate substantially in the form of Schedule 7 demonstrating that, after giving effect to such consolidation or merger on a pro forma basis the Gearing Ratio for each of the Borrowing Sub-Groups (to the extent relevant) shall not be greater than 1.25:1.00, and

          (c)  EHE may merge into Exide Holdings Europe S.A. provided that
                                                             --------
               immediately prior to the effective time of such merger, Exide Holdings Europe S.A. shall have no material assets and no liabilities;

          in each case provided the Agent shall have received legal opinions in respect of the relevant merger or consolidation in form and substance reasonably satisfactory to it, which legal opinions shall, in any event, confirm that none of the material rights of any Finance Party or the material obligations and liabilities to any Finance Party of any of the companies in the Borrowing Group will, after such merger or consolidation, cease to be in full force and effect and that the person surviving or resulting from such merger or consolidation is bound under the Finance Documents after giving effect to such merger or consolidation to the

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

          same extent as the other person or persons party to such transaction were bound immediately prior thereto.

13.2.10   Negative Pledge
          ---------------

          It will not, and will procure that its subsidiaries will not, create or have outstanding any Security Interest on or over its respective assets, except for (i) with respect to all assets other than intercompany notes and shares of the capital stock of its subsidiaries, Permitted Security Interests and (ii) with respect to intercompany notes and shares of the capital stock of its subsidiaries, the Security Interests created in favour of the Security Agent pursuant to the terms of the Security Documents.

13.2.11   Indebtedness
          ------------

          Each of the Lead Borrowers, other than EHE, will not, and will procure that i ts subsidiaries will not, incur or permit to exist any Financial Indebtedness other than Permitted Indebtedness. EHE will not incur or permit to exist any Financial Indebtedness, other than Financial Indebtedness under the Finance Documents, EHE Post-Closing Indebtedness, Financial Indebtedness under Interest Rate Agreements meeting the requirements of Clause 13.2.21, Financial Indebtedness of EHE to the Parent which is both (i) incurred by EHE solely to purchase equity shares in the Parent, which shares are sold by EHE to CEAC as contemplated by sub-clause (l) of Clause 13.2.8, and (ii) contributed, on or about the Third Amendment Effective Date, by the Parent to EHE in exchange for the issuance of equity securities of EHE, Financial Indebtedness of EHE to its subsidiaries complying with the terms of Clause 13.2.8(i) and incurred solely to purchase from such subsidiaries 100% of the equity shares, owned beneficially by the Borrowing Group, of other existing members of the Borrowing Group, and Financial Indebtedness of EHE to Tudor Holdings or Manos described in Clause 13.2.8(k).

13.2.12   Loans, Etc.
          -----------

          It will not, and will procure that its subsidiaries will not, make any loans or grant any credit to any person or make any other similar arrangement other than (i) loans to directors or employees which, together with all such loans made by other members of the Borrowing Group, do not exceed a maximum aggregate amount of FF 20,000,000 or the Equivalent Amount outstanding at any time for the entire Borrowing Group, (ii) trade credit granted in the ordinary course of its trading business, (iii) loans of proceeds of Cash Advances to the extent permitted by Clause 2.2, (iv) loans to all material terms of which the Agent (acting upon the instructions of the Majority Lenders) has consented, (v) loans to governmental agencies and instrumentalities required under applicable law, (vi) so long as any Exide Notes remain outstanding and without prejudice to any other provision in this Agreement (including without limitation Clauses 13.5(e) and 14.1.19(b)(i)), loans or credits granted by a member of the Borrowing Group to the Parent or any of its Restricted Subsidiaries (as defined in each of the Indentures), (vii) loans or credits granted by one member of a Borrowing Sub-Group to another member of a Borrowing Sub-Group and (viii) loans or credits granted by one member of the Borrowing Group to another member of the Borrowing Group, other than as permitted by clause (vii) hereof, provided that,
                                               --------
          after giving effect to such loan or credit on a pro forma basis, the Gearing Ratio for each Borrowing Sub-Group (to the extent relevant) shall not be greater than 1.25:1.00.

13.2.13   Acquisitions of Subsidiaries or Businesses
          ------------------------------------------

          It will not, and will procure that its subsidiaries will not, acquire
          (i) any subsidiary which is not a Lead Borrower or a subsidiary of a Lead Borrower as at the date of this Agreement, (ii) any shares of any member of the Borrowing Group from any person that is not a member of the Borrowing Group, or (iii) any business, or enter into any agreement under which it may be or become bound to acquire any such subsidiary, shares or business other than the acquisition of any subsidiaries, shares or businesses:

          (i)    described in Clause 13.2.8(g); or

         (ii) in respect of which both the aggregate consideration (paid and payable by the persons in the Borrowing Group) in any calendar year may not exceed FF 40,000,000 or the Equivalent Amount in any one calendar year or 3% of the Net Worth of the Borrowing Group determined as of the last day of the Accounting Reference Period immediately preceding the date of an acquisition for all such acquisitions following the date of this Agreement, and the
                                                                         ---
                 aggregate gross liabilities of such subsidiaries or businesses shall in no case exceed twice the aggregate consideration (paid and payable by persons in the Borrowing Group) to acquire such subsidiary or business; provided that nothing in this Clause
                 13.2.13 shall permit the acquisition by any member of the Borrowing Group other than EHE of any shares of or other equity interests in EHE; or

          (iii) described in sub-clause (xiii) of the definition of "Permitted Investment" herein.



13.2.14   Capital Expenditures
          --------------------

          (a) The Borrowers shall procure that the Capital Expenditures (determined in accordance with EHE Approved Accounting Principles) of the Borrowing Group in each Accounting Reference Period ending after the date of this Agreement not exceed the amount set forth in respect thereof in the Business Plan; provided that for any Accounting Reference Period of less than twelve months, the permitted amount of Capital Expenditures shall be pro-rated accordingly.

          (b) Without prejudice to the other terms of this Agreement, upon each disposal of a business or company (or a material part of either), the amount specified in Clause 13.2.14(a) shall be automatically reduced by the amount (if any) reasonably determined by the Agent to be attributable to that business, company or part thereof.

          (c) Notwithstanding the foregoing, to the extent that the actual Capital Expenditures (as so calculated) during any Accounting Reference Period are less than the amount set forth for such Accounting Reference Period above, 100% of such unused amount shall be added to the amount of permitted Capital Expenditures in the immediately succeeding year subject to no Event of Default having occurred and being continuing at the time of a proposed usage of all or any part of such unused amount in such succeeding year.

13.2.15   Supply Agreements
          -----------------

          CEAC will, and will procure that each of its subsidiaries will, at their own cost and expense take all reasonable steps to preserve and enforce available rights and remedies in respect of the Supply Agreements or any breach thereof, maintain in full force and effect (subject to rights of termination exercisable by the other party or parties thereto not arising from the relevant Obligor's (or its subsidiaries') actions or omissions) and during their term comply with the terms of the Supply Agreements to which they are parties, in all material respects, and not agree to any waiver of any material term of or to any material amendment or variation of the terms of the Supply Agreements except, in each case, to the extent that the failure to perform or observe any of the undertakings set forth in this Clause
          13.2.15 is not reasonably likely to have a Material Adverse Effect.

13.2.16   Environmental Obligations
          -------------------------

          (a) It will, and will procure that each of its subsidiaries will, (i) comply with the terms of all Environmental Licenses applicable to it or any of its subsidiaries and with all Environmental Laws applicable to ownership or use of its Real Property now or hereafter owned or operated by it or any of its subsidiaries,
               (ii) promptly pay or cause to be paid all costs and expenses incurred in such compliance and (iii) keep or cause to be kept all such Real Property free and clear of any Security Interests imposed pursuant to such Environmental Laws for such period as such Real Property is owned or operated by it or any of its subsidiaries, except for such non-compliances, failures to pay or Security Interests which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

          (b) It will not, and will procure that each of its subsidiaries will not, generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Dangerous Substances on any Real Property now or hereafter owned or operated by it or any of its subsidiaries, or transport or permit the transportation of Dangerous Substances to or from any such Real Property except for Dangerous Substances used or stored at, or transported from, any such Real Properties in compliance with all applicable Environmental Laws and used in connection with the operation, use and maintenance of any such Real Property, except such non-compliances as would not reasonably be expected to have a Material Adverse Effect.

          (c) At the written request of any Agent or the Majority Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, it will provide, at the Borrowers' sole cost and expense, an environmental site assessment report and compliance audit concerning any Real Property, prepared by an environmental consulting firm approved by the Agent addressing the matters in sub-clause (i), (ii) or
               (iii) below of this Clause 13.2.16(c) which gives rise to such request and estimating the range of the potential costs of any removal, remedial or other corrective action in connection with any such matter, provided that in no event shall such request be made unless (i) an Event of Default has occurred and is continuing, (ii) the Lenders receive notice under Clauses 13.2.16(d) or 13.2.16(e) for any event for which notice is required to be delivered for any such Real Property or (iii) the Agent or the Majority Lenders reasonably believe that there was a breach of any representation, warranty or covenant contained in Clause 12.17, 13.2.16(a) or 13.2.16(b). If the Borrowers fail to provide the same within ninety (90) days after such request was made, the Agent may order the same, and the Obligors shall grant and hereby grant to each of the Agent and the Lenders and their agents access to such Real Property and specifically grant the Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment all at the expense of the Borrowers.

          (d) Promptly upon, and in any event within five Business Days after, an officer or director of a member of the Borrowing Group obtaining knowledge thereof, written notice of any of the following matters (including all reasonably related claims or liabilities) which could reasonably be expected to result in a remedial cost to the Borrowing Group in excess of FF 25,000,000 shall be delivered to the Lenders:-

               (i) any pending or threatened Environmental Claim against any member of the Borrowing Group (including any such claim arising out of the ownership or operation by a member, or any predecessor-in-interest thereto, of the Borrowing Group of any Real Property then no longer owned by a member of the Borrowing Group) or any Real Property then owned or operated by a member of the Borrowing Group and any pending or threatened suspension, revocation or material modification of any Environmental Licence applicable to a member of the Borrowing Group (including any threatened closure or shutdown of all or any part of a facility owned or operated by any member of the Borrowing Group);

               (ii) any condition or occurrence on or arising from any Real
                    Property owned or operated by a member of the Borrowing Group that (x) results in material noncompliance by a member of the Borrowing Group with any applicable Environmental Law or (y) could reasonably be expected to form the basis of an Environmental Claim against a member, or any predecessor-in-interest thereto, of the Borrowing Group (including any such claim arising out of the ownership or operation by a member of the Borrowing Group of any Real Property then no longer owned by a member of the Borrowing Group) or any Real Property then owned by a member of the Borrowing Group;

               (iii) any condition or occurrence on any Real Property owned or operated by a member of the Borrowing Group that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by a member of the Borrowing Group of such Real Property under any Environmental Law;

               (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Dangerous Substances on any Real Property owned or operated by a member, or any predecessor-in-interest thereto, of the Borrowing Group as required by any Environmental Law or any governmental or other administrative agency; and

               (v) any change or addition to any applicable Environmental Law the effect of which change or addition is reasonably likely to have a Material Adverse Effect.

               All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the relevant member of the Borrowing Group's response thereto. In addition, the Borrower's Agent will provide the Lenders with copies of such detailed reports of any Environmental Claim as may reasonably be requested by the Majority Lenders. In addition, promptly upon receiving written notice of the entry of any Real Property (or any property with respect to which it or any of its subsidiaries has liability or potential liability) on any register or database maintained by any Governmental Authority or like authority for those properties deemed contaminated with Dangerous Substances including, without limitation, a "black spots" list, inform the Agent of the entry where the entry has or is reasonably likely to have a Material Adverse Effect.

     (e) It will, and will procure that each of its subsidiaries will, undertake a suitable site assessment of the Environmental status of any material real property (or any material interest therein) or any company in which it intends or they intend to acquire a majority interest (which assessments shall include, but not be limited to, a written environmental site assessment prepared by a reputable environmental consultant for real property or interests therein acquired or held by any company to be acquired), provided it is so permitted by the then owner of such real property, and will notify the Agent of the results of such assessment.

13.2.17   Intellectual Property
          ---------------------

          It will, and will procure that each of its subsidiaries will, to the extent reasonably practicable in carrying on their respective businesses:-

          (a) observe and comply with all material obligations and laws to which it in its capacity as registered proprietor, beneficial owner, user, licensor or licensee of the Relevant Intellectual Property or any part thereof is subject, except to the extent that the failure to observe and comply with such obligations and laws does not and is not reasonably likely to have a Material Adverse Effect;

          (b) do all acts as are reasonably practicable to maintain, protect and safeguard the Relevant Intellectual Property and not discontinue the use of any of the Relevant Intellectual Property nor allow it to be used in such a way that it is put at risk by becoming generic or by being identified as disreputable in any material way, except to the extent that the failure to do such acts does not and is not reasonably likely have a Material Adverse Effect;

          (c) duly register in such register(s) or with such authorities as may be available for the purpose and in such name(s) as may be required by the law and practice of the place of registration such of the Relevant Intellectual Property and all assignments, licences and mortgages thereof as may be capable of registration in such place(s), except to the extent that the failure to so register any thereof does not and is not reasonably likely to have a Material Adverse Effect;

          (d) pay all fees necessary to maintain, protect and safeguard the Relevant Intellectual Property and the registrations required to be made under Clause 13.2.17(c) before the latest time provided for payment thereof, except to the extent that the failure to make any such payments does not and is not reasonably likely to have a Material Adverse Effect;

          (e) take all such reasonable steps, including the commencement of legal proceedings, as may be necessary to safeguard and maintain the validity, reputation, integrity, registration or subsistence of the Relevant Intellectual Property, except to the extent that the failure to take such steps does not and is not reasonably likely to have a Material Adverse Effect;

          (f) not change the specification referred to in any registration of any Relevant Intellectual Property or permit any disclaimer, condition, restriction, memorandum or other thing to be entered on the registration of any of the trade marks comprised within the Relevant Intellectual Property the effect of which will be to affect the value of such trade marks, except to the extent that such changes and entries do not and are not reasonably likely to have a Material Adverse Effect;

          (g) not assign, sever, dispose of or otherwise part with control of the Relevant Intellectual Property, create or permit to subsist any Security Interest therein or grant any licence to any person to use the same in any manner which will affect the value of such Relevant Intellectual Property, except to such extent as does not and is not reasonably likely to have a Material Adverse Effect;

          (h) maintain comprehensive, detailed and up-to-date records of all Relevant Intellectual Property (including details of agents engaged in relation to registrations thereof); and

          (i) as and when reasonably requested by the Agent, promptly provide the Agent with a copy of the record described in Clause 13.2.17(h) and/or a written summary of all Relevant Intellectual Property created or acquired since the date of this Agreement or the date of the last notification, as the Agent may request.

13.2.18   Investments; limitation on cash and cash equivalent holdings by
          ---------------------------------------------------------------
          subsidiaries
          ------------

          It will not, and will procure that its subsidiaries will not, own any interest in any share, equity related investment or investment security other than Permitted Investments.


13.2.19   No Subordination
          ----------------

          It will not, and will procure that its subsidiaries will not, permit any Financial Indebtedness or other obligation owed by it to another member of the Borrowing Group, or to it by another member of the Borrowing Group, to be contractually subordinated to any other obligations.


13.2.20   Additional Guarantors
          ---------------------

          It will procure that:-

          (a) on or before the later of (x) the 90th day after the date of this Agreement and the (y) 60th day after the Initial Drawdown Date, Centra S.A., a Polish company, executes and delivers to the Agent a Deed of Accession, each of the documents described in Clauses 4.1.1(a) and (d) relevant to it and such other documents as the Agent may reasonably request in order that such company may accede as a Guarantor to this Agreement and be under all of the liabilities and obligations expressed to be assumed by it under such Deed of Accession and this Agreement on such date;

          (b) on or before 31st January, 1996, Industria Composizioni Stampate S.P.A., an Italian company, executes and delivers to the Agent a Deed of Accession and each of the documents described in Clauses 4.1.1(a) and (d) relevant to it in order that such company may accede as a Guarantor to this Agreement and be under all of the liabilities and obligations expressed to be assumed by it under such Deed of Accession and this Agreement on such date;

          (c) on or before the 30th day after the first date on which the Borrowing Group's percentage equity ownership of Sonnenschein exceeds 75%, Sonnenschein executes and delivers to the Agent a Deed of Accession and each of the documents described in Clauses 4.1.1(a) and (d) relevant to it in order that Sonnenschein may accede as a Guarantor to this Agreement and be under all of the liabilities and obligations expressed to be assumed by it under such Deed of Accession and this Agreement on such date;

          (d) on or before the 15th day after the date on which Hagen A.G., a German company, is converted from an Aktiengesellschaft to a Gesellschaft mit beschrankter Haftung, Hagen A.G. executes and delivers to the Agent a Deed of Accession and each of the documents described in Clauses 4.1.1(a) and (d) relevant to it in order that Hagen A.G. may accede as a Guarantor to this Agreement and be under all of the liabilities and obligations expressed to be assumed by it under such Deed of Accession and this Agreement on such date; and

          (e) each of its subsidiaries which either after the date of this Agreement becomes a Material Subsidiary (an "Existing Material
                                                            -----------------
               Subsidiary") or is a person to be acquired pursuant to Clause
               ----------
               13.2.13 which would be a Material Subsidiary after giving effect to such acquisition (an "Acquired Material Subsidiary") executes
                                        ----------------------------
               and delivers, except to the extent that (i) such execution and delivery is prohibited by law or (ii) it would, in the reasonable opinion of the Agent, create an unreasonable risk of liability for the directors of such Material Subsidiary after taking into account the costs of the contingent liability to the Material Subsidiary attributable to the guaranteeing of obligations under the Finance Documents versus the benefits to be derived therefrom by such Material Subsidiary, in the case of an Existing Material Subsidiary, within 90 days of availability to the Borrower's Agent of information demonstrating that such subsidiary has become a Material Subsidiary and, in the case of an Acquired Material Subsidiary, substantially contemporaneously with the consummation of its acquisition (and in any event within 30 days thereafter), to the Agent a Deed of Accession, the documents described in Clauses 4.1.1(a) and (d) relevant to it and such other documents as the Agent may reasonably request.

13.2.21   Interest Rate Protection.
          -------------------------

          At all times during the three year period after the date which is 90 days after the date of this Agreement the Lead Borrowers shall maintain in effect one or more Interest Rate Agreements with respect to the Loans, in an aggregate notional principal amount of not less than 40% and not more than 50% of the Commitments which Interest Rate Agreements shall have the effect of establishing maximum interest rates for the respective relevant currencies reasonably acceptable to the Agent with respect to such notional principal amount, each such Interest Rate Agreement to be in form and substance satisfactory to the Agent.

13.3      Information and Accounting Undertakings
          ---------------------------------------

13.3.1    Events of Default
          -----------------

          The Borrowers' Agent will notify the Agent, and each Borrower will notify the Borrowers' Agent, of the occurrence of any Event of Default or Potential Event of Default immediately upon becoming aware of it and will from time to time on request deliver to the Agent a certificate confirming that no Event of Default or Potential Event of Default has occurred or setting out details of any Event of Default or Potential Event of Default and the action taken or proposed to be taken to remedy it.

13.3.2    Books of Account
          ----------------

          It will, and will procure that each of its respective subsidiaries will, keep proper books of account and will prepare management accounts in the usual form and will permit the Agent or any authorised representative of the Agent upon reasonable notice to visit them and inspect the same at the place where they are maintained and to interview such officers and employees of the Borrowing Group as the Agent may reasonably require, provided that such visits and interviews may not occur more frequently than once a year unless an Event of Default has occurred.

13.3.3    Appointment of Auditors
          -----------------------

          Each of the Lead Borrowers will not at any time appoint or continue to employ any auditors other than the Auditors or other auditors of international repute approved by the Agent, provided that nothing in
                                                      --------
          this Clause 13.3.3 shall limit or otherwise affect the appointment of statutory auditors.

13.3.4    Financial Statements and Operating Budget
          -----------------------------------------

          The Borrowers' Agent will deliver to the Agent in form and substance acceptable to the Agent for distribution to the Lenders sufficient copies for each of the Lenders of the following:-

          (a) as soon as available and in any event within 120 days after the end of each Accounting Reference Period, the consolidated financial statements of the Borrowing Group and each Borrowing Sub-Group, audited (in the case of the Borrowing Group only) by the Auditors as at the end of and for that financial year;

          (b) as soon as available and in any event within 45 days after the end of each Accounting Quarter (commencing on or after the initial Drawdown Date), the unaudited consolidated financial statements of the Borrowing Group and each Borrowing Sub-Group, setting out separately the accounts of each Borrower (and any other member of the Borrowing Group as reasonably requested by the Agent) and the relevant consolidating adjustments as at the end of, and for, the relevant Accounting Quarter;

          (c) as soon as available and in any event, in the case of all fiscal months of each Sub-Group Holding Company other than the months of April and

               July, within 30 days after the end of each such fiscal month and in the case of the fiscal months of April and July of each Sub-Group Holding Company, within 60 days after the end of each such fiscal month, the consolidated monthly management accounts of each Borrowing Sub-Group as at the end of such month;

          (d) not less than 60 days after the beginning of each successive Accounting Reference Period, the Operating Budget applicable to such Accounting Reference Period;

          (e) within 30 days after the end of each fiscal month of each Sub-Group Holding Company in respect of each Sub-Group Holding Company either (i) a certificate in the form of Schedule 7 demonstrating that, after giving effect on a pro forma basis to each transaction permitted under sub-clause (ix) (b) of the definition of "Permitted Investment", Clause 13.2.8 (g), Clause
               13.2.8 (i), Clause 13.2.9 (b) or Clause 13.2.12(viii) which has occurred, the Gearing Ratio for each of the Borrowing Sub-Groups as of the last day of the most recently ended Accounting Quarter is not greater than 1.25:1.00 or (ii) a certificate stating that no transaction permitted under sub-clause (ix) (b) of the definition of "Permitted Investment", Clause 13.2.8 (g), Clause
               13.2.8 (i), Clause 13.2.9 (b) or Clause 13.2.12(viii) has
               occurred during the prior fiscal month; and

          (f) as soon as available and in any event by December 31, 1995, the consolidated financial statements of the Euro Exide Group for the period ended March 31, 1995 audited by the Auditors as at the end of and for that financial year;

          the financial statements provided pursuant to Sub-clauses 13.3.4(a),
          (b), (c) and (f) to include, without limitation, in respect of each Accounting Quarter or Accounting Reference Period, as the case may be, a statement of consolidated profit and loss, a consolidated balance sheet, a consolidated cash flow statement, together with a comparison of all such information with the information, if any such consolidated information is available, for the corresponding period in the preceding financial year (or part thereof following the date hereof), and the financial statements provided pursuant to Sub-clauses 13.3.4
          (a), (b), (c) and (f) to include a comparison with the relevant projections, estimates or forecasts in the relevant Operating Budget. In the event that any financial information is provided under this Clause 13.3.4 in respect of a period, or as at a date, prior to the transfer by the Parent of the shares of capital stock of Euro Exide to EHE or the transfer by CEAC of the shares of capital stock of CMP Batteries Limited, an English company to EHE, then, in each case, such financial information shall be provided on a pro forma basis after giving effect to such transfer.


13.3.5    Financial Covenant and Other Compliance Certificates
          ----------------------------------------------------

          Each of the financial statements delivered under Sub-clauses 13.3.4(a), (b) and (f) shall be accompanied by a certificate signed by the chief executive officer with responsibility for finance of the Borrowers' Agent and (in the case of financial statements delivered pursuant to Sub-clauses 13.3.4(a) and (f)) approved by a corporate meeting of the respective Boards of Directors of EHE, or the relevant Sub-Group Holding Company (as applicable) certifying whether or not the Borrowing Group is in compliance with each of the covenants contained in Clause 13.4 and whether or not any event set out in Clause 14.1.20 has taken place (such certificate to contain detailed calculations reasonably acceptable to the Agent demonstrating such determination), confirming that at the date of such financial statement no Event of Default or Potential Event of Default had occurred, or if one has occurred, a description thereof and the action taken or proposed to be taken to remedy it and, in the case of the annual financial statements, (i) listing each Material Subsidiary as at the date of such annual financial statements, and (ii) accompanied by a certificate from the Auditors (in such form and with such content as the Agent may reasonably require) demonstrating whether or not the Borrowers are in compliance with the covenants contained in Clause
          13.4 and whether or not any event set out in Clause 14.1.20 has taken place.

13.3.6    Accounting Reference Period/Accounting Quarter
          ----------------------------------------------

          No alteration may be made to its Accounting Reference Period or Accounting Quarters without the prior written consent of the Agent (which consent shall not be unreasonably withheld), other than a once-only change required to conform such Accounting Reference Period and Accounting Quarter to the financial year of the Parent, to the extent not so conformed prior to the date of this Agreement. The Agent may require such changes in the financial covenants contained in this Agreement as will fairly reflect any such change.

13.3.7    Auditors' Investigations
          ------------------------

          The Borrowers' Agent will, if so required by the Agent acting on the instructions of the Majority Lenders (who believe reasonably and in good faith that either (i) any financial statements or calculations provided by the Borrowers' Agent are inaccurate or incomplete in any material respect or (ii) the financial performance of the Borrowing Group is reasonably likely to give rise (or has given rise) to a breach of one or more of the financial covenants in Clause 13.4), at the reasonable expense of the Borrowers, instruct the Auditors or other firm of accountants selected by the Agent to discuss the financial position of the Borrowing Group with the Borrowers and/or to carry out an investigation into the affairs of the Borrowing Group and/or the financial performance of the Borrowing Group and/or the accounting and other reporting procedures and standards of the Borrowing Group. Such investigation may include an independent valuation of Inventory and Receivables. The Auditors or other accountants shall be instructed to disclose to the Agent and the Lenders (and provide it and the Lenders with copies of) such information as the Agent may reasonably request regarding the financial condition and operations of the Borrowers and any other member of the Borrowing Group. The Borrowers shall not be obliged to pay for any such exercise more than once in any Accounting Reference Period unless a previous exercise demonstrated that the financial information provided by the Borrowers' Agent pursuant to this Agreement was materially incorrect, in which case the Borrowers shall be liable for the costs of a subsequent exercise such as are necessary to ensure that appropriate action has been taken to rectify the problems identified.

13.3.8    Other Information
          -----------------

          The Borrowers' Agent will promptly deliver to the Agent for distribution to the Lenders:-

          (a) details of any litigation, arbitration or administrative proceedings which could reasonably be expected to give rise to a Material Adverse Effect;

          (b) at the same time as sent to any of its financial creditors, any other material document or information sent to such creditors;

          (c) such other information relating to its financial condition or operations (including sales and details in relation to its debtors), or those of any other member of the Borrowing Group, as the Agent (or any other Lender through the Agent) may from time to time reasonably request; and

          (d) details of any occurrence or circumstance which will materially adversely affect the ability of any Obligor to perform any of its payment obligations under any of the Finance Documents.

13.3.9    Other Investigations
          --------------------

          It will, and will procure that its subsidiaries will, permit the Agent and such person or persons as the Agent shall nominate at all reasonable times during normal business hours and on not less than 24 hours' written notice to enter into and upon the principal premises from which the relevant Borrower's or subsidiary's business is being conducted to view the state and condition of such premises.


13.3.10   Approved Accounting Principles
          ------------------------------

          All audited financial statements or accounts of the Borrowing Group delivered or to be delivered to the Agent under this Agreement shall be prepared in accordance with the relevant Approved Accounting Principles. If (i) as a result of a change in law or other change in Approved Accounting Principles such statements or accounts are required to be prepared on a different basis, or (ii) any change in Approved Accounting Principles would result in any material change in the manner in which any item relevant to the covenants in Clause 13.4 (Financial Covenants) or the events described in Clause 14.1.20 is accounted for or reported by the Borrowing Group, or (iii) any member of the Borrowing Group shall propose to change its Approved Accounting Principles from those specified in the definitions herein:-

          (a) the Borrowers' Agent shall promptly so advise the Agent, and shall deliver to the Agent (with sufficient copies for the Lenders) the Operating Budget for the then current Accounting Reference Period and the financial statements required to be delivered under Clauses 13.3.4(a) and (b) during the prior twelve month period, in each case, giving effect to the relevant changes;

          (b) on request of the Agent (which request shall be deemed made in the case of a proposal to change any of the Approved Accounting Principles from those specified in the definitions herein), the Borrowers' Agent and the

               Agent (on behalf of the Lenders) shall negotiate in good faith with a view to agreeing such amendments to Clauses 13.4 and
               14.1.20 and/or the definitions of any or all of the terms used therein as are necessary as a result of such change in law or in generally accepted accounting principles (or other change) to give the Lenders comparable protection to that contemplated at the date of this Agreement;

          (c) if amendments satisfactory to the Lenders are agreed by the Borrowers and the Agent in writing within 30 days of such notifications to the Agent, those amendments shall take effect in accordance with the terms of that agreement; and

          (d) if such amendments are not so agreed within 30 days, within 15 days after the end of that 30 day period, the Borrowers' Agent shall either:-

                    (i) deliver to the Agent, in reasonable detail and in a form satisfactory to the Agent, details of all such adjustments as need to be made to the relevant financial statements in order to bring them into line with Approved Accounting Principles or, as the case may be, to eliminate the effect of the relevant change; or

                    (ii) ensure that the relevant financial statements are
                         prepared in accordance with the relevant Approved Accounting Principles subject, as the case may be, to eliminating the effect of the relevant change.

13.3.11   Annual Meeting with Banks
          -------------------------

          At the request of the Agent, the Borrowers' Agent shall within 120 days after the close of each of its fiscal years hold a meeting at a time and place selected by the Borrowers' Agent and reasonably acceptable to the Agent, with all of the Lenders at which meeting shall be reviewed the financial results of the previous fiscal year, the financial condition of the Borrowing Group and the Operating Budget for the then current fiscal year of the Borrowing Group.

13.3.12   Environmental Report Updates
          ----------------------------

          The Borrowers' Agent shall within 60 days after the end of each Accounting Reference Period furnish the Agent and each Lender with an environmental audit report, satisfactory in form and scope to the Agent, from Pilko & Associates or other environmental consulting firms acceptable to the Agent, which updates, as of the end of each Accounting Reference Period, compliance and liability issues with respect to the sites owned or operated by members of the Borrowing Group.

13.3.13   Absence of Negative Pledges
          ---------------------------

          It will not, and will procure that none of its subsidiaries will, covenant for the benefit of any person other than the Lenders pursuant to the Finance Documents, to refrain from granting for the purpose of securing Financial Indebtedness, Security Interests on all or any portion of its or their assets or properties, except

          (i) in respect of assets subject to Permitted Security Interests in favour solely of the holder of the relevant Security Interest and (ii) any such covenants in existence on the date hereof pursuant to any of the Continuing Indebtedness provided that the principal amount of such
                                      --------
          Continuing Indebtedness shall not be increased after the date hereof.

13.4      Financial Covenants
          -------------------

13.4.1    It undertakes that:-

          (a)  Debt Service Cover Ratio
               ------------------------

                    In respect of any period specified below, the Debt Service Cover Ratio shall not be less than the ratio specified below for that period:

=======================================================
                   PERIOD                      MINIMUM
                                                RATIO
=======================================================
Date of this Agreement to 31st March, 1998    1.30:1.00
- -------------------------------------------------------
1st April, 1998 to 31st March, 1999           1.50:1.00
- -------------------------------------------------------
1st April, 1999 to 31st March 2000            2.20:1.00
- -------------------------------------------------------
1st April, 2000 and thereafter                2.60:1.00
=======================================================

          (b)  Expense Cover Ratio
               -------------------

                    In respect of any period specified below, the Expense Cover Ratio shall not be less than the ratio specified below for that period:

======================================================

                  PERIOD                      MINIMUM
                                               RATIO
======================================================
Date of this Agreement to 31st March 1998    1.50:1.00
- ------------------------------------------------------
1st April, 1998 to 31st March, 1999          2.00:1.00
- ------------------------------------------------------
1st April, 1999 and thereafter               2.50:1.00
======================================================

         Calculation
         -----------

         (a) The covenants contained in Clause 13.4.1 will be tested on a rolling aggregate basis for the immediately preceding four quarterly periods ending on the last day of the relevant Accounting Quarter, in each case by reference to the quarterly management accounts in respect of the first three Accounting Quarters of each Accounting Reference Period, delivered to the Agent pursuant to Clauses 13.3.4(b), for the relevant period, and by reference to the audited accounts required to be delivered to the Agent pursuant to Clause 13.3.4(a) in respect of the fourth Accounting Quarter of each Accounting Reference Period; provided that if when the audited accounts become available they
               --------
               either demonstrate that the figures in any relevant quarterly management accounts utilised for any such calculation cannot have been substantially accurate or indicate a material discrepancy which is prejudicial to the Finance Parties between the aggregate figures for the management accounts for the four relevant Accounting Quarters and the aggregate audited figures, then the Agent shall require such adjustment to the calculations made or to be made as it reasonably considers appropriate to rectify such inaccuracy or discrepancy, and compliance with the covenants in Clause 13.4.1 will be determined by reference to such adjusted figures.

          (b) In the case of any component calculated by reference to management accounts the relevant Approved Accounting Principles will be applied within the reasonable parameters which may be expected of management accounts not the subject of audit procedures.

13.5      Additional Undertakings of CEAC and its subsidiaries
          ----------------------------------------------------

          CEAC, and any Obligor that is a member of the Initial CEAC Group, undertakes that:-

          (a)  Restriction on Redemption and Acquisition of Own Shares
               -------------------------------------------------------

               It will not, and will procure that the other Borrowers that are in the Initial CEAC Group will not, directly or indirectly redeem, purchase, retire or otherwise acquire for consideration any shares, warrants or other equity or equity related securities issued by it or set apart any sum for any such purpose or otherwise reduce its capital without the consent of the Agent (acting on the instructions of the Majority Lenders).

          (b)  Blockage of Payments, Etc.
               --------------------------

               It is not, and will procure that none of the members of the Initial CEAC Group is, a party to any contractual or similar arrangement pursuant to which any such subsidiary is prohibited from making any loan, payment of dividends, distributions of income or other amounts, or transferring any properties or assets, to the relevant Borrower, or any condition or requirement is imposed on any such payment or transfer except, in the case of prohibitions on transfers of properties or assets, customary provisions restricting subletting or assignment of any lease governing a leasehold interest of it or one of its subsidiaries.

          (c)  Payments to its Members and Affiliates
               --------------------------------------

               It will not, and will procure that none of the members of the Initial CEAC Group will, make any payment to the Parent or any of the Parent's subsidiaries (other than members of the CEAC Group) by way of management fee, royalty fee or otherwise except in respect of services actually provided on commercial terms and such fee may only be paid if no Event of Default has occurred and is continuing; provided that CEAC and its subsidiaries may make payments to EHE pursuant to the Tax Integration Agreement in an amount equal to the Tax which the respective payor would have been required to pay to the French taxation authorities but for the existence of the Tax Integration Agreement.

          (d)  Restriction on Payment of Dividends, Etc.
               -----------------------------------------

               CEAC will not, and EHE will not permit CEAC to, declare or pay, directly or indirectly, any dividends or make any other distribution, or other amounts whether in cash or otherwise, on any ordinary shares of CEAC, or any other shares of CEAC or directly or indirectly redeem, purchase, retire or otherwise acquire any thereof; provided that so long as no Event of Default
                                    --------
               or Potential Event of Default then exists or would exist after giving effect thereto, CEAC may, and EHE may cause CEAC to, declare and pay dividends to CEAC's shareholders in an amount which, when aggregated with loans and credits outstanding pursuant to Clause 13.5(e)(vi), do not exceed 75% of the consolidated Net Income of the CEAC Group (determined in accordance with CEAC Approved Accounting Principles) for all Accounting Reference Periods ending after 18th May, 1995.

          (e)  Loans, Etc.
               -----------

               It will not, and will procure that its subsidiaries will not, make any loans or grant any credit to any person or make any other similar arrangement other than (i) loans to directors or employees which, together with all such loans made by other members of the Borrowing Group, do not exceed a maximum aggregate amount of FF 20,000,000 or the Equivalent Amount outstanding at any time for the entire Borrowing Group, (ii) trade credit granted in the ordinary course of its trading business, (iii) loans of proceeds of Cash Advances to the extent permitted by Clause 2.2, (iv) loans to all material terms of which the Agent (acting upon the instructions of the Majority Lenders) has consented, (v) loans to governmental agencies and instrumentalities required by the operation of applicable law,
               (vi) loans or credits granted by one member of the CEAC Group to another member of the CEAC Group, (vii) provided no Event of Default or Potential Event of Default then exists or would result therefrom, loans (net of any repayments thereof) by CEAC to the Parent or any of its subsidiaries (other than members of the CEAC Group) which, when aggregated with dividends paid in accordance with Clause 13.5(d), do not exceed 75% of the Net Income of the CEAC Group (determined in accordance with CEAC Approved Accounting Principles) for all Accounting Reference Periods ending after 18th May, 1995, and (viii) EHE Debt Service Loans.

          (f)  Sonnenschein Purchase
               ---------------------

               CEAC will use its reasonable efforts to consummate, or to procure that another member of the Borrowing Group consummates, the purchase of the equity shares of Sonnenschein outstanding on the date of this Agreement and not beneficially owned by members of the Borrowing Group within 270 days of the date of this Agreement or as soon as practicable thereafter and, prior to the date on which the Borrowing Group's percentage equity ownership of Sonnenschein exceeds 75%, it will not (i) transfer or otherwise dispose of shares of the capital stock of Sonnenschein, (ii) permit Sonnenschein to make any acquisition of shares or any acquisition of assets other than in the ordinary course of trading, or (iii) permit Sonnenschein to merge or consolidate with any other person (whether by winding-up, dissolution or other means).

13.6      Additional Undertakings of Tudor
          --------------------------------

          Tudor undertakes that:

          (a)  Redemption of Tudor Convertible Bonds.
               --------------------------------------

               From the Initial Drawdown Date, it will proceed with reasonable speed and diligence to redeem the Tudor Convertible Bonds held by Banesto subject to receipt of the approval of the Comision Nacional del Mercado de Valores, which it will take all reasonable steps to obtain.

          (b)  Conversion of Hagen A.G.
               ------------------------

               It will use its reasonable efforts to convert its subsidiary, Hagen A.G., a German company, from an Aktiengesellschaft to a Gesellschaft mit beschrankter Haftung, within 270 days of the date of this Agreement or as soon as practicable thereafter, and prior to the date of such conversion, it will not (i) transfer or otherwise dispose of any shares of the capital stock of Hagen A.G., (ii) permit Hagen A.G. to make any acquisition of shares or any acquisition of assets other than in the ordinary course of trading and (iii) permit Hagen A.G. to merge or consolidate with any other person (whether by winding-up, dissolution or other means).

          (c)  Guarantee of ICS
               ----------------

               Prior to the date on which Industria Composizioni Stampate S.P.A. accedes as a Guarantor, it will not (i) transfer or otherwise dispose of shares of the capital stock of Industria Composizioni Stampate S.P.A., (ii) permit Industria Composizioni Stampate S.P.A. to make any acquisition of shares or any acquisition of assets other than in the ordinary course of trading, or (iii) permit Industria Composizioni Stampate S.P.A. to merge or consolidate with any other person (whether by winding-up, dissolution or other means).

13.7      Additional Undertakings of EHE
          ------------------------------
          EHE undertakes that:

          (a)  Business
               --------

               It will not engage in any business or activity other than the ownership of the shares of capital stock of EF and any other Sub-Group Holding Company, and ownership of equity shares in the Parent to be used by EHE solely for the purposes described in Clause 13.2.11 and activities necessarily related thereto.

          (b)  Transfer of Euro Exide
               ----------------------

               It will, within 30 days of the date of this Agreement, cause Euro Exide to register the transfer of all of the issued and outstanding shares of capital stock of Euro Exide in the name of EHE.

          (c)  Ownership of EF
               ---------------

               It will at all times own beneficially and of record 100% of the outstanding shares of equity capital of EF other than Directors Qualifying Shares and

          (d)  Business of EF; no Permitted EF Financial Indebtedness
               ------------------------------------------------------

               It will procure that (i) EF will not engage in any business or activity other than the ownership of up to 100% of the issued shares of capital stock of CEAC contributed to EF by EHE and activities necessarily related thereto, and (ii) EF will incur no Financial Indebtedness other than Financial Indebtedness of EF solely as a Guarantor hereunder.

13.8      Additional Undertaking of CEAC and Euro Exide
          ---------------------------------------------

          Each of CEAC and Euro Exide undertake within that 30 days of the date of this Agreement, they will cause CMP Batteries Limited, an English company, to register the transfer of all of the issued and outstanding shares of capital stock of CMP Batteries Limited in the name of Euro Exide.

14.       EVENTS OF DEFAULT
          -----------------

14.1      List of Events
          --------------

          Each of the events set out in this Clause 14.1 constitutes an Event of Default whether or not the occurrence of the event concerned is outside the control of the Borrowers or any other person.

14.1.1    Payment Default
          ---------------

          Any Obligor fails to pay on the due date any amount payable by it under any of the Finance Documents at the place at and in the currency in which it is expressed to be payable but, without prejudice to Clause 27.1, such non-payment shall not constitute an Event of Default if it is a non-payment in respect of interest or fees and the relevant payment is received by the Agent within three Business Days of the due date for payment thereof.

 14.1.2   Breach of Other Obligations
          ---------------------------

          (a) A breach of any provision of Clause 13.4 (Financial Covenants) occurs;

          (b) any Borrower fails to comply with any of its obligations in Clause 13 (other than Clause 13.4) and, in any such case, if such failure is, in the reasonable opinion of the Agent, capable of remedy, it is not remedied within ten Business Days after the first of any Borrower becomes aware of such failure; or

          (c) any Obligor fails to comply with or perform any of its other obligations or undertakings under any of the Finance Documents and, if such failure is, in the reasonable opinion of the Agent, capable of remedy, it is not remedied within ten Business Days after the first of any Obligor becomes aware of such failure.

14.1.3    Misrepresentation
          -----------------

          Any representation, warranty or statement which is made by any Obligor in any of the Finance Documents or is contained in any certificate, statement or notice provided under or pursuant to any of the Finance Documents proves to be incorrect in any material respect when made (or deemed to be repeated) unless the circumstances giving rise to that default are, in the reasonable opinion of the Agent, remediable, and are remedied within ten Business Days of the first of any Obligor becoming aware of the same.

14.1.4    Invalidity, Unlawfulness, Etc.
          -----------------------------

          (a) Any provision of any Finance Document is, or becomes, materially invalid or unenforceable for any reason (except by reason of the unavailability of specific performance or other equitable remedy) or shall be repudiated or the validity or enforceability of any provision of any Finance Document shall at any time be contested by any Obligor party thereto, or any Obligor shall deny the existence of any liability or obligation on its part thereunder.

          (b) At any time it is or becomes unlawful under the laws of any applicable jurisdiction for any Obligor (other than a Non-Material Subsidiary) to perform any of its material obligations under any Finance Document.

          (c) At any time any act, condition or thing required to be done, fulfilled or performed in order (i) to enable any Obligor lawfully to enter into, exercise its rights under and perform the material obligations expressed to be assumed by it in any of the Finance Documents, (ii) to ensure that the material obligations expressed to be assumed by any Obligor in any Finance Document are legal, valid and binding or (iii) to make each Finance Document admissible in evidence in France (other than the payment of any stamp tax described in the opinion delivered by Messrs. Gide Loyrette Nouel and accepted by the Agent pursuant to Clause 4.1.1(d)) and the jurisdiction or jurisdictions in which any Obligor is organised or incorporated (in each case, only to the extent the relevant

               Obligor is a party thereto), is not done, fulfilled or performed, and if the relevant matter is, in the reasonable opinion of the Agent, capable of remedy, it is not remedied within fourteen Business Days after the first of any Obligor becomes aware of such matter.

14.1.5    Insolvency
          ----------

          Subject to Clause 14.2, any member of the Borrowing Group (other than a Non-Material Subsidiary and B.I.G. France SARL, a French societe a responsabilite limitee) is declared insolvent (including any suspension de pagos or quiebra) or is unable, or admits in writing its inability, to pay its debts as they fall due or stops or threatens to stop payment of its debts generally or becomes insolvent within the terms of any applicable law.

14.1.6    Receivership and Administration
          -------------------------------

          Subject to Clause 14.2,

          (a) an application is made for the appointment of an administrator (as such term is used in the Insolvency Act 1986) or similar official (including a sindico, interventor or administrador judicial) in relation to any member of the Borrowing Group (other than a Non-Material Subsidiary) or a resolution is passed by the directors or shareholders of the Parent or any such member for such an application to be made;

          (b) a liquidator, trustee, administrative or other receiver, manager (being a person acting on behalf of all or any creditors) or similar officer (including a sindico, interventor or administrador judicial) is appointed in respect of (or takes possession of) any member of the Borrowing Group (other than a Non-Material Subsidiary) or in respect of (or takes possession
               of) all or any part of its assets; or

          (c) any distress, execution, attachment (other than an attachment or arrestment to found jurisdiction) or other process affects any asset of any member of the Borrowing Group (other than a Non-Material Subsidiary), except where such member is, in good faith, reasonably contesting such distress, execution, attachment or other process by proceedings diligently pursued and such distress, execution, attachment or other process is discharged or stayed within 30 days.

14.1.7    Compositions and Arrangements
          -----------------------------

          Subject to Clause 14.2, a moratorium or suspension of payments (including suspension de pagos) in respect of all or any classes of debts of any member of the Borrowing Group (other than a Non-Material Subsidiary) or a composition or an arrangement with creditors generally of any such member or any other arrangement whereby its affairs are submitted to the control of its creditors is applied for, ordered or declared.

14.1.8    Winding-up or Similar
          ---------------------

          Subject to Clause 14.2, any order is made or resolution passed or any legal proceedings are consented to by any member of the Borrowing Group (other than a Non-Material Subsidiary) or otherwise commenced for the suspension of payments generally (including a suspension de pagos) or dissolution, termination of existence, liquidation, winding-up or bankruptcy (including quiebra) of such member.

14.1.9    Protection from Creditors
          -------------------------

          Subject to Clause 14.2, any order is made or resolution is passed or other action is taken by or with respect to any member of the Borrowing Group (other than a Non-Material Subsidiary) for protection from creditors of such member.

14.1.10   Similar Events Elsewhere
          ------------------------

          Subject to Clause 14.2, there occurs in relation to any member of the Borrowing Group (other than a Non-Material Subsidiary) or any of their respective assets, in any country or territory in which that member is organised or carries on business or to the jurisdiction of whose courts it or any of its assets are subject, any event which corresponds in that country or territory with any of those mentioned in Clauses 14.1.5 to 14.1.9 (inclusive) (including, without limitation, the filing of any petition or the commencement of any proceedings under any United States federal or state bankruptcy, insolvency, reorganisation or other similar law), or such member or its assets otherwise become subject, in any such country or territory, to any law relating to insolvency, bankruptcy or liquidation.

14.1.11   Cessation of Business
          ---------------------

          Subject to Clause 14.2, any member of the Borrowing Group (other than a Non-Material Subsidiary) ceases, or threatens to cease, to carry on all or a substantial part of its business, other than in connection with a transfer by such member of all or substantially all of its assets in accordance with Clause 13.2.8(g).

14.1.12   Compulsory Acquisition
          ----------------------

          All or any part of the property or assets of any member of the Borrowing Group (other than a Non-Material Subsidiary) is compulsorily acquired by, or by the order of, any central or local governmental authority and such acquisition results in a Material Adverse Effect.

14.1.13   Security Interests
          ------------------

          Any Security Interest securing obligations or liabilities in excess of FF 10,000,000 or the Equivalent Amount affecting the business, undertaking or any of the assets of any member of the Borrowing Group becomes enforceable (other than by the exercise of a lien arising solely by operation of law in the ordinary course of trading where the indebtedness in respect of which that lien is being exercised (i) has been due for less than seven days or (ii) is being contested in good faith by appropriate means) whether or not steps are taken to enforce the same.

14.1.14   Cross Default
          -------------

          (a) Any other Financial Indebtedness in excess of FF 20,000,000 or the Equivalent Amount of any member of the Borrowing Group:-

                    (i) is not paid when due or within any applicable grace period in any agreement relating to that Financial Indebtedness; or

                    (ii) becomes due and payable (or presently capable of being declared due and payable) before its normal maturity or is placed upon demand before it is due (or any commitment for any such indebtedness is cancelled or suspended) by reason of a default or event of default, however described, or by reason of any other contractual provision requiring prepayment.

          (b) Any amount due under a WCP Facility becomes due and payable (or presently capable of being declared due and payable) before its normal maturity or is placed on demand before its time (or any WCP Commitment for any WCP Facility is cancelled or suspended) by reason of a default, however described, relating thereto.

14.1.15   Auditors' Qualification
          -----------------------

          The Auditors qualify their report on the audited consolidated financial statements of the Borrowing Group or any Borrowing Sub-Group in any way whatsoever, other than those of the type previously reported in any audited annual financial statements delivered to the Lenders prior to the date of this Agreement and in connection herewith.

14.1.16   Material Adverse Effect
          -----------------------

          An event or circumstance occurs or exists which has, or is reasonably likely to have, a Material Adverse Effect.

14.1.17   Litigation
          ----------

          Except as specifically set forth in Schedule 14.1.17, any litigation, arbitration or administrative proceedings are current or pending at the date of this Agreement or are commenced after that date against any member of the Borrowing Group which have, or are reasonably likely to have, a Material Adverse Effect.

14.1.18   Environmental Defaults
          ----------------------

          (a) Any member of the Borrowing Group does not comply with any Environmental Law or Environmental Licence or becomes subject to any liability or potential liability in respect of Dangerous Substances and that non-compliance or liability or potential liability is reasonably likely to have a Material Adverse Effect;

          (b) If any entry on any register maintained by any government or like authority for those properties deemed contaminated with Dangerous Substances, including, without limitation, a "black spots" list, is made in respect of any property owned by any member of the Borrowing Group (or with respect to which property any member of the Borrowing Group has any liability or potential liability) and as a result of such registration there is a fall in the value of the property in question which is reasonably likely to have a Material Adverse Effect;

          (c) any change in applicable Environmental Law results in the imposition of any liability on any Finance Party in relation to any Environmental Event which liability is reasonably likely to have a Material Adverse Effect; or

          (d) any change in applicable law causes the rights of any person in relation to any Environmental Claim against any member of the Borrowing Group to rank ahead of the rights of any Finance Party against it in a manner which has a Material Adverse Effect.


14.1.19   Certain Defaults of Tudor and its subsidiaries
          ----------------------------------------------

          (a)  Blockage of Payments
               --------------------

               Tudor or any of its subsidiaries are or become a party to any contractual or similar arrangement pursuant to which any such subsidiary is prohibited from making any loan, payment of dividends, distributions of income or other amounts, or transferring any properties or assets, to any Borrower, or any condition or requirement is imposed on any such payment or transfer except, in the case of prohibitions on transfers of properties or assets, customary provisions restricting subletting or assignment of any lease governing a leasehold interest of it or one of its subsidiaries.


          (b)  Certain Dividends and Other Payments
               ------------------------------------

               (i)    Loans to the Parent and Subsidiaries of the Parent
                      --------------------------------------------------

                      Tudor or any of its subsidiaries make a loan or grant any credit, or make any similar arrangement, to or for the benefit of the Parent or any of its subsidiaries (other than EHE and its subsidiaries).

               (ii)   Payments to its Members and Affiliates
                      --------------------------------------

                      Tudor or any of its subsidiaries make any payment to the Parent or any of the Parent's subsidiaries (other than Tudor and its subsidiaries) by way of management fee, royalty fee or other fee for services of any nature except, where payment is made when no Event of Default or Potential Event of Default then exists or would result therefrom, in respect of services actually provided on commercial terms.

               (iii)  Payments of Dividends, Etc.
                      ---------------------------

                      Tudor or any of its subsidiaries declares or pays, directly or indirectly, any dividends or makes any other distribution, or other amounts whether in cash or otherwise, on any of its ordinary or other shares, (other than, in any case, a dividend or distribution resulting in a payment only to Tudor or, in the case of a payment by a subsidiary of Tudor, to another subsidiary of Tudor or another shareholder of that subsidiary), or EHE votes at a shareholder meeting of Tudor in favour of any of the foregoing.


               (iv)   Repayment of Certain Indebtedness
                      ---------------------------------

                      Tudor or any of its subsidiaries repay or purchase any Financial Indebtedness to or from the Parent or any of its subsidiaries (other than to or from members of the Borrowing Group).

               (v)    Redemption and Acquisition of Own Shares
                      ----------------------------------------

                      Tudor or any of its subsidiaries shall, except to the extent (a) required by this Agreement in respect of the Tudor Convertible Bonds or (b) permitted by this Agreement in respect of the equity shares of Tudor outstanding on the date hereof and not beneficially owned by members of the Borrowing Group, directly or indirectly, redeem, purchase, retire or otherwise acquire for consideration any shares, warrants or other equity or equity related securities issued by it or set apart any sum for any such purpose or otherwise reduce its capital without the consent of the Agent (acting on the instructions of the Majority Lenders).

               The foregoing subclauses of this Clause (b) notwithstanding, as long as any Exide Notes remain outstanding, no:

                      (w) payment of dividends or making of any other distributions permitted by applicable law on any Capital Stock of a Tudor Restricted Subsidiary, which Capital Stock is owned by the Parent or any of its Restricted Subsidiaries,

                      (x) payment of any Indebtedness (as defined in each Indenture as in effect on the date hereof) owed by a Tudor Restricted Subsidiary to the Parent or any other Restricted Subsidiary,

                      (y) loan or advance by any Tudor Restricted Subsidiary to the Parent or any other Restricted Subsidiary, or

                      (z) transfer of any property or assets by a Tudor Restricted Subsidiary to the Parent or any other Restricted Subsidiary,

               made at any time when there has been (x) no acceleration of obligations hereunder pursuant to Clause 14.3 and (y) no failure
                                                             ---
               to pay in full the Financial Indebtedness under this Agreement at the final maturity thereof, shall be an Event of Default if the aggregate amount of such payments, loans, advances and transfers, including for this purpose a payment made in respect of the Tudor Convertible Bonds held by the Parent on the date of this Agreement and a payment made in respect of the purchase of the equity shares of Tudor and/or Sociedad Portuguesa do Acumulador Tudor S.A. outstanding on the date of this Agreement and beneficially owned by the Parent or any of its Restricted Subsidiaries (other than Tudor or any of its subsidiaries), (each a "PAYMENT") made by any such Tudor Restricted Subsidiary is less than or equal to 100% of such Tudor Restricted Subsidiary's Adjusted Consolidated Net Income (as defined in each of the Indentures) subsequent to 2nd October, 1994 (provided that in the event any such Payments are made in the form of asset transfers, such assets shall be valued at the value of such assets set forth on the Parent's books under U.S. GAAP (as defined in each of the Indentures), and, whether or not any Exide Notes remain outstanding, no EHE Debt Service Loan shall be an Event of Default.

14.1.20   Minimum Net Worth and Gearing Events of Default
          -----------------------------------------------

          The event set out in sub-clause (a) or (b) takes place at any time or the event set out in sub-clause (c) takes place with respect to more than one Borrowing Sub-Group during the same Accounting Quarter, or the event set out in sub-clause (c) takes place with respect to any one Borrowing Sub-Group and is not cured during the Accounting Quarter following the Accounting Quarter in which such event first takes place.

          (a)  Minimum Net Worth of Borrowing Group
               ------------------------------------

               As at the end of any Accounting Quarter, the Net Worth of the Borrowing Group (determined in accordance with EHE Approved Accounting Principles), less the outstanding principal amount of any loans or other advances by any member of the Borrowing Group to (or financial receivables of such member from), or other Financial Indebtedness (including without limitation but without duplication, guarantees) of any member of the Borrowing Group in respect of, the Parent or any of its subsidiaries (other than a member of the Borrowing Group), tested and calculated on the same basis as set forth in Clause 13.4.2 for the covenants referred to therein, is less than the amount specified below for the period during which such Accounting Quarter falls:-

     =====================================================================

                      PERIOD                           AMOUNT (IN FF)
     =====================================================================

      Date of this Agreement to 31st December, 1996      1,900 million
     ---------------------------------------------------------------------

     =====================================================================
      1st January, 1997 to 31st December, 1997         2,000 million
     =====================================================================
      1st January, 1998 to 31st December, 1998         2,300 million
     =====================================================================
      1st January, 1999 to 31st December, 1999         2,600 million
     =====================================================================
      1st January, 2000 to 31st December, 2000         3,000 million
     =====================================================================
      1st January, 2001 to 31st December, 2001         3,200 million
     =====================================================================
      1st January, 2002 and thereafter                 4,000 million
     =====================================================================

          (b)  Gearing of Borrowing Group
               --------------------------

               In respect of any period specified below, the Gearing Ratio of the Borrowing Group is greater than the ratio specified below for that period:-

     ===============================================================
                         PERIOD                         MAXIMUM
                                                        RATIO
     ===============================================================

     Date of this Agreement to 31st December, 1996    1.50:1.00
     ---------------------------------------------------------------
     1st January, 1997 to 31st December, 1997         1.20:1.00
     ---------------------------------------------------------------
     1st January, 1998 to 31st December, 1998         0.90:1.00
     ---------------------------------------------------------------
     1st January, 1999 to 31st December, 1999         0.70:1.00
     ---------------------------------------------------------------
     1st January, 2000 and thereafter                 0.30:1.00
     ===============================================================

     (c)  Gearing of Borrowing Sub-Groups
          -------------------------------

          As at the end of any Accounting Quarter, the Gearing Ratio of any Borrowing Sub-Group is greater than 1.25:1.00.

14.1.21   Constitutional Documents
          ------------------------

          The Constitutional Documents of any Borrower or any subsidiary of a Borrower are materially amended which amendment is reasonably likely to result in a Material Adverse Effect.

14.1.22   Payment of Management Fees
          --------------------------

          The members of the Borrowing Group pay (a) to the Parent or any subsidiary of the Parent that is not a member of the Borrowing Group management fees, royalty fees or otherwise in respect of services actually provided on commercial terms either (y) in an aggregate amount in excess of FF 35,000,000 in any Accounting Reference Period or (z) following the occurrence and during the continuance of any Potential Event of Default or Event of Default or (b) to EHE management fees, royalty fees or other similar fees in any amount.

14.1.23   Non-Repayment of Parent/Tudor Debt
          ----------------------------------

          The Parent fails to apply the proceeds from the redemption or repurchase of the Tudor Convertible Bonds held by the Parent on the date of this Agreement, together with certain fees due and payable, to the repayment in full of the USD 10,000,000 loan from Tudor to the Parent outstanding as the date of this Agreement, promptly after the occurrence of such redemption.

14.1.24   Exercise of Remedies by Parent Lenders
          --------------------------------------

          The lenders party to the Parent Credit Agreement or any agreement refinancing all or any part of the Financial Indebtedness evidenced by the Parent Credit Agreement determine, in accordance with the relevant voting provisions, to exercise remedies with respect to the shares of capital stock of EHE pledged to such lenders or their agent as security for the obligations of the Parent thereunder.

14.2      Bankruptcy and Insolvency Types of Events of Default
          ----------------------------------------------------

          Notwithstanding the terms of 14.1.5 through 14.1.11 inclusive, the occurrence of any event described under such Clauses with respect to any subsidiary of any Sub-Group Holding Company shall not constitute an Event of Default if the Borrower's Agent shall have, not less than twenty days prior to the occurrence of such event, provided evidence satisfactory to the Agent that, the occurrence of such event is not reasonably likely either to (i) have a Material Adverse Effect or (ii) to result in the incurrence by the Lenders of any material liabilities or claims.


14.3     Cancellation and Repayment
         --------------------------

         At any time after the occurrence and during the continuance of an Event of Default the Agent may and, if so instructed by the Majority Lenders, will by notice to the Borrowers' Agent:-

         (a) cancel any unborrowed amount of the Facilities (whereupon the commitment of each Lender in respect to each Facility shall be reduced to zero);

         (b) declare all Advances, accrued interest thereon and any other sum accrued under this Agreement and any of the other Finance Documents to be immediately due and payable, whereupon they shall become so due and payable; and/or

         (c) require the relevant Borrower immediately, at the option of the Agent, to (i) procure that each Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit and SINAC Term Guarantee is cancelled with immediate effect, (ii) pay to the relevant Issuing Lender an amount equal to the Revolving Credit Guarantee Outstandings, Revolving L/C Outstandings, Banesto Term Letter of Credit Outstandings and SINAC Term Guarantee Outstandings (as applicable) allocable thereto, (iii) provide to the Agent a counterguaranty or an indemnity satisfactory in all respects to the Agent and in an amount equal to the amount set forth in the preceding item (iii) of this subclause 14.3(c) or (iv) provide to the beneficiary of each such Revolving Credit Guarantee, Revolving L/C, Banesto Term Letter of Credit and SINAC Term Guarantee a new letter of credit, satisfactory in all respects to such beneficiary, in substitution therefor.


15.       GUARANTEE
          ---------

15.1      Guarantee
          ---------

          Subject to any limitations specified for the relevant Guarantor in Clause 15.10 or in the Deed of Accession, if any, executed by it hereunder, each Guarantor irrevocably and unconditionally:-

          (a) as principal obligor, waiving any benefit under applicable law (in the case of each Guarantor incorporated under the laws of Spain, con renuncia a los beneficios de excusion, orden y division), guarantees to each Finance Party, prompt performance by each Obligor (any reference in this Guarantee to one or more Obligors shall not be construed to include a reference by a Guarantor to itself in its capacity as a Borrower or a Guarantor), of all its respective obligations under the Finance Documents (the "GUARANTEE OBLIGATION");

          (b) undertakes with each Finance Party that whenever (i) an Obligor does not pay any amount when due under or in connection with any Finance Document or (ii) a Lead Borrower which is the direct or indirect parent of such Guarantor is unable to make the prepayment required by Clause 7.3.3 because of any legal restriction on the payment of dividends or distributions in respect of any of the shares of its subsidiaries, such Guarantor, or (iii) an Obligor which is the direct parent of a member of the Borrowing Group which is not an Obligor is unable to make a payment required by Clause 7.3.1 or 7.3.2, to the maximum extent permitted by applicable law, shall forthwith on demand by the Agent pay that amount (the "PAYMENT OBLIGATION") as if such Guarantor instead of the relevant Obligor were expressed to be the principal obligor; and

          (c) indemnifies each Finance Party on demand against any loss or liability suffered by it under the Finance Documents as a result of any obligation guaranteed by such Guarantor being or becoming unenforceable, invalid or illegal.

15.2      Joint and Several Liability
          ---------------------------

          Subject to any limitations specified for the relevant Obligor in Clause 15.10 and/or in the relevant Deed of Accession, each obligation expressed under this Agreement to be an obligation of the Obligors shall be the joint and several obligation of each Obligor.

15.3      Continuing Guarantee
          --------------------

          This guarantee is a continuing guarantee and will extend to the ultimate balance of all sums payable by the Obligors under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part, including, without limitation, any Permitted Assumed Debt.

15.4      Reinstatement
          -------------

          (a) Where any discharge (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each Guarantor under this Clause 15 shall continue as if the discharge or arrangement had not occurred.

          (b) Each Finance Party may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.


15.5      Waiver of Defences
          ------------------

          The obligations of each Guarantor under this Clause 15 will not be affected by, and each Guarantor waives its rights (to the fullest extent permitted by law) in connection with, any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Clause 15 or prejudice or diminish those obligations in whole or in part, including (whether or not known to it or any Finance Party):-

          (a) any time or waiver granted to, or composition with, any Obligor or any other person;

          (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets (including any balance of any deposit or account or credit on the books of any Finance Party or other person in favour of any Obligor or any other person) of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

          (c) any incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of any Obligor or any other person;

          (d) any variation (however fundamental) or replacement of a Finance Document or any other document or security so that references to that Finance Document in this Clause 15 shall include each variation or replacement;

          (e) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security, to the intent that such Guarantor's obligations under this Clause 15 shall remain in full force and its guarantee be construed accordingly, as if there were no unenforceability, illegality or invalidity;

          (f) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor under a Finance Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order so that each such obligation shall for the purposes of each Guarantor's obligations under this Clause 15 be construed as if there were no such circumstance; or

          (g) the incurrence by any Borrower of the Financial Indebtedness of another Borrower under the circumstances described in the definition of "Permitted Assumed Debt".

15.6      Immediate recourse
          ------------------

          Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from such Guarantor under this Clause 15.


15.7      Appropriations
          --------------

          Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:-

          (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

          (b) hold in a market rate interest-bearing suspense account any moneys received from each Guarantor or on account of such Guarantor's liability under this Clause 15, without liability to pay interest on those moneys.

15.8      Non-competition
          ---------------

          Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Guarantor shall not, after a claim has been made or by virtue of any payment or performance by it under this Clause 15:-

          (a) be subrogated to any rights, security or moneys held, received or receivable by any Finance Party (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of such Guarantor's liability under this Clause 15;

          (b) without the consent of the Agent, claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with any Finance Party (or any trustee or agent on its behalf); or

          (c) receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor , or exercise any right of set-off as against any Obligor.

          Each Guarantor shall hold in trust for and forthwith pay or transfer to the Agent for the Finance Parties any payment or distribution or benefit of security received by it contrary to this Clause 15.8.

15.9      Additional Security, Relation to Other Obligations of Guarantors;
          -----------------------------------------------------------------

          This guarantee is in addition to and shall not in any way be prejudiced by any other security now or hereafter held by any Finance Party.

15.10     Limitations on Certain Guarantees
          ---------------------------------

15.10.1        Guarantee of CEAC and Certain Subsidiaries
               ------------------------------------------

          The other terms and conditions of Clause 15 notwithstanding, (i) the Guarantee Obligation of CEAC and its subsidiaries organised under the laws of France which are members of the Initial CEAC Group shall not include obligations under the Finance Documents of EHE as a Borrower, or of any other Borrower solely in its capacity as a Guarantor of EHE's obligations under the Finance Documents, and (ii) the Payment Obligation of CEAC and its subsidiaries organised under the laws of France which are members of the Initial CEAC Group shall not include amounts due from EHE as a Borrower, or from any other Borrower solely in its capacity as a Guarantor of EHE's obligations under the Finance Documents; provided that the foregoing shall not be deemed to limit
                     --------
          CEAC's and such subsidiaries' Guarantee Obligation or Payment Obligation in respect of any Obligor's respective obligations in any other capacity or any obligation of any other Obligor under any of the Finance Documents.

15.10.2        Guarantors organised in Germany.
               -------------------------------

          (a) Subject to Clause 15.10.2(c), the obligations under this Clause 15 of each Guarantor which is a gesellschaft mit beschrankter Haftung organised under the laws of the Federal Republic of Germany (each a "GERMAN GMBH GUARANTOR") shall at all times be limited so that its liability as a Guarantor under this Agreement and the other Finance Documents shall at no time require its payment of any moneys which are required to maintain its registered share capital ("Stammkapital") to the extent solely that such share capital is protected by Sections 30 and 31 of the German Limited Liabilities Companies Act ("GmbH-Gesetz").

          (b) Subject to Clause 15.10.2(c), the Finance Parties shall not be entitled to enforce the obligations of any German GmbH Guarantor under this Clause 15 for so long as, and solely to the extent that, such enforcement would cause such German GmbH Guarantor's net assets ("Reinvermogen") to be reduced below the amount of its registered share capital which is protected by Sections 30 and 31 of the German Limited Liabilities Companies Act ("GmbH-Gesetz").

          (c) Nothing in this Clause 15.10.2 shall limit or prejudice, or shall be deemed to limit or prejudice, in any fashion any obligations of any Obligor (including without limitation where such Obligor also is a German GmbH Guarantor) as an Obligor under this Agreement or any of the other Finance Documents.


16.       THE AGENT AND THE OTHER FINANCE PARTIES
          ---------------------------------------

16.1      Appointment and duties of the Agent, Security Agent Lead Arranger,
          ------------------------------------------------------------------
          Underwriters and Co-Arrangers
          -----------------------------

16.1.1 Each Lender hereby appoints (i) Bankers Trust Company as Agent, Lead Arranger and an Underwriter, to act as its agent and lead arranger and an underwriter, respectively, in connection with the Finance Documents, (ii) Bankers Trust Company as Security Agent, to act as security agent for purposes of the Security Documents and as agent as defined under French law ("mandataire") for purposes of the Security Documents which purport to apply to French assets, (iii) Bank of America N.T. & S.A., Bank of Montreal and Citibank, N.A. to act with Bankers Trust Company as Underwriters, and (iv) Bank of America N.T. & S.A., Bank of Montreal and Citibank, N.A. to act as Co-Arrangers, under and in connection with the Finance Documents and irrevocably authorises Bankers Trust Company for and on its behalf to exercise such rights, powers and discretions as are specifically delegated to it by the terms of the Finance Documents, together with all such rights, powers and discretions as are incidental thereto, and to give a good discharge for any moneys payable under the Finance Documents. The Lenders empower the Agent or the Security Agent, as the case may be, on the broadest terms to take such actions and to exercise any and all rights derived from this Agreement, including, but not limited to
          (i) recordation of the Finance Documents before a Spanish Notary or a Commercial Stockbroker, (ii) the enforcement of the Finance Documents, and (iii) the sending or receiving of whatever notices or communications the Agent may deem necessary or advisable.

16.1.2 The Agent will act solely as agent for the Lenders in carrying out its functions as agent under the Finance Documents and will exercise the same care as it would in dealing with a credit for its own account.

16.1.3 The relationship between the Lenders and the Agent is that of principal and agent only. The Agent shall not have, nor be deemed to have assumed, any obligations to, or trust or fiduciary relationship with, the other Finance Parties or the Parent, EHE or any member of the Borrowing Group other than those for which specific provision is made by the Finance Documents.

16.1.4 References in this Clause 16 to "Agent" shall be deemed also to be references to the Agent in its capacities as Security Agent, Lead Arranger and Underwriter (save where specific reference is made to the contrary), notwithstanding the use of the expression "the Agent and the Security Agent" in certain provisions of the Finance Documents.

16.2      Agent's Duties
          --------------

          The Agent shall:-

16.2.1 promptly send to each Lender details of each communication received by it from the Parent, the Borrowers' Agent or the members of the Borrowing Group under the Finance Documents, except that details of any communication relating to a particular Lender shall be sent to that Lender only;

16.2.2 promptly send to each Lender a copy of any legal opinion delivered under this Agreement or any of the other Finance Documents and of any document or information received by it pursuant to Clause 13.3 (Information and Accounting Undertakings) or (if requested) pursuant to Clause 4.1;

16.2.3 subject to those provisions of this Agreement which require the consent of all the Lenders, act in accordance with any instructions from the Majority Lenders or, if so instructed by the Majority Lenders, refrain from exercising a right, power or discretion vested in it under this Agreement or any of the Finance Documents;

16.2.4 have only those duties, obligations and responsibilities expressly specified in the Finance Documents; and

16.2.5 without prejudice to any other clause hereof (including without limitation Clauses 16.3.5, 16.4(c) and 16.6.3), promptly notify each Lender of the occurrence of any Event of Default or Potential Event of Default of which an officer of the Agent responsible for the administration of this Agreement becomes aware.

16.3      Agent's and Security Agent's Rights
          -----------------------------------

          The Agent and the Security Agent, as the case may be, may:-

16.3.1 perform any of its duties, obligations and responsibilities under the Finance Documents by or through its personnel, delegates or agents (on the basis that the Agent and/or Security Agent may extend the benefit of any indemnity received by it hereunder to its personnel, delegates or agents);

16.3.2 refrain from exercising any right, power or discretion vested in it under the Finance Documents until it has received instructions from the Majority Lenders, or where relevant, all the Lenders;

16.3.3 unless it has received notice in writing to the contrary treat (a) the Lender which makes available any portion of an Advance as the person entitled to repayment of that portion and (b) the office set under a Lender's name in Schedule 1 (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) as its Lending Office;

16.3.4 refrain from doing anything which would or might in its opinion be contrary to any law, regulation, directive or judgement of any court of any jurisdiction or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law, regulation, judgement or directive;

16.3.5 assume that no Event of Default or Potential Event of Default has occurred unless an officer of the Agent while active on the account of the Borrowers acquires actual knowledge to the contrary;

16.3.6 refrain from taking any step (or further step) to protect or enforce the rights of any Lender under this Agreement or any of the other Finance Documents until it has been indemnified and/or secured to its satisfaction against any and all costs, losses, expenses or liabilities (including legal fees) which it would or might sustain or incur as a result;

16.3.7 rely on any communication or document believed by it to be genuine and correct and to have been communicated or signed by the person to whom it purports to be communicated and signed;

16.3.8 rely as to any matter of fact which might reasonably be expected to be within the knowledge of the Borrowers on a statement by or on behalf of the Borrowers;

16.3.9 obtain and pay for such legal or other expert advice or services as may seem necessary to it or desirable and rely on any such advice.

16.3.10 accept without enquiry such title as the Obligors may have to any asset or assets intended to be the subject of the security created by the Security Documents; and

16.3.11 hold or deposit any title deeds, the Security Documents or any other documents in connection with any of the assets charged by the Security Documents with any banker or banking company or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers and it shall not be responsible for or be required to insure against any loss incurred in connection with any such holding or deposit and it may pay all sums required to be paid on account or in respect of any such deposit.

16.4      Exoneration of Agent, Lead Arranger, Underwriters, Co-Arrangers and
          -------------------------------------------------------------------
          Security Agent
          --------------

          Neither the Agent nor the Lead Arranger nor the Underwriters nor the Co-Arrangers nor the Security Agent nor any of their respective personnel or agents:-

          (a) shall be responsible for the adequacy, accuracy or completeness of any representation, warranty, statement or information in the Information Memorandum, any of the Finance Documents or any notice or other document delivered under the Finance Documents;

          (b) shall be responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence of any of the Finance Documents;

          (c) shall be obliged to enquire as to the occurrence or continuation of an Event of Default or a Potential Event of Default;

          (d) shall be responsible for any failure of the Parent or any member of the Borrowing Group or any of the Lenders duly and punctually to observe and perform their respective obligations under the Finance Documents;

          (e) shall be responsible for the consequences of relying on the advice of any professional advisers selected by any of them in connection with the Finance Documents;

          (f) shall be liable for acting (or refraining from acting) in what it believes to be in the best interests of the Lenders in circumstances where it has been unable, or it is not practicable, to obtain the instructions of the Lenders or the Majority Lenders (as the case may be); or

          (g) shall be liable for anything done or not done by it under or in connection with the Finance Documents save in the case of its own negligence or wilful misconduct.

16.5      The Agent, the Lead Arranger, the Underwriters, the Co-Arrangers and
          --------------------------------------------------------------------
          the Security Agent individually
          -------------------------------

16.5.1 If it is a Lender, each of the Agent, the Lead Arranger, the Underwriters, the Co-Arrangers and the Security Agent shall have the same rights and powers under the Finance Documents as any other Lender and may exercise those rights and powers as if it were not also acting as Agent, Lead Arranger, Underwriter, Co-Arrangers or Security Agent.

16.5.2 Each of the Agent, the Lead Arranger, the Underwriters, the Co-Arrangers and the Security Agent may:-

          (a) retain for its own benefit (and without liability to account) any fee or other sum receivable by it for its own account; and

          (b) accept deposits from, lend money to, provide any advisory, trust or other services to or engage in any kind of banking or other business with any party to this Agreement, or any subsidiary or affiliate of any party (and, in each case, may do so without liability to account).

16.6      Communications and Information
          ------------------------------

16.6.1 All communications to the Parent, Borrowers' Agent and/or any member of the Borrowing Group are to be made by or through the Agent. Each Finance Party will notify the Agent of, and provide the Agent with a copy of, any communication between such Finance Party, the Parent, the Borrowers' Agent, any member of the Borrowing Group or any other of the Finance Parties on any matter concerning the Facilities or the Finance Documents.

16.6.2 The Agent will not be obliged to transmit to the other Finance Parties any information in any way relating to any of the parties to the Finance Documents which the Agent may have acquired otherwise than in connection with the Facilities or the Finance Documents.

16.6.3 In acting as Agent for the Lenders, the Agent's banking division shall be treated as a separate entity from any other of its divisions (or similar unit of the Agent in any subsequent re-organisation), subsidiaries or affiliates (the "Other Divisions") and, in the event
                                           ---------------
          that the Agent should act for the Parent, any of the Parent's subsidiaries, the Borrowers' Agent, any Borrower or any other members of the Borrowing Group in a corporate finance or other advisory capacity ("Advisory Capacity"), any information given by any of them
                     -----------------
          to one of the Other Divisions is to be treated as confidential and will not be available to the Finance Parties without the consent of the person for whom the Agent is acting in an Advisory Capacity, provided that:-

          (a) the consent of that person shall not be required in relation to any information which the Agent in its discretion determines relates to an Event of Default or a Potential Event of Default or in respect of which the Lenders have given a confidentiality undertaking in a form satisfactory to the Agent and the Borrowers' Agent or that person; and

          (b) if representatives or employees of the Agent receive information in relation to an Event of Default or a Potential Event of Default while acting in an Advisory Capacity they will not be obliged to disclose such information to representatives or employees of the Agent in their capacity as agent bank, lead arranger, co-arranger or administrative agent hereunder or to any of the Lenders if to do so would breach any rule or regulation or fiduciary duty imposed upon such persons.

16.7      Non-Reliance on Agent, Lead Arranger, Underwriters, Co-Arrangers or
          -------------------------------------------------------------------
          Security Agent
          --------------

          Each Lender confirms in favour of the Agent, Lead Arranger, Underwriters, Co-Arrangers and Security Agent that it is (and will at all times continue to be) solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, creditworthiness, status and affairs of the Parent and the Borrowing Group and has not relied, and will not at any time rely on the Agent or the Lead Arranger or the Underwriters or the Co-Arrangers or the Security Agent:-

16.7.1 to provide it with any information relating to the business, operations, financial condition, creditworthiness, status and affairs of the Parent or the Borrowing Group, whether coming into its possession before or after the making of any Advance, except as otherwise specifically provided herein; or

16.7.2 to check or enquire into the adequacy, accuracy or completeness of any information provided by the Parent or Borrowing Group under or in connection with this Agreement or any other Finance Document (whether or not such information has been or is at any time circulated to it by the Agent), including, without limitation, that contained in the Information Memorandum; or

16.7.3 to assess or keep under review the business, operations, financial condition, creditworthiness, status or affairs of the Parent or any member of the Borrowing Group.

16.8      Indemnity to Agent, Lead Arranger, Underwriters, Co-Arrangers and
          -----------------------------------------------------------------
          Security Agent
          --------------

16.8.1 Each Lender shall on demand fully indemnify the Agent, the Lead Arranger, the Underwriters, the Co-Arrangers and the Security Agent and their respective officers, employees and affiliates (collectively the "Agency Indemnitees") in the proportion which its Relevant
               ------------------
          Amount bears to the Relevant Amounts of all the Lenders at the relevant time against any cost, expense or liability sustained or incurred by any of the Agency Indemnitees in their respective capacities as Agent, Lead Arranger, Underwriters, Co-Arrangers and Security Agent as a consequence of or in connection with complying with any instructions from the Lenders or the Majority Lenders (as the case may be) or otherwise sustained or incurred in their respective capacities as Agent, Lead Arranger, Underwriters, Co-Arrangers and Security Agent in connection with the Finance Documents or its respective duties, obligations and responsibilities under the Finance Documents, except to the extent that they are sustained or incurred principally as a result of the negligence or wilful misconduct of such Agency Indemnitee as finally determined by a court having jurisdiction (the determination not being subject to appeal).

16.8.2 The provisions of Clause 16.8.1 are without prejudice to the obligations of the Borrowers to indemnify the Agency Indemnitees pursuant to Clause 27 and the Borrowers will reimburse each Lender on demand for any payment made by that Lender pursuant to Clause 16.8.1.

16.9      Termination and Resignation of Agency: Appointment of Successor
          ---------------------------------------------------------------

16.9.1 The Agent may resign its appointment at any time by giving notice to the Lenders and the Borrowers' Agent.

16.9.2    A successor Agent shall be selected:-

          (a) by the retiring Agent (following consultation with the Borrowers' Agent) nominating one of its Affiliates (as defined below) as successor Agent in its notice of resignation; or

          (b) if the retiring Agent makes no such nomination, by the Majority Lenders nominating one of the Lenders as successor Agent (following consultation with the Borrowers); or

          (c) if the Majority Lenders have failed to nominate a successor Agent within 30 days of the date of the retiring Agent's notice of resignation, by the retiring Agent nominating a financial institution of good standing to be the successor Agent.

          For this purpose "Affiliate" in relation to the Agent means one of its affiliates or holding companies (both as defined in the Companies Act
          1985) or another affiliate of any of such holding companies.

16.9.3 The resignation of the retiring Agent and the appointment of the successor Agent will only become effective upon the successor Agent accepting its appointment as Agent in writing at which time:-

          (a) the successor Agent will become bound by all the obligations of the Agent and become entitled to all the rights, privileges, powers, authorities and discretions of the Agent hereunder;

          (b) the agency of the retiring Agent will terminate but without prejudice to any liabilities which the retiring Agent may have incurred or the indemnities to which the retiring Agent may be entitled prior to the termination of its agency; and

          (c) the retiring Agent will be discharged from any further liability or obligation under or in connection with the Finance Documents (save that the outgoing Agent shall pay to the successor a pro rata proportion of the agency fee paid under Clause 11.1.1(c)).

16.9.4 The retiring Agent will co-operate with the successor Agent in order to ensure that its functions are transferred to the successor Agent without disruption to the service provided to the Borrowing Group and the Lenders and will promptly make available to the successor Agent such documents and records as have been maintained in connection with this Agreement in order that the successor Agent is able to discharge its functions.

16.9.5 The provisions of this Agreement will continue in effect for the benefit of any retiring Agent in respect of any actions taken or omitted to be taken by it or any event occurring before the termination of its agency.

16.10     Resignation of Security Agent
          -----------------------------

          The Security Agent may resign its appointment in exactly the same manner as set out in relation to the Agent in Clause 16.9 above except that the Security Agent's resignation shall not take effect until all necessary deeds and documents have been entered into in order to substitute its successor as holder of the security comprised in the Security Documents.


16.11     Payments to Finance Parties
          ---------------------------

16.11.1 The Agent will account to the other Finance Parties for their due proportion of all sums received by the Agent for such Finance Parties, whether by way of repayment of principal or payment of interest, commitment commission, fees or otherwise.

16.11.2 Save as otherwise specifically agreed between the Agent and the other Finance Parties in the case of any arrangement fee, the Agent may retain for its own use and benefit, and shall not be liable to account to the other Finance Parties for all or any part of, any sums received by it by way of agency fee or any other fee or by way of reimbursement of expenses incurred by it.

16.12     Change of Office of Agent, Lead Arranger, Underwriters, Co-Arrangers
          --------------------------------------------------------------------
          or Security Agent
          -----------------

          The Agent, the Lead Arranger, any Underwriter, any Lead Manager or the Security Agent may at any time and from time to time in their respective sole discretion by written notice to the Borrowers' Agent and each of the other Finance Parties designate a different office from which their respective duties as Agent, Lead Arranger, Underwriters or Co-Arrangers will thereafter be performed.


17.       EVIDENCE OF INDEBTEDNESS
          ------------------------

          In any proceedings relating to this Agreement, a statement as to any amount due to any Finance Party under this Agreement which is certified as being correct by an officer of the Agent and a statement as to any amount due to a Finance Party under this Agreement which is certified as being correct by an officer of that Finance Party shall in the absence of manifest error, unless otherwise provided in this Agreement, be prima facie evidence of the amount so due and that such amount is in fact due and payable. In view of the determination of the outstanding debt at the time enforcement takes place, the parties agree that such debt, with respect to any Obligor hereunder organised under the laws of the Kingdom of Spain, shall correspond to the balance of specific memorandum accounts, one in each of the currencies of the Advances hereunder, opened and held by the Agent and such Lenders in the Obligors' names, in accordance with the terms of
          Article 1435 of the Spanish Civil Procedure law ("Ley de Enjuiciamiento Civil"), in which accounts all amounts owed by the Obligors shall be debited, and all amounts paid by the Obligors shall be credited. The settlement to determine the balance of the accounts shall be performed exclusively by the Agent and such affected Lenders, if any, which shall issue the appropriate certifications. Prior to starting the enforcement of this Agreement, said certification acknowledging the balance of the specific accounts shall be notified to the Obligors through notarial means.


18.       APPLICATION OF MONEYS
          ---------------------

          If any sum paid or recovered in respect of the liabilities of the members of the Borrowing Group under any of the Finance Documents is less than the amount then due, the Agent shall apply that sum in the following order:-

          (a) first to any unpaid fees and reimbursement of unpaid expenses of the Agent and the Security Agent;

          (b) secondly to any unpaid fees and reimbursement of unpaid expenses of the Lenders;

          (c)  thirdly to unpaid interest;

          (d)  fourthly to unpaid principal; and

          (e)  fifthly to other amounts due under the Finance Documents;

          in each case (other than (a) and (b) and, to the extent of differences in amounts of interest owing the PIBOR-Eligible Lenders and other Lenders (c)) pro rata to the outstanding amounts owing to the Finance
                       --- ----
          Parties under the Finance Documents taking into account any applications under this Clause 18.


19.       PRO RATA PAYMENTS
          -----------------

19.1 If any amount owing by any member of the Borrowing Group under any Finance Document to a Lender (the "Recovering Lender") is discharged
                                             -----------------
          by payment, set-off, use of cash collateral or any other manner other than through the Agent in accordance with Clause 9.1.1 (such amount being referred to in this Clause 19.1 as the "Recovery"), then:-
                                                        --------

          (a) within two Business Days of receipt of the Recovery, the Recovering Lender shall pay to the Agent an amount equal (or equivalent) to such Recovery;

          (b) the Agent shall treat such payment as if it were part of the payment to be made by the Borrowers to the Lenders rateably in accordance with their respective Commitments; and

          (c) save for any receipt by the Recovering Lender as a result of the operation of paragraph (b) above, as between the members of the Borrowing Group and the Recovering Lender the Recovery shall be treated and deemed as not having been paid.

19.2 Each Lender shall notify the Agent promptly of any such Recovery by that Lender other than by payment through the Agent. If any Recovery subsequently has to be wholly or partly refunded by the Recovering Lender which paid an amount equal thereto to the Agent under Clause 19.1(a), each Lender to which any part of that amount was distributed shall, on request from the Recovering Lender, repay to the Recovering Lender such Lender's pro rata share of the amount which has to be refunded by the Recovering Lender.

19.3 Each Lender shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this Clause
          19. Notwithstanding the foregoing provisions of this Clause 19, no Recovering Lender shall be obliged to share with another person any Recovery which it receives pursuant to legal proceedings taken by it to recover any sums owing to it under the Finance Documents where such other person has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Lender are instituted by it without prior notice having been given to such other person through the Agent).

19.4 Failure by any Recovering Lender to comply with any of the provisions of this Clause 19 shall not release any other Recovering Lender from any of its obligations or liabilities under this Clause 19.

19.5 Each party to this Agreement agrees to take all steps required of it pursuant to Clause 19.1, and to use its reasonable endeavours to obtain any consents or authorisations which may at any relevant time be required, for any payment by it pursuant to this Clause 19.

19.6 The provisions of this Clause 19 shall not, and shall not be construed so as to, constitute a charge by a Lender over all or any part of a sum received or recovered by it in the circumstances mentioned in this Clause 19.


20.       SET-OFF
          -------

          Any Finance Party may without notice to any members of the Borrowing Group, following the giving of notice by the Agent pursuant to Clause 14.2, combine, consolidate or merge all or any of the accounts of any member of the Borrowing Group with, and liabilities to, that Finance Party and may set off or transfer any sum standing to the credit of any such accounts in or towards the satisfaction of any of the liabilities of such member of the Borrowing Group to that Finance Party under the Finance Documents (whether or not such liabilities are then due for payment), and may do so notwithstanding that the balances on such accounts and the liabilities may not be expressed in the same currency, and each Finance Party is hereby authorised to effect any necessary conversions at the Finance Party's own rate of exchange then prevailing.


21.       NOTICES
          -------

21.1 Save as specifically otherwise provided in this Agreement or agreed with the Agent any notice, demand or other communication to be served under this Agreement may be served upon any party hereto only by posting by first class (or air mail) post or by delivering the same in person or by courier or sending the same by facsimile transmission to the party to be served at its address or facsimile number given in the relevant Finance Document or at such other address or number as it may from time to time notify in writing to the other parties hereto. As regards the initial parties to this Agreement, their respective addresses and numbers are set out under their respective names in
          Schedule 1 or in the signature pages of this Agreement.

21.2 notice or demand served by first class (or air mail) post shall be deemed duly served upon receipt, a notice or demand served in person or by courier shall be deemed duly served when delivered and a notice or demand sent by facsimile transmission shall be deemed to have been served at the time of transmission unless served on a non-Business Day or after 5.00 p.m. at the place in which the recipient is located in which case it will be deemed served at 9.00 a.m. at the place in which the recipient is located on the following Business Day.

21.3 In proving service of any notice or demand it will be sufficient to prove, in the case of a letter, that such letter was properly stamped or franked first class (or with appropriate air mail postage), addressed and placed in the post, in the case of a notice or demand served by courier that it was delivered by the courier company and, in the case of a facsimile transmission, that such facsimile was duly transmitted to a current facsimile number of the addressee at the address referred to above and the transmission report indicates that it was correctly sent and received.


22.       NO IMPLIED WAIVERS
          ------------------

22.1 No failure or delay by the Agent, the Lead Arranger or any of the Underwriters or Co-Arrangers or any other Finance Party in exercising any right, power or privilege under any of the Finance Documents shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege.

22.2 The rights and remedies provided in the Finance Documents are cumulative and not exclusive of any rights and remedies provided by law and all such rights and remedies howsoever arising will, save where expressly provided to the contrary therein, be available to the Finance Parties severally and any Finance Party shall be entitled to commence proceedings in connection therewith in its own name.


23.       INVALIDITY OF ANY PROVISION
          ---------------------------

          If any of the provisions of this Agreement become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

24.       CONFIDENTIALITY
          ---------------

24.1 Each of the Finance Parties agrees with the Borrowers to hold confidential all information which they acquire under or in connection with the Finance Documents save to the extent they are required by law or regulation, or are requested by any regulator with jurisdiction over, or over any business of, the relevant Finance Party or any of its subsidiaries or affiliates, or where necessary in connection with litigation, to disclose the same or the same comes into the public domain (otherwise than as a result of a breach of this Clause 24).

24.2 information in accordance with Clause 25.4 (Disclosure of Information).

24.3 Except to the extent required by law, all public announcements in relation to this Agreement shall be made through the Agent. The Agent will not make any written public announcement in relation to this Agreement without first having the text of the announcement approved by the Parent (such approval not to be unreasonably withheld or delayed).


25.       CHANGES TO PARTIES
          ------------------

25.1      Assignment by the Borrowers, Etc.
          ---------------------------------

          None of the members of the Borrowing Group may assign or transfer all or part of their rights or obligations under this Agreement or any of the other Finance Documents, except that a Borrower may transfer its rights and obligations in respect of the Tranche A Term Facility or Tranche B Multicurrency Term Facility upon satisfaction of the conditions set forth in the definition of "Permitted Assumed Debt".

25.2      Lenders
          -------

25.2.1    A Lender (a "Transferor") may at any time assign or otherwise transfer
                       ----------
          (together, "Transfer") all or any part of its rights or obligations
                      --------
          under the Finance Documents to any person (a "Transferee"), subject to
                                                        ----------
          the other terms of this Clause 25, provided that unless the Borrowers'
                                             --------
          Agent and the Agent otherwise agree, any Transfer by a Transferor (i) in relation to all Facilities other than a WCP Facility, must, to the extent it has rights and/or obligations in respect of one or more Facility, be in relation to both Facilities and any Transfer shall be for the same proportion of the Transferor's rights and obligations in each Facility, and (ii) in relation to a WCP Facility must be in respect of that entire WCP Facility and that Transferor's entire WCP Commitment thereunder.

25.2.2 A Transfer of obligations of the Lenders shall only be effective if made in accordance with Clause 25.3 (Substitution Provisions) or if the Transferee has, prior to the Transfer taking effect, confirmed in writing to the Agent (acting on behalf of all the other Lenders) and to the Borrowers that it undertakes to be bound by the terms of each of the Finance Documents binding upon it as a Lender in form and substance satisfactory to the Agent. On any such Transfer being made, the Transferor shall be relieved of its obligations to the extent that they are transferred to the Transferee.

25.3      Substitution Provisions
          -----------------------

25.3.1 A Transferor may transfer all or any of its rights and obligations under the Finance Documents to a Transferee by means of a novation effected by the Agent executing a Transfer Certificate which has been duly completed and signed on behalf of both the Transferee and the Transferor. For the avoidance of doubt, the Agent shall not be obliged to execute a Transfer Certificate unless the identity of the Transferee named therein is satisfactory to the Agent, and nothing in this Clause 25.3.1 shall be deemed to authorise the Agent to sign a Transfer Certificate which has not been signed on behalf of a Transferee and Transferor.

25.3.2 On the later of (i) the date specified in the Transfer Certificate as being the date on or as from which the substitution under this Clause
          25.3 is to take effect and (ii) the date on which the Agent executes the Transfer Certificate, the following shall occur:-

          (a) to the extent that in the Transfer Certificate the Transferor seeks to transfer its rights and obligations under the Finance Documents, the members of the Borrowing Group and the Transferor shall each be released from further obligations to each other under the Finance Documents (and the appropriate reduction shall be made to the Commitment of the Transferor) and their respective rights against each other shall be cancelled (such rights and obligations beings referred to in this Clause 25.3.2 as "Discharged Rights and Obligations");
                ---------------------------------

          (b) the members of the Borrowing Group and the Transferee shall each assume obligations towards each other and acquire rights against each other which differ from the Discharged Rights and Obligations only in so far as the members of the Borrowing Group and such Transferee have assumed and acquired the same in place of the members of the Borrowing Group and the Transferor;

          (c) the Agent, the Security Agent, the Lead Arranger, the Underwriters, the Co-Arrangers, the Transferee and the other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the Transferee been an original party hereto as a Lender with the rights and obligations acquired or assumed by it as a result of the novation; and

          (d) on the date upon which such transfer takes effect, the Transferee shall pay to the Agent for its own account a transfer fee of GBP 500, except that no fee shall be payable in respect of a transfer in respect of which the Original Tranche A Term Lender, Original Tranche B Multicurrency Term Lender or Original Tranche B Multicurrency Revolving Lender is the Transferor and which occurs not later than six months after the date of this Agreement. For the avoidance of doubt, no member of the Borrowing

               Group shall be liable for the costs of preparation of any Transfer Certificate or for the fee referred to in this Clause 25.3.2(d).

25.3.3 Nothing in this Agreement or any other Finance Document shall oblige a Transferor or cause a Transferor to be liable:-

          (a) to accept a re-assignment or re-transfer from a Transferee of any of the rights or obligations assigned, transferred or novated pursuant to this Clause 25; or

          (b) to support any losses incurred by a Transferee by reason of the non-performance by the Parent or any member of the Borrowing Group of their obligations under any of the Finance Documents.

25.3.4 Each of the parties hereto (other than the Transferor and the Transferee) authorises the Agent to execute on its behalf any Transfer Certificate which has been duly completed in accordance with this Clause 25.3 and executed on behalf of each of the Transferor and the Transferee.

25.3.5 The Agent shall promptly notify the other parties hereto of the receipt and execution by it on their behalf of any Transfer Certificate and shall supply a copy of the Transfer Certificate to each of the Borrowers.

25.3.6 For the purposes of the French pledge of the shares of CEAC and any other French assets pledged under the Security Documents, it is hereby agreed by the Transferor that in the event of an assignment or a transfer by any Transferor of all or any part of its rights and obligations under the Finance Documents to a Transferee by way of a novation as provided for in Clause 25.3.1 hereabove, such Transferor shall preserve all its rights under such pledge as expressly permitted under Article 1278 of the French Civil Code so that the security interest created by the pledge shall be automatically transferred to the Transferee.

25.4      Disclosure of Information
          -------------------------

          Each Lender may disclose to a proposed assignee or transferee or any sub-participant, risk participant or other participant proposing to enter or having entered into a contract with such Lender whose identity has been approved by the Borrowers' Agent (such approval not to be unreasonably withheld or delayed) regarding the Finance Documents any information in the possession of such Lender relating to the Borrowing Group (and any member of it) as it sees fit subject to such person agreeing in writing to be bound by the confidentiality provisions set out in Clause 24.

25.5      The Agent and the Reference Lenders
          -----------------------------------

25.5.1 Changes to the Agent and the office through which the Agent acts may be effected pursuant to Clauses 16.9 and 16.11 respectively.

25.5.2 If a Reference Lender ceases to be one of the Lenders or, if a Reference Lender is not itself a Lender but an affiliate of a Lender or that Reference Lender was, but ceases to be, one of the Lenders, then:-

          (a) the Lender or, as the case may be, affiliate of the Lender concerned shall cease to be a Reference Lender; and

          (b) the Agent shall in consultation with the Borrowers' Agent appoint another Lender or an affiliate of another Lender to be a Reference Lender.


26.       LENDER DECISIONS
          ----------------

26.1 Subject to Clauses 26.2 and 26.3, any provision of this Agreement or any of the other Finance Documents may be amended, waived, varied or modified with the agreement of the Majority Lenders.

26.2 The following matters shall require the unanimous agreement of all of the Lenders:-

26.2.1    any increase in any Commitment of any Lender;

26.2.2 any extension of any scheduled date for payment of any sum due, owing or payable to any Lender;

26.2.3 any reduction in the amount of any payment of principal, interest, fees or commissions or other amounts payable hereunder by any party;

26.2.4 any amendment, variation or modification of this Clause 26, Clause 19 (Pro Rata Payments), Clause 20 (Set-off), Clause 25.1 (Assignment by the Borrowers, Etc.) or to the definition of Majority Lenders;

26.2.5 any matter which, by the terms of this Agreement as at the date hereof, is stated to be subject to the consent of all Lenders;

26.3 Any amendment, waiver, variation or modification of Clause 16 (The Agent and the other Finance Parties) may not be effected without the agreement of the Agent (giving effect to Clause 16.1.4).

26.4 Subject to any provision of the Finance Documents entitling or obliging the Agent or the Security Agent to grant releases or permit any disposal to take place, any question which relates to the release or material variation of any security held by the Security Agent shall require the agreement of the Majority Lenders, failing which no such release or variation may be effected.


27.       INDEMNITIES
          -----------

27.1      General Indemnity and Breakage Costs
          ------------------------------------

          The Borrowers will fully indemnify each of the Finance Parties, and their respective officers, employees, subsidiaries and affiliates (collectively the "Finance Indemnitees") from and against any expense,
                             -------------------
          loss, damage or liability (including without limitation any arising from any actual or alleged breach of any Environmental Laws) which any of the Finance Indemnitees may incur as a consequence of or in connection with (i) the provision and/or Syndication of the Facilities or the use of proceeds thereof (including the distribution of the Information Memorandum), or (ii) the execution, delivery or performance of any of the Finance Documents, other than, in the case of a Finance Indemnitee, any such expense, loss, damage or liability which is finally determined by a court having jurisdiction (the determination not being subject to appeal) to have resulted principally from the negligence or wilful misconduct of such Finance Indemnitee or which is otherwise reimbursed by a member of the Borrowing Group under the Finance Documents. The Borrowers will further fully indemnify each of the Finance Parties from and against any expense, loss, damage or liability which they may incur as a consequence of any failure to pay any sum due pursuant to the Finance Documents when due, or any failure to borrow when obliged to do so in accordance with this Agreement (including without limitation failure to satisfy any conditions precedent to such borrowing) or repaying an Advance otherwise than on the last day of an Interest Period or otherwise in connection with a breach by the Parent or any member of the Borrowing Group of this Agreement or of any Finance Document, except where it is otherwise reimbursed by a member of the Borrowing Group under the Finance Documents. Without prejudice to its generality, the indemnity in the preceding sentence extends to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any amount which a member of the Borrowing Group fails to pay in breach of this Agreement and to any loss (including loss of profit), premium, penalty or expenses which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund outstanding Advances or any other amount due or to become due under this Agreement.

27.2      Currency Indemnity
          ------------------

          Without prejudice to Clause 27.1, if:-

27.2.1 any amount payable by any Obligor under or in connection with any Finance Document is received by any Finance Party in a currency (the "Payment Currency") other than that agreed in the relevant Finance
           ----------------
          Document (the "Agreed Currency"), whether as a result of any judgement
                         ---------------
          or order or the enforcement thereof, the liquidation of that member or otherwise; and

27.2.2 the amount produced by converting the Payment Currency so received into the Agreed Currency is less than the relevant amount of the Agreed Currency; then the relevant Obligor shall, as an independent obligation, indemnify the relevant Finance Party for the deficiency and any loss sustained as a result. Such conversion shall be made at such prevailing rate of exchange, on such date and in such market as is determined by the relevant Finance Party as being most appropriate for the conversion. The relevant Obligor shall in addition pay the costs of the conversion as an independent and joint and several obligation.

27.3      Waiver
          ------

          Each Obligor waives any right it may have in any jurisdiction to pay any amount under any Finance Document in a currency other than that in which it is expressed to be payable in the relevant Finance Document.


28.       CERTIFICATES CONCLUSIVE
          -----------------------

          A certificate, determination, notification or opinion of a Finance Party, the Majority Lenders or any Lender provided for in any Finance Document shall be conclusive save in the case of manifest error.


29.       GOVERNING LAW
          -------------

          This Agreement shall be governed by and construed in accordance with the laws of England.


30.       JURISDICTION
          ------------

30.1      Submission
          ----------

          For the benefit of each Finance Party, each Obligor agrees that the courts of France and of England shall have jurisdiction to settle any disputes in connection with any Finance Documents and accordingly submits to the jurisdiction of both the French courts and the English courts.

30.2      Service of Process
          ------------------

          (a)  Without prejudice to any other mode of service, each Obligor:-

               (i) irrevocably appoints (x) CEAC, 5-7 allee des Pierres Mayettes, 92636 Gennevilliers, France, as its agent for service of process relating to any proceedings before the French courts in connection with any Finance Document, and (y) Euro Exide, Exide House, Atlantic Square, Station Road, Witham, Essex CM8 EXTOL, England, as its agent for service of process relating to any proceedings before the English courts in connection with any Finance Document;

               (ii) agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned; and

               (iii) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for notices to it from time to time under Clause 21 (Notices).

          (b) Each of CEAC and Euro Exide irrevocably accepts its appointment as agent for service of process under the Finance Documents as set forth in sub-clause (a).

30.3      Forum Convenience and Enforcement Abroad
          ----------------------------------------

          Each Obligor:-

          (a) waives objection to the French and English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with a Finance Document; and

          (b) agrees that a judgement or order of a French court or English court in connection with a Finance Document is (subject to rights of appeal before the French courts (in the case of the judgement of a French court) or English courts (in the case of the judgement of an English court)) conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

30.4      Non-Exclusivity
          ---------------

          Nothing in this Clause 30 limits the right of a Finance Party to bring proceedings against any Obligor in connection with any Finance Document:-

          (a)  in any other court of competent jurisdiction; or

          (b)  concurrently in more than one jurisdiction.


31.       COUNTERPARTS
          ------------

          This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.

     By: /s/ Eric Francey
         ----------------

     Its: Chief Financial Officer
          -----------------------



     EURO EXIDE CORPORATION LIMITED

     By: /s/ Eric Francey
         ----------------

     Its: Agent
          -----



     EXIDE HOLDING EUROPE

     By:/s/ Eric Francey
        ----------------

     Its: Finance Director
          ----------------



     SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.

     By: /s/ Santiago Ramirez
         --------------------

     Its: Chief Executive Officer
          -----------------------



     BANKERS TRUST INTERNATIONAL PLC, in its capacity as Lead Arranger

     By: /s/ Robert Willoughby
        ----------------------

     Its: Vice President
          --------------



     BANKERS TRUST COMPANY, in its capacities as Underwriter, a Lender, Agent and Security Agent

     By: /s/ Robert Willoughby
         ---------------------

     Its: Vice President
          --------------

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacities as Underwriter and a Lender

     By: /s/ Steve Johnson
         -----------------

     Its: Vice President
          --------------



     BANK OF AMERICA INTERNATIONAL LIMITED, in its capacity as a Co-Arranger

     By: /s/ Steve Johnson
         -----------------

     Its: Vice President
          --------------



     BANK OF MONTREAL, in its capacities as Underwriter, Co-Arranger and a Lender

     By: /s/ Anthony Ebdon
         -----------------

     Its: Director
          --------



     CITIBANK INTERNATIONAL PLC, in its capacities as Underwriter and a Co-Arranger

     By: /s/ Iain Fisher
         ---------------

     Its: Vice President
          --------------



     CITIBANK, N.A., in its capacity as a Lender

     By: /s/ Robert Kosian    /s/ Dirk Davidson
         -----------------    -----------------

     Its: Attorney-in-Fact    Attorney-in-Fact
         ------------------   ----------------



     BANCA DI ROMA S.P.A. - SUCCURSALE DE PARIS

     By: /s/ J.M. Vincentelli
         --------------------

     Its: Sous-Director
          -------------

     By: /s/ A. Agnolucci
         ----------------

     Its:  Director
           --------



     BANCA NAZIONALE DEL LAVORO SPA - SUCCURSALE DE PARIS

     By: /s/ Pietro Camillo Bonacchi
         ---------------------------

     Its: Premier Fonde de Pouvoir
          ------------------------


     By: /s/ Francesco Mattel
         --------------------

     Its: Directeur General
          -----------------



     BANCO ESPIRITO SANTO E COMERCIAL DE LISBOA

     By: /s/ H.F.R. Stewart
         ------------------

     Its: Senior Manager
          --------------


     By: /s/ M. Wright
         --------------

     Its: Deputy Manager
          --------------



     BANCO POPOLARE DI BERGAMO - CREDIT VARESINO SCRL

     By: /s/ Giorgio Frigeri
         -------------------

     Its: Chief Executive
          ---------------



     BANQUE NATIONALE DE PARIS

     By: /s/ Bruno Tassart
         -----------------

     Its: First Vice President
          --------------------

     DE NATIONALE INVESTERINGSBANK N.V. - LONDON BRANCH

     By: /s/ Jos Schoolmeesters
         ----------------------

     Its: General Manager
          ---------------


     By: /s/ Gerard Burgers
         ------------------

     Its: Senior Credit Manager
          ---------------------



     INSTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A. - LONDON BRANCH

     By: /s/ Carlo Persico
         -----------------

     Its: Head of Corporate Banking
          -------------------------


     By: /s/ C.C.E. Stamford
         -------------------

     Its: Manager, Corporate Banking
          --------------------------



     KREDIETBANK N.V. - SUCURSALE FRANCAISE

     By: /s/ H. Francois - Marsal
         ------------------------

     Its: responsable du Departement Engagements et Credits
          -------------------------------------------------


     By: /s/ G. Claernan
         ---------------

     Its: responsable - adjoint du Departements Engagement et Credits
          -----------------------------------------------------------



     OSTERREICHISCHE INVESTITIONSKREDIT AG

     By:  /s/ Walter Anscheringer
          -----------------------

     Its: Assistant General Manager
          -------------------------


     By: /s/ Helmut Hinek
         ----------------

     Its: Manager
          -------

     THE SUMITOMO TRUST & BANKING CO., LTD.

     By: /s/ S.E. Williams
         -----------------

     Its: Assistant General Manager
          -------------------------



     UNICREDIT

     By:  /s/ Laurent Gicquel
          -------------------

     Its: Fonde de Pouvoirs
          -----------------



     CREDIT LYONNAIS

     By:  /s/ Jean Louis Joubert
          ----------------------

     Its: Directeur
          ---------



     CREDIT LYONNAIS ESPANA S.A.

     By: /s/ M. Bernard Roy
         ------------------

     Its: Director General Adjunto
          ------------------------

                                  SCHEDULE 1

Names and Addresses                                Tranche A        Tranche B       Revolving
- -------------------                                ---------        ---------       ---------
of Finance Parties                                 Term Loan        Term Loan          Credit
- ------------------                                 ---------        ---------         -------
                                                  Commitment       Commitment      Commitment
                                                  ----------       ----------      ----------
                                                        FF               FF               FF
BANKERS TRUST COMPANY                          49,548,275.34   195,202,497.81  294,560,297.87
1 Appold Street
Broadgate
London EC2A 2HE
Attention: Barry Jeffries/Philip Pentney
Tel: + 44 171 982 2500
Fax: + 44 171 982 2271


BANK OF MONTREAL                               30,761,121.16   121,187,824.31  182,872,258.44
2nd Floor
11 Walbrook
London EC4N 8ED

Documentation/Credit Issues
- ---------------------------
Attention: Tony Ebdon, Director
 Tel: + 44 171 236 1010 ext 3460
Fax:  + 44 171 248 5090

Drawdown Requests:
- ------------------
Attention:  David I. Binning
   Manager Loan & Treasury Liaison
Tel: + 44 171 236 1010 ext 3313
Fax: + 44 171 236 2821
Copy to:  Vera De Costa
Supervisor, LLO
234 Simcoe Street
3rd Floor, T.O.S.C.
Toronto, Ontario
Tel: 00 1 416 867 5185
Fax: 00 1 416 867 4116


CITIBANK, N.A.                                 30,761,121.16   121,187,824.31  182,872,258.44
Structured Finance
Cottons Centre, 5th Floor
Hays Lane
London SE1 2QT
Attention: Steffen Andersen / Bill Ross
Tel: + 44 171 234 2518/2389
Fax: + 44 171 234 2389

                                     S1-1

Names and Addresses                                Tranche A        Tranche B        Revolving
- -------------------                                ---------        ---------        ---------
of Finance Parties                                 Term Loan        Term Loan           Credit
- ------------------                                 ---------        ---------          -------
                                                  Commitment       Commitment       Commitment
                                                  ----------       ----------       ----------
                                                        FF               FF             FF
BANK OF AMERICA
NATIONAL TRUST AND
SAVINGS ASSOCIATION                            30,761,121.16   121,187,824.31   182,872,258.44
Bank of America House
1 Alie Street
London E1 8DE

Documentation/Credit Issues
- ---------------------------
Attention:  Steve Johnson
Tel: + 44 171 634 4385
Fax: + 44 171 634 4155

Drawdown Requests
- -----------------
Attention:  Joy Baker
Loan Services Department
Tel: + 44 181 313 2000 Extn 2503
Fax: + 44 181 313 2740


BANQUE NATIONALE DE PARIS                      18,374,655.37   72,389,575.63    109,235,769.00
BNP Levallois Front de Seine
41, rue Baudin - BP9
92301 Levallois Perret Cedex

Administration
- --------------
Chantal Baudon / Mme. Cajon / Mme. Rodrigo
Tel: + 33 1 40 89 83 10 / 40 89 83 30
Fax: + 33 1 40 89 83 09 / 47 58 09 13

Credit
- ------
Bruno Tassart / Robin Burnett / Benoit Weill
Tel: + 44 171 548 9369 / 9384 / 1332
Fax: + 44 171 548 9499 / 9513


ISTITUTO BANCARIO SAN PAOLO
  DI TORINO S.P.A.
  - LONDON BRANCH                               4,593,663.84   18,097,393.91    27,308,942.25
15 Carter Lane
London EC4 5SP
Attention:  Alan Cleaver
Tel: + 44 171 214 8000
Fax: + 44 171 236 2698

                                     S1-2

Names and Addresses                                Tranche A        Tranche B       Revolving
- -------------------                                ---------        ---------       ---------
of Finance Parties                                 Term Loan        Term Loan          Credit
- ------------------                                 ---------        ---------         -------
                                                  Commitment       Commitment      Commitment
                                                  ----------       ----------      ----------
                                                        FF               FF               FF
BANCO ESPIRITO SANTO E
 COMERCIAL DE LISBOA                            4,593,663.84    18,097,393.91   27,308,942.25
33 Queen Street
London EC4R 1ES

Administration
- --------------
Mrs. M. Wright

Credit
- ------
Mr. G. Harris

Tel: + 44 171 332 4300
Fax: + 44 171 332 4340


DE NATIONALE
 INVESTERINGSBANK N.V.
 - LONDON BRANCH                                6,890,495.76    27,146,090.86   40,963,413.38
22 Eastcheap
London EC3M 1EU

Administration
- --------------
S.M. Fish

Credit
- ------
Gerard Burger

Tel: + 44 171 895 0000
Fax: + 44 171 929 4009


BANCA DI ROMA S.P.A.
  - SUCCURSALE DE PARIS                         4,593,663.84    18,097,393.91   27,308,942.25
21 Avenue George V
75008 Paris

Credit
- ------
Mr. Jose-Marc Vincentelli
Tel: + 33 1 49 52 69 51
Fax: + 33 1 49 52 69 84

                                     S1-3

Names and Addresses                                Tranche A        Tranche B        Revolving
- -------------------                                ---------        ---------        ---------
of Finance Parties                                 Term Loan        Term Loan           Credit
- ------------------                                 ---------        ---------          -------
                                                  Commitment       Commitment       Commitment
                                                  ----------       ----------       ----------
                                                        FF               FF               FF
Operations
- ----------
Ms. Claude Bakhache
Tel: + 33 1 49 52 69 75
Fax: + 33 1 49 52 69 84


BANCA NAZIONALE DEL LAVORO SPA
 - SUCCURSALE DE PARIS                          4,593,663.84    18,097,393.91    27,308,942.25
26 Avenue Des Champs-Elysees
75008 Paris
Attention:  Mr. Pietro Bonacchi /
  Miss Christine De Bo
Tel: + 33 1 40 76 42 08 / 40 76 42 25
Fax: + 33 1 42 25 66 08


BANCA POPOLARE DI BERGAMO
  - CREDIT VARESINO SCRL                        4,593,663.84    18,097,393.91    27,308,942.25
Rue Pierre Corneille, 115
Lyon
France
Attention:  Mr. Michele Gambal /
  Mr. Jean-Jacques Marie
Tel: + 33 78 629 869
Fax: + 33 78 628 155


KREDIETBANK N.V.
  - SUCURSALE FRANCAISE                         6,890,495.76    27,146,090.86    40,963,413.38
9 Grand'Rue - BP 227
59054 - ROUBAIX Cedex 1

Credit
- ------
Mr. Hubert Francois-Marsal
Tel:  + 33 20 89 50 09

Operations
- ----------
Mr. Jean-Christophe Lafon
Tel: + 33 20 89 50 04

Mr. Christian Ryckewaert
Tel: + 33 20 89 50 36
Fax: + 33 20 73 39 23

                                     S1-4

Names and Addresses                                Tranche A        Tranche B        Revolving
- -------------------                                ---------        ---------        ---------
of Finance Parties                                 Term Loan        Term Loan           Credit
- ------------------                                 ---------        ---------          -------
                                                  Commitment       Commitment       Commitment
                                                  ----------       ----------       ----------
                                                        FF               FF               FF
OSTERREICHISCHE
  INVESTITIONSKREDIT AG                         2,296,831.92     9,048,696.95    13,654,471.13
Renngasse 10
A-103 Vienna
Austria

Credit Matters
- --------------
Johannes Wundsam
Tel: + 43 1 53 13 55 77
Fax: + 43 1 53 13 59 09

Treasury Matters
- ----------------
Settlement Department
Tel: + 43 1 53 13 51 62
Fax: + 43 1 53 13 59 79


THE SUMITOMO TRUST &
  BANKING CO., LTD.                             6,890,495.76    27,146,090.86    40,963,413.38
155 Bishopsgate
London EC2M 3XU

Administration
- --------------
Lindsay Pyne

Credit
- ------
John Barker

Tel: + 44 171 945 7000
Fax: + 44 171 945 7177


UNICREDIT                                      11,484,159.61      45,243,484.77  68,272,355.63
Union de Credit pour le Developpment
  Regional - Unicredit
128/130 Boulevard Raspall
75006 Paris
Attention:  Colette de Bertier
Tel: + 33 1 43 23 22 58
Fax: + 33 1 43 23 59 96

                                     S1-5

Names and Addresses                                Tranche A        Tranche B        Revolving
- -------------------                                ---------        ---------        ---------
of Finance Parties                                 Term Loan        Term Loan           Credit
- ------------------                                 ---------        ---------          -------
                                                  Commitment       Commitment       Commitment
                                                  ----------       ----------       ----------
                                                        FF               FF               FF
CREDIT LYONNAIS                                12,860,511.16     50,665,818.01    76,454,648.95
Credit Lyonnais la Defense
Attention: Mr. D'Avout / Mr. Adler
Tel: + 33 1 49 06 35 07
Fax: + 33 1 49 07 42 31


CREDIT LYONNAIS ESPANA, S.A.                    5,512,396.61     21,716,872.69    32,770,730.70
Paseo de la Castellana, 35
28046 - Madrid
Spain
Attention: Maria Real de Asua Guinea
Tel: + 34 1 349 2000
Fax: + 34 1 308 6392

Names and Addresses
- -------------------
of the Lead Borrowers
- ---------------------
COMPAGNIE EUROPEENNE
  D'ACCUMULATEURS S.A.
5-7 allee des Pierres Mayettes
92636 Gennevilliers
France
Attention:  President
Tel: + 33 1 41 21 23 00
Fax: + 33 1 41 21 24 05
with a copy to Eric Francey


EURO EXIDE CORPORATION LIMITED
Exide House
24 Atlantic Square
Station Road
Witham, Essex CM8 2TL
England

Attention: Mike Butterworth
Tel: + 44 1376 510 100
Fax: + 44 1376 510 110

                                     S1-6

Names and Addresses
- -------------------
of the Lead Borrowers
- ---------------------

EXIDE HOLDINGS FRANCE S.A.
5-7 allee des Pierres Mayettes
92636 Gennevilliers
France

Attention:  President
Tel: + 33 1 41 21 23 00
Fax: + 33 1 41 21 24 05
with a copy to Eric Francey


SOCIEDAD ESPANOLA DEL
  ACUMULADOR TUDOR S.A.
Condesa de Venadito, 1
28027 Madrid
Spain

Attention:  Eduardo Garnica
Tel: + 34 1 566 4800
Fax: + 34 1 326 0768


                                     S1-7

                                  SCHEDULE 2
                                  ----------

                              Repayment Schedule
                              ------------------

                                                             Tranche B Multi-
                            Tranche A Term Loan            currency Term Loan
Repayment Date                  Amount (FF)
- --------------              --------------------
November 30, 1996                  30,000,000                     50,000,000
May 31, 1997                       30,000,000                     56,000,000
November 30, 1997                  25,000,000                     56,000,000
May 31, 1998                       30,000,000                     66,000,000
November 30, 1998                  21,000,000                     66,000,000
May 31, 1999                       29,000,000                     66,000,000
November 30, 1999                  21,000,000                     66,000,000
May 31, 2000                       29,000,000                     66,000,000
November 30, 2000                  21,000,000                     66,000,000
May 31, 2001                                0                     93,000,000
November 30, 2001                           0                     93,000,000
May 31, 2002                                0                     93,000,000
November 30, 2002                           0                     93,000,000


; provided that the instalments specified herein shall be reduced in inverse order of maturity by an amount equal to the excess of (i) the Tranche A Term Commitment or the Tranche B Multicurrency Term Commitment, as the case may be, over (ii) the respective amounts drawn thereunder on the Initial Drawdown Date.

                                     S2-1

                                  SCHEDULE 3

                                                             Country of
Borrower                                                     Organisation
- -------------------------------------------------------------------------------
CEAC GROUP:

Accumulateurs Tudor S.A.                                     Belgium

CEAC                                                         France

Exide Holding France S.A. (Tranche A                         France

Borrower only)

Sonnenschein                                                 Germany

Compagnia Generale Accumulatori S.p.a.                       Italy

SINAC S.r.l.                                                 Italy

Fulmen Iberica S.A.                                          Spain

CMP Batteries Limited                                        England

CMP Batterijen B.V.                                          The Netherlands

TUDOR GROUP:

Anker Tudor Batterie GmbH                                    Germany

Elbak Batteriewerke GmbH                                     Austria

Hagen Batterie, A.G.                                         Germany

Manos Verwaltungsgesellschaft GmbH                           Germany

Industria Composizioni Stampate S.P.A                        Italy

T.S. Batterie S.r.l.                                         Italy

Tudor Sonnak A.S.                                            Norway

Sociedade Portuguesa do Acumulador Tudor

S.A.                                                         Portugal

Electro Mercantil Industrial S.A.                            Spain

Gaztambide S.A.                                              Spain

Metalurgica de Gormaz, S.A.                                  Spain

Tudor                                                        Spain

Terrenos y Construcciones S.A.                               Spain

Tudor AB                                                     Sweden

                                     S3-1

                                                 Country of
Borrower                                         Organisation
- -------------------------------------------------------------------------------
Hagen Batterijen B.V.                            The Netherlands
Mercolec Tudor B.V.                              The Netherlands
EURO EXIDE GROUP:
Euro Exide                                       United Kingdom
Exide Batteries Limited                          United Kingdom
B.I.G. Batteries Limited                         United Kingdom
Exide (Dagenham) Limited                         United Kingdom


GUARANTOR                                               COUNTRY OF
- ---------
                                                        ORGANISATION
                                                        ------------
Exide Holdings France S.A.                              France

CEAC GROUP

CEAC                                                    France
Generale D'Affinerie, De Services et De
Transformation                                          France
SINAC S.r.l.                                            Italy
Compagnia Generale Accumulatori S.p.a.                  Italy
Industria Composizioni Stampate S.P.A.                  Italy
Accumulateurs Tudor S.A.                                Belgium
Fulmen Tudor Service S.A.                               Belgium
CMP Batterijen N.V.                                     Belgium
CMP Batterijen B.V.                                     The Netherlands
Fulmen Iberica S.A.                                     Spain
CMP Batterier A/S                                       Denmark
Accumulatorenfabrik Sonnenschein GmbH                   Germany
Centra S.A.                                             Poland

                                     S3-2

 GUARANTOR                                              COUNTRY OF
 ---------
                                                        ORGANISATION
                                                        ------------
[S]                                                     [C]
TUDOR GROUP

Tudor                                                   Spain
Metalurgica De Gormaz, S.A.                             Spain
Electro Mercantil Industrial S.A.                       Spain
Gaztambide S.A.                                         Spain
Terrenos y Construcciones S.A.                          Spain
Manos Verwaltungsgesellschaft GmbH                      Germany
Anker Tudor Batterie GmbH                               Germany
Tudor AB                                                Sweden
Sociedade Portuguesa do Acumulador Tudor S.A.           Portugal
Hagen Batterijen B.V.                                   The Netherlands
Mercolec Tudor B.V.                                     The Netherlands
T.S. Batterie S.r.l.                                    Italy
Lyac Power A/S                                          Denmark

EURO EXIDE GROUP

Euro Exide                                              England
Exide (Dagenham) Limited                                England
B.I.G. Batteries Limited                                England
CMP Batteries Limited                                   England
Exide Batteries Limited                                 England
Fulmen UK Limited                                       England
Gemala Sweden, AB                                       Sweden

                                     S3-3

                                  SCHEDULE 4


                                    PART A

              Form of Drawdown Request in respect of Cash Advance
              ---------------------------------------------------



To:       [Insert details of Agent's administrations department]

Attention:[____]


FF 2,569,000,000 facilities agreement dated 30th November, 1995
- ---------------------------------------------------------------

We refer to the above agreement between, inter alia, ourselves, the Lead Arranger, the Underwriters, the Co-Arrangers, the Lenders described therein and yourselves as Agent (the "Facilities Agreement", which expression includes any amendments or supplements thereto or restatements thereof). Terms defined in the Facilities Agreement have the same meaning in this notice.

Pursuant to Clause 5.1 of the Facilities Agreement, we hereby give you notice of the following proposed drawing of a Cash Advance:

(a)       Borrower:

(b) after giving effect to the Cash Advance, the Gearing Ratio for the [insert name of relevant Borrowing Sub-Group] shall not be greater than 1.25:1.00

(c) Facility: [Tranche A Term/Tranche B Multicurrency Term/Tranche B Multicurrency Revolving] Facility

(d)       Proposed Drawdown Date (a Business Day):

(e)       Currency:

                                     S4-1

(f)       Amount:

(g)       Duration of first Interest Period:

(h)       Payment instructions:

(i)       Purpose:

We confirm that (i) no Event of Default or Potential Event of Default has occurred and is continuing unremedied or unwaived or will occur as a result of making this Advance, (ii) no Event of Default or Default (as defined in the Indentures) has ocurred and is continuing unremedied or unwaived or will occur as a result of the making of this Advance and, (iii) each of the representations and warranties required to be made in accordance with Clause 13 of the Facilities Agreement is true and accurate on the date hereof.

[In case of an extension of credit requested by or on behalf of Accumulatorenfabrik Sonnenschein GmbH or any other Borrower incorporated in Germany (the "Drawdown Request Borrower"), we hereby certify that, after the making of such extension of credit, the aggregate amount which is utilised under the Facilities to or by the Drawdown Request Borrower will be a level of indebtedness which the Drawdown Request Borrower can reasonably be expected to repay without receiving any financial support (other than from its subsidiaries).]


Dated      19[_]

[Borrowers' Agent]


By:  .....................

                                     S4-2

Notes
- -----

(1) No more than ten separate Revolving Credit Advances may be outstanding at any one time.

(2) Currencies other than USD, BF, DEM, ESP, FF, GBP and ITL may not be requested unless the Agent has confirmed in writing to the Borrowers' Agent that such other currency is freely available to all the Lenders and is one in which dealings regularly occur in the London interbank market.

(3) These notes are included for convenience only and are to be ignored in construing the Facilities Agreement.

                                     S4-3

                                    PART B

            Form of Revolving Credit Guarantee/SINAC Term Guarantee
            -------------------------------------------------------
                               Drawdown Request
                               ----------------

                     [Form of Revolving Credit Guarantee/
                     SINAC Term Guarantee to be attached]


To:            [Insert details of Agent's administrations department]

Attention:[_____]



FF 2,569,000,000 facilities agreement dated 30th November, 1995
- ---------------------------------------------------------------

We refer to the above agreement between, inter alia, ourselves, the Lead Arranger, the Underwriters, the Co-Arrangers, the Lenders described therein and yourselves as Agent (the "Facilities Agreement", which expression includes any amendments or supplements thereto or restatements thereof). Terms defined in the Facilities Agreement have the same meaning in this notice.

Pursuant to Clause 5.2 of the Facilities Agreement, we hereby give you notice of the following proposed drawing of a [Revolving Credit Guarantee][SINAC Term Guarantee] under the Tranche B Multicurrency [Revolving][Term] Facility:

(a)       Borrower:

(b) After giving effect to the [Revolving Credit Guarantee] [SINAC Term Guarantee] the Gearing Ratio for the [insert name of relevant Borrowing Sub-Group] shall not be greater than 1.25:1.00.

(c)       Proposed Drawdown Date (a Business Day):

(d)       Currency:

(e)       Amount:


                                     S4-4

(f) Person to whom the Revolving Credit Guarantee is to be issued, together with details of the address for its delivery:

(g)       Expiry date of the Revolving Credit Guarantee:

(h)       Name of proposed Issuing Lender:

We confirm that (i) no Event of Default or Potential Event of Default has occurred and is continuing unremedied or unwaived or will occur as a result of making this Revolving Credit Guarantee, (ii) no Event of Default or Default (as defined in the Indentures) has occurred and is continuing unremedied or unwaived or will occur as a result of the making of this Revolving Credit Guarantee and,
(iii) each of the representations and warranties required to be made in accordance with Clause 13 of the Facilities Agreement are true and accurate on the date hereof.

[In the case of an extension of credit requested by or on behalf of Accumulatorenfabrik Sonnenschein GmbH or any other Borrower incorporated in Germany, we hereby certify that, after the making of such extension of credit, the aggregate amount which is utilised under the Facilities to or by the Drawdown Request Borrower will be a level of indebtedness which the Drawdown Request Borrower can reasonably be expected to repay without receiving any financial support (other than from its subsidiaries).]


Dated       19[_]

[Borrowers' Agent]

By:  .................

                                     S4-5

Notes
- -----

(1) The expiry date of the Revolving Credit Guarantee may not be later than the Final Repayment Date.

(2) Currencies other than USD, BF, DEM, ESP, FF, GBP and ITL may not be requested unless the Agent has confirmed in writing to the Borrowers' Agent that such other currency is freely available to all the Lenders and is one in which dealings regularly occur in the London interbank market.

(3) These notes are included for convenience only and are to be ignored in construing the Facilities Agreement.

                                     S4-6

                                    PART C

            Form of Revolving L/C or Banesto Term Letter of Credit
            -------------------------------------------------------
                               Drawdown Request
                               ----------------


                   [Form of letter of credit to be attached]


To:            [Insert details of Agent's administrations department]

Attention:[_____]



FF 2,569,000,000 facilities agreement dated 30th November, 1995
- ---------------------------------------------------------------

We refer to the above agreement between, inter alia, ourselves, the Lead Arranger, Underwriters, Co-Arrangers, the Lenders described therein and yourselves as Agent (the "Facilities Agreement", which expression includes any amendments or supplements thereto or restatements thereof). Terms defined in the Facilities Agreement have the same meaning in this notice.

Pursuant to Clause 5.3 of the Facilities Agreement, we hereby give you notice of the following proposed drawing of a [Revolving L/C][Banesto Term Letter of Credit] under the Tranche B Multicurrency [Term][Revolving] Facility:

(a)       Borrower:

(b) After giving effect to the [Revolving L/C] [Banesto Term Letter of Credit] the Gearing Ratio for the [insert name of relevant Borrowing Sub-Group] shall not be greater than 1.25:1.00.

(c)       Proposed Drawdown Date (a Business Day):

(d)       Maximum aggregate liability under the Letter of Credit:

(e)       Currency:

                                     S4-7

(f) Person to whom the Letter of Credit is to be issued, together with details of the address for its delivery:

(g)  Expiry date of the Letter of Credit:

(h)  Name of proposed Issuing Lender:

We confirm that (i) no Event of Default or Potential Event of Default has occurred and is continuing unremedied or unwaived or will occur as a result of making this Revolving L/C, (ii) no Event of Default or Default (as defined in the Indentures) has occurred and is continuing unremedied or unwaived or will occur as a result of the making of this Revolving L/C and, (iii) each of the representations and warranties required to be made in accordance with Clause 13 of the Facilities Agreement are true and accurate on the date hereof.


[In the case of an extension of credit requested by or on behalf of Accumulatorenfabrik Sonnenschein GmbH or any other Borrower incorporated in Germany (the "Drawdown Request Borrower"), we hereby certify that, after the making of such extension of credit, the aggregate amount which is utilised under the Revolving Credit Facility to or by the Drawdown Request Borrower will be a level of indebtedness which the Drawdown Request Borrower can reasonably be expected to repay without receiving any financial support (other than from its subsidiaries).]


Dated               19[_]

[Borrowers' Agent]

By:    .......................



                                     S4-8

Notes
- -----

(1) The expiry date of the [Revolving L/C][Banesto Term Letter of Credit] may not be later than five business days before the Final Repayment Date and not more than 365 days following the relevant Drawdown Date.

 (2) Currencies other than USD, BF, DEM, ESP, FF, GBP and ITL may not be requested unless the Agent has confirmed in writing to the Borrowers' Agent that such other currency is freely available to all the Lenders and is one in which dealings regularly occur in the London interbank market.

 (3) These notes are included for convenience only and are to be ignored in construing the Facilities Agreement.



                                     S4-9

                                  SCHEDULE 5



                                     S5-1

                                  SCHEDULE 6

                Calculation of the Mandatory Liquid Asset Costs
                -----------------------------------------------
                           for any Sterling Advances
                           -------------------------



(a) The Mandatory Liquid Asset Costs for an Advance if denominated in GBP for each Interest Period for that Advance is calculated in accordance with the following formula:

     BY + L(Y-X) + S(Y-Z)   % PER ANNUM
     --------------------
100 - (B+S)

     where on the day of the application of the formula:

     B is the percentage of the Agent's eligible liabilities which the Bank of England then requires the Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

     Y is the rate at which GBP deposits are offered by the Agent to leading banks in the London interbank market at or about 11.00 a.m. on that day for the relevant period;

     L is the percentage of eligible liabilities which (as a result of the requirements of the Bank of England) the Agent maintains as secured money with members of the London Discount Market Association or in certain marketable or callable securities approved by the Bank of England, which percentage shall (in the absence of evidence that any other figure is appropriate) be conclusively presumed to be 5 per cent.;

     X is the rate at which secured GBP deposits may be placed by the Agent with members of the London Discount Market Association at or about
          11.00 a.m. on that day for the relevant period or, if greater, the rate at which GBP bills of exchange (of a tenor equal to the duration of the relevant period) eligible for rediscounting at the Bank of England can


                                     S6-1
          be discounted in the London Discount Market at or about 11.00 a.m. on that day;

     S is the percentage for the Agent's eligible liabilities which the Bank of England requires the Agent to place as a special deposit; and

     Z is the interest rate per annum allowed by the Bank of England on special deposits.

(b)  For the purposes of this Schedule:

     (i)  "eligible liabilities" and "special deposits" have the meanings given
          ----------------------     ------------------
          to them at the time of application of the formula by the Bank of England; and

     (ii) "relevant period" in relation to each Interest Period means:
          -----------------

          (A)  if it is 3 months or less, that Interest Period  or

          (B)  if it is more than 3 months, 3 months.

 (c) In the application of the formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages, e.g. if B=0.5% and Y = 15%, BY would be calculated as 0.5 x 15.

 (d) The formula is applied on the first day of each relevant period. Each amount is rounded up to the nearest one-sixteenth of one per cent.

 (e) If the Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Agent (after consultation with the Lenders) shall notify the Borrower's Agent of the manner in which the Mandatory Liquid Asset Costs for such Advances will subsequently be calculated. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on all the Obligors.


                                     S6-2

                                  SCHEDULE 7
                           GEARING RATIO CERTIFICATE



THE UNDERSIGNED HEREBY CERTIFIES THAT:

     (i)  I am the duly elected [Title] of EHE a ________ corporation;

     (ii) I have reviewed the terms of the Facilities Agreement dated 30th November, 1995 among Compagnie Europeenne D'Accumulateurs S.A., Euro Exide Corporation Limited, Exide Holdings France S.A. and Sociedad Espanola Del Acumulador S.A., as the Lead Borrowers, Bankers Trust Company, as Lead Arranger, Agent, Security Agent and Underwriter and the Underwriters, Co-Arrangers and Lenders named therein, as amended, supplemented or otherwise modified to the date hereof (said Facilities Agreement, as so amended, supplemented or otherwise modified, being the "FACILITIES AGREEMENT", the terms defined therein and not othewise defined in this Certificate have the meanings assigned in the Facilities Agreement) and have made or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the [insert "Borrowing Group" or name of relevant Borrowing Sub-Group as applicable] as of the last day of the most recently ended Accounting Quarter;

     (iii) I hereby certify, after giving effect on a pro forma basis to each transaction permitted under clause (ix)(b) of "Permitted Investments", Clauses 13.2.8(f), 13.2.8(g), 13.2.8(i), 13.2.9(b) and 13.2.12(viii) of the Facilities
Agreement which [has occurred in the case of a Certificate delivered pursuant to Clause 13.2.12(viii) or 13.3.4(e)] [has occurred or is proposed in the case of a Certificate delivered pursuant to Clause (ix)(b) of the definition of "Permitted Investment", 13.2.8(f), 13.2.8(g), 13.2.8(i) or 13.2.9(b)], as follows :

A. Total Borrowings of the [insert
"Borrowing Group" or name of
relevant Borrowing Sub-Group as
applicable]                                        $________________

B. Cash and Permitted Investments described
in sub-clauses (ii) to (vi) (inclusive) of the
definition of "Permitted Investments":             $________________

                                     S7-1

C. A minus B:                                      $________________

D. Net Worth of the [insert "Borrowing
Group" or name of relevant Borrowing Sub-
Group as applicable]:                              $________________

E. [Loans by any member of the Borrowing
Group to, or other Financial Indebtedness
(including without limitation but without
duplication guarantees) of any member of the
Borrowing Group in respect of, the Parent or
any of its subsidiaries (other than a member
of the Borrowing Group)] [Loans by any
member of the [insert name of relevant
Borrowing Sub-Group] to, or Financial
Indebtedness (including without limitation
but without duplication guarantees) of any
member of such Borrowing Sub-Group in
respect of, the Parent or any of its subsidiaries
(other than a member of such Borrowing Sub-
Group or another Borrowing Sub-Group)]:            $________________

F. D minus E:                                      $________________

Gearing Ratio (C) : (F):                           ____:1.00
[Maximum Gearing Ratio permitted under the
Facilities Agreement other than in the case of
Clause 13.2.8(f)]                                  1.25:1.00

[Maximum Gearing Ratio permitted under
Clause 13.2.8(f)]                                  1.20:1.00


This Certificate is delivered pursuant to Clause [13.3.4(e)[, [(ix)(b) of the definition of "Permitted Investments"] [13.2.8(f)], [13.2.8(g)], [13.2.8(i)],
[13.2.9(b)] [13.2.12(viii)] of the Facilities Agreement on this _____ day of
__________.


                                     S7-2

                           [Insert name of Company]

                           By:      _________________________
                           Title:   _________________________


                                     S7-3

                                  SCHEDULE 8
                           Form of Deed of Accession
                           -------------------------

THIS DEED is made this [____] day of __________, by [__________], as Borrowers, and
[__________], as Guarantors, IN FAVOUR OF:

(1)       EXIDE HOLDING EUROPE, as Borrowers' Agent (the "Borrowers' Agent")

(2)       BANKERS TRUST COMPANY as Lead Arranger and an Underwriter;

(3)       BANKERS TRUST COMPANY, as Agent (the "Agent");

(4)       BANKERS TRUST COMPANY, as Security Agent;

(5) THE LENDERS AND OTHER UNDERWRITERS AND CO-ARRANGERS PARTY TO THE FACILITIES AGREEMENT DESCRIBED BELOW; and

(6)       THE OBLIGORS PARTY TO THE FACILITIES AGREEMENT DESCRIBED BELOW.

WHEREAS:

(A) This Deed is supplemental to a facilities agreement (the "FACILITIES AGREEMENT", which expression includes any amendments or supplements thereto or restatements thereof) dated 30th November, 1995 made among the parties referred to in paragraphs (1) to (6) above

(B) [[insert name of party or parties] wish[es] to accede to the Facilities Agreement as a Borrower [and a Guarantor.]

[(C)] [[insert name of party or parties] wish[es] to accede to the Facilities Agreement as a Guarantor.]

NOW THIS DEED WITNESSETH AS FOLLOWS:

(1) Words and expressions defined in the Facilities Agreement shall have the same meanings when used herein.


                                     S8-1

[delete as appropriate:]

[(2)      [insert name or names of Borrower(s)] [each] hereby:

          (a) agrees to be bound by all the terms and conditions of the Facilities Agreement insofar as they relate to a Borrower as if it were a party to the Facilities Agreement in such capacity; and

          (b) confirms that it shall not be entitled to utilise any of the Facilities until such time as the conditions precedent to such use, set forth in the Facilities Agreement, are satisfied, following which it shall be entitled to utilise the Tranche B Multicurrency Revolving Facility [and/or Tranche B Term Facility] subject to the terms thereof.]

[(2)/(3)] [insert name or names of Guarantor(s)] [including any Borrowers]
          [each] hereby:

          (a) agrees to be bound by all the terms and conditions of the Facilities Agreement insofar as they relate to a Guarantor (including without limitation Clause 15 (Guarantee) and Clause 30 (Jurisdiction) of the Facilities Agreement) as if it were a party to the Facilities Agreement in such capacity; and

          (b) represents and warrants to the Agent and the other Finance
              Parties:

              (i) in the terms of Clause 12.2 to 12.12 inclusive as of the date hereof, and

              (ii) in the terms of Clauses 12.13 to 12.18 as of the Initial
                   Drawdown Date,

          subject in each case to the terms of Clauses 12.1.2(i), (ii) and (iv).

[(3)/(4)] [Each of t][T]he undersigned [Borrower[s] and/or Guarantor[s]] agrees to be bound by all the terms and conditions of the Facilities Agreement insofar as they relate to an Obligor as if it were a party to the Facilities Agreement in such capacity.

[(4)/(5)] [The foregoing notwithstanding, the obligations of the undersigned
          Guarantors under the foregoing shall be limited as follows:


                                     S8-2

          [limitations to guarantees, if not already in Facilities Agreement]

[(5)/(6)] [Each of t][T]he undersigned [Borrower[s] and/or Guarantor[s]] confirms that its address for the purposes of Clause 21 (Notices) of the Facilities Agreement is set out under its name as follows:

          [Name]
          [Address]

          Attention:    [        ]
          Facsimile:    [          ]

[(6)/(7)] Each of the undersigned hereby agrees that [insert name of Borrowers and/or Guarantors] shall, from the date of the later of (i) the execution by Agent of this Deed and (ii) the execution by Borrower's Agent of this Deed, accede to the Facilities Agreement as if it were a [Borrower and/or Guarantor] and an Obligor named therein and a party thereto.

[(7)/(8)] This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[(8)/(9)] This Deed shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF the undersigned have caused this Deed to be duly executed and delivered the day and year first above written.

EXECUTED and DELIVERED      )
as a deed                   )
for and on behalf of        )
[    ]                      )
by                          )
in the presence of          )


EXECUTED and DELIVERED      )
as a deed                   )


                                     S8-3
for and on behalf of        )
[______]                    )
as Borrowers' Agent         )
by [_____]                  )
in the presence of:         )


SIGNED by
for and on behalf of)
BANKERS TRUST COMPANY,
as Agent

 .............................

Date:


                                     S8-4

                                  SCHEDULE 9
                                  ----------

                         Form of Transfer Certificate
                         ----------------------------

[Note: the Transferor and Transferee should ensure that all regulatory requirements (in particular compliance with the Financial Services Act 1986 and any regulations made thereunder) are satisfied in connection with their entry into of their Transfer Certificate.]


                             TRANSFER CERTIFICATE
                             --------------------

To:                              [name of Agent]
                                 for and on behalf of the Obligors, Lenders and other Finance Parties (each as defined in the Facilities Agreement referred to below).

From:                            [insert name of Transferor] (the "Transferor")

                                 [insert name of Transferee] (the "Transferee")

This transfer certificate (this "Certificate") relates to a Facilities Agreement dated 30th November, 1995, and made among [_], as Borrowers' Agent, Bankers Trust Company, as Agent, Lead Arranger and an Underwriter, and the Co-Arrangers, Lenders and other Underwriters described therein (the "Facilities Agreement", which expression includes any amendments or supplements thereto or restatements thereof). Terms defined in the Facilities Agreement shall, unless otherwise defined in this Certificate, have the same meanings when used in this Certificate.

                                 The Transferor by its execution of this
                                 Certificate:-

                                 (a) confirms that the details which appear in column II of the First Schedule of this Certificate accurately state, respectively, the amount of the Transferor's Commitment and the Transferor's participation in Advances as at the date of this Certificate;

                                     S9-1

                                 (b) requests the Transferee to accept and procure, in accordance with Clause 25.3 of the Facilities Agreement, transfer to the Transferee of the portion of the Transferor's participation in the Facilities specified in column III of the First Schedule of this Certificate by counter-signing this Certificate and delivering it to the Agent at its address for the giving of notices under the Facilities Agreement so as to take effect on the date specified in the Second Schedule of this Certificate (the "Transfer Date").

1 The Transferee by its execution of this Certificate requests the Obligors, the Lenders, the Agent and the other Finance Parties to accept this Certificate as being delivered under and for the purposes of Clause 25.3 of the Facilities Agreement so as to take effect in accordance with the terms of that Clause on the Transfer Date .

2 [The Transferee undertakes to pay to the Agent for the Agent's own account a transfer fee of GBP 500 as provided in Clause 25.3.2(d) of the Facilities Agreement. ]

3 The Transferee hereby: (a) confirms that it has received from the Transferor a copy of the Facilities Agreement together with such other documents and information as it has requested in connection with this transaction;

                                 (b) confirms that it has not relied, and will not hereafter rely, on the Transferor or any other Finance Party to the Facilities Agreement or any of the other Finance Documents to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such documents or information ;


                                     S9-2

                                 (c) agrees that it has not relied, and will not hereafter rely, on Transferor or any other Finance Party to the Facilities Agreement or any of the other Finance Documents to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrowers, the other Obligors or any other party to the Facilities Agreement or the other Finance Documents; and

                                 (d) represents and warrants to the Transferor and all other parties to the Facilities Agreement that it (i) has power to become a party to the Facilities Agreement as a "Lender" on the terms herein and therein set out, and
                                 (ii) has taken all necessary steps to authorise execution and delivery of this Certificate .

4 Neither the Transferor nor any other Finance Party to the Facilities Agreement makes any representation or warranty nor assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents and assumes no responsibility for the financial condition of the Borrowers, the other Obligors or any other party to the Finance Documents or for the performance and observance by each Borrower or any other Obligor of any of its obligations under the Finance Documents and any and all such representations and warranties and responsibility, whether express or implied by law or otherwise, are hereby excluded.

5 On execution of this Certificate by the Agent for itself and on behalf of the Obligors, the Lenders (other than the Transferor) and the other Finance Parties, each of them accepts the Transferee on and with effect from the Transfer Date as a party in substitution for the Transferor with respect to all those rights and obligations which by the terms of the Facilities Agreement and this Certificate are assumed by the Transferor.


                                     S9-3

6 By its execution hereof, the Transferee confirms the appointment of [insert name of Agent] to act as its agent under and in connection with the Finance Documents and irrevocably authorises the Agent and the Security Agent, respectively, for and on its behalf to exercise such rights, powers and discretions as are delegated to it by the terms of the Finance Documents, together with all such rights, powers and discretions as are incidental thereto, and to give a good discharge for any moneys payable under the Finance Documents.

7 This Certificate and the rights and obligations of the parties hereto shall be governed by and construed in accordance with English law.

AS WITNESS the hands of authorised signatories for and on behalf of the Transferor, the Transferee and the Agent on the respective dates appearing below.


                                     S9-4

                  First Schedule to the Transfer Certificate
                  ------------------------------------------

I                            II                     III
- -                            --                     ---

                                                    Position to be
                             Transferor Position    Transferred to
Facility Details             Prior to Transfer      Transferee
- ----------------             -----------------      ----------
Tranche A Term               FF [_]


                             FF [_]

Commitment


Tranche A Term               FF [_]


                             FF [_]
Cash Advances

Tranche B Multicurrency      FF [_]                FF [_]
Term Commitment

Tranche B Multicurrency      FF [_]                FF [_]
Term Cash Advances

Tranche B Multicurrency      FF [_]                FF [_]
Term Deemed Advances

Tranche B Multicurrency      FF [_]                FF [_]
Revolving Commitment

Tranche B Multicurrency      FF [_]                FF [_]
Revolving Cash Advances

Tranche B Multicurrency      FF [_]                FF [_]
Revolving Deemed Advances

Notes
- -----

                                     S9-5

(1) Details of the Tranche B Multicurrency Revolving Cash Advances and the Deemed Advances and WCP Advances transferred are as follows:

          Amount                       Duration
          ------                       --------

[______]  [_] month(s) maturing [____] 19 [_]

[______]  [_] month(s) maturing [____] 19 [_]

          of which the following are:-


(a)       WCP Advances:

          Amount                       Duration
          ------                       --------

                                       Borrower
                                       --------

[_________]                            [____] month(s) maturing [____] 19[_]

[_________]                            [_] month(s) maturing [_] 19[_]

(b)       Deemed Advances:

          Amount                       Instrument          Issuer      Maturity
          ------                       ----------          ------      --------

[______]  [Revolving L/C/Revolving
                       Credit Guarantee/Banesto
                       Term Letter of Credit/SINAC
                       Term Guarantee]

                                     S9-6

                  Second Schedule to the Transfer Certificate
                  -------------------------------------------

                    Particulars relating to the Transferee
                    --------------------------------------


Transfer Date:

Lending Office:

Contact Name:

Account for Payments:

Telephone:

Facsimile:


[Transferor]
                                             [Transferee]



By .............                        By:.............

Date:  [_____] 19 [__]      Date:  [_____] 19 [__]



[Agent]


By:  ..............

Date:  [_____) 19 [__]


                                     S9-7

                                  SCHEDULE 10

                     FORM OF BANESTO TERM LETTER OF CREDIT

                         IRREVOCABLE LETTER OF CREDIT



                                                               ___________  1995



IRREVOCABLE LETTER OF CREDIT NO.:______

La Corporacion Industrial y
 Financiera de Banesto (the "Seller")
P/o/ Castellana 7
28046 Madrid, Spain


Ladies and Gentlemen:

          At the request, on the instructions and for the account of Sociedad Espanola del Acumulador Tudor S.A., a Spanish company ("Tudor"), we hereby establish this irrevocable Letter of Credit in favor of Seller, in the amount of 3,122,885,597 pesetas (as reduced from time to time in accordance with the provisions hereof, the "Stated Amount"), of which (a) an aggregate amount not exceeding 2,998,270,000 pesetas (as reduced from time to time in accordance with the terms hereof, the "Principal Component") may be drawn upon with respect to the payment of the unpaid principal amount of the Seller Convertible Bonds (as defined below) and (b) an aggregate amount not exceeding 124,615,597 pesetas (as reduced from time to time in accordance with the terms hereof, the "Interest Component") may be drawn upon with respect to the payment of interest accrued on the Seller Convertible Bonds on or prior to their stated maturity date. This Letter of Credit is being issued to support the obligations of Tudor to make payments owing by it in respect of the 299,827 convertible bonds maturing December 28, 1997, of pesetas 10,000 face value each, of Tudor which are owned by the Seller (the "Seller Convertible Bonds") as described in the Purchase Agreement dated as of July 22, 1994 between Exide Corporation, a Delaware corporation (the "Company") and the Seller (the "Purchase Agreement"). All drawings under this Letter of Credit shall be paid by us in pesetas. This Letter of Credit is irrevocable and is non-transferable.

          Subject to the foregoing and the further provisions of this Letter of Credit, a demand for payment may be made by you by presentation to us at 1 Appold Street, London EC2A 2HE, England, Attention: Letter of Credit Division, or at any other office in the United Kingdom which may be designated by us by written notice delivered to you, or sent to us by facsimile (No. +44-171-982-_____), Attention: Letter of Credit Division) followed by delivery of the original documents not later than our close of business on the following Business Day, of a sight draft(s) drawn on Bankers Trust Company at 1 Appold Street, London EC2A 2HE, England under this Letter of Credit and bearing on its face the clause "Drawn under Bankers Trust Company Irrevocable Letter of Credit No. _______," accompanied by a drawing certificate on your letterhead:

          (a) except in the circumstances described in following clause (c), if the drawing is being made with respect to principal of the Seller Convertible Bonds (an "A Drawing"), receipt by us of a written certificate in the form of Annex A attached hereto appropriately completed and signed by an Authorized Officer of the Seller;

          (b) except in the circumstances described in following clause (c), if the drawing is being made with respect to the payment of interest due on the Seller Convertible Bonds (a "B Drawing"), receipt by us of a written certificate in the form of Annex B attached hereto appropriately completed and signed by an Authorized Officer of the Seller; or

          (c) if the drawing is being made with respect to the payment of principal of, and interest on, the Seller Convertible Bonds (1) following either (x) your receipt of a Notice of Termination or Notice of Expiration as provided below or (y) our failure to reinstate the Interest Component of the Letter of Credit after the making a B Drawing (which failure has continued for 10 or more Business Days after the making of the respective B Drawing) or (2) constitutes an Expiry Drawing (as defined below) (with any drawing as described in this clause (c) being herein called a "C Drawing"), receipt by us of a written certificate in the form of Annex C attached hereto appropriately completed and signed by an Authorized Officer of the Seller.

          Demands for payment may be made by you under this Letter of Credit at any time during our business hours at our aforesaid address on a Business Day. If demand for payment is made by you hereunder at or prior to 11 A.M. (London time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount demanded at our office referred to above not later than 10 A.M. (London time) on the third next succeeding Business Day. If demand for payment is made by you hereunder after 11 A.M. (London time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount demanded not later than 10 A.M. (London time) on the fourth next succeeding Business Day. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are entitled to do so.

          The Stated Amount of this Letter of Credit shall be reduced to zero on the earliest of (i) that date upon which all Seller Convertible Bonds have been repaid in full, (ii) the close of business on the Stated Expiry Date and (iii) if we have given you written notice that an Event of Default (as defined in the Facility Agreement hereinafter referred to) has occurred under the Facilities Agreement dated __________, 1995, among inter alia (1) Tudor, Compagnie
                                        ----- ----
Europeenne d'Accumulateurs S.A., Euro Exide Corporation Limited and Exide Holdings France S.A., as Lead Borrowers, (2) the Co-Arrangers and Underwriters named therein, (3) various lenders and (4) Bankers Trust Company, as Lead Arranger, Security Agent and Agent (the "Agent"), as amended or replaced from time to time in the future without your consent (the "Credit Agreement"), and that this Letter of Credit will terminate (any such notice, a "Notice of Termination") at the close of business on the day occurring sixty days after the day upon which we have so notified you; this Letter of Credit shall automatically terminate and be delivered to us for cancellation. Following receipt of a Notice of Termination from us pursuant to clause (iii), you shall be entitled to draw hereunder an amount (in pesetas) which is the lesser of (a) the Stated Amount of the Letter of Credit as in effect on the date of drawing or
(b) the total outstanding principal of, and accrued and unpaid interest on, the Seller Convertible Bonds on the date of drawing.

          It is a condition of this Letter of Credit that it shall be automatically renewed on the Stated Expiry Date then in effect for a term commencing on the Stated Expiry Date to the date occurring one year after the Stated Expiry Date then in effect unless we shall notify you in writing (any such notice, a "Notice of Expiration") prior to the date which occurs sixty days before the Stated Expiry Date then in effect that the Letter of Credit shall expire on such Stated Expiry Date. In the event you are so notified, upon receipt of such Notice of Expiration you shall be entitled to draw hereunder an amount (in pesetas) which is the lesser of (a) the Stated Amount of the Letter of Credit as in effect on the date of drawing or (b) the total outstanding principal of, and accrued and unpaid interest on, the Seller Convertible Bonds on the date of drawing. Notwithstanding the foregoing, the Stated Expiry Date shall not extend beyond August 30, 1999 (the "Outside Expiry Date"). Whether or not you have received a Notice of Expiration, if any Seller Convertible Bonds remain outstanding after the date which occurs 30 days before the Outside Expiry Date, if this Letter of Credit is then in effect you shall be entitled to draw hereunder (any such drawing, an "Expiry Drawing") an amount (in pesetas) which is the lesser of (a) the Stated Amount of the Letter of Credit as in effect on the date of drawing or (b) the total outstanding principal of, and accrued and unpaid interest on, the Seller Convertible Bonds on the date of drawing.

          Demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the same shall be in effect from time to time (i.e., as same may be reduced from time to time and as same may have been reinstated by us as provided in the next paragraph). Subject to the preceding sentence, each "A Drawing" honored by us hereunder shall pro tanto reduce the Principal Component, and each "B Drawing" honored by us hereunder shall pro tanto reduce the Interest Component. Upon the occurrence of any "C Drawing" honored by us hereunder, the Principal Component and Interest Component shall each be reduced to zero. In addition, the Principal Component and Interest Component shall be permanently reduced from time to time by the respective amounts stated in a certificate in the form of Annex D attached hereto appropriately completed and signed by an Authorized Officer of the Seller. Any reduction in the Principal Component or Interest Component shall result in a corresponding reduction in the Stated Amount, it being understood that after the effectiveness of any such reduction you shall no longer have any right to make a drawing hereunder in respect of the amount of such principal and/or interest on the Seller Convertible Bonds causing or corresponding to such reduction.

          Upon your receipt of a notice from us after any payment in respect of a "B Drawing" in the form of Annex E stating that the Interest Component shall be reinstated, then on the date of your receipt of such notice the Interest Component shall be reinstated to the amount thereof as in effect before the making of the respective B Drawing; provided, however, that in no event shall the Interest Component be reinstated to an amount in excess of 180 days' interest (computed at a rate of 8.3125% per annum and on the basis of a 360-day year, actual days elapsed, notwithstanding the actual rate borne from time to time by the Seller Convertible Bonds) on the then applicable Principal Component at the time of any such reinstatement if, after any B Drawing that is made, we have not reinstated the Interest Component as provided above in this paragraph within 10 Business Days after such B Drawing, then at any time thereafter (unless and until the Interest Component has been reinstated prior to the making of the drawing hereinafter described in this sentence), you shall be entitled to make a "C Drawing" in an amount (in pesetas) which is the lesser of (a) the Stated Amount of the Letter of Credit as in effect on the date of such drawing or (b) the total outstanding principal of, and accrued and unpaid interest on, the Seller Convertible Bonds on the date of drawing.

          Only the Seller may make a drawing under this Letter of Credit. Upon the payment to the Seller, to its designee or to its account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment to any person who may have made or makes a demand for payment of principal of, or interest on, any Seller Convertible Bond. By paying to the Seller an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

          This Letter of Credit applies only to the payment of principal of the Seller Convertible Bonds and up to 180 days' interest (computed as aforesaid) accruing on the Seller Convertible Bonds on or prior to the expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal or premium which may be payable with respect thereto after such date.

          Upon the earliest of (i) the making by you of a "C Drawing" available to be made hereunder (after giving effect thereto), (ii) that date upon which the Stated Amount of this Letter of Credit is reduced to zero in accordance with the sixth preceding paragraph, (iii) receipt of a certificate signed by an Authorized Officer of the Seller stating that no Seller Convertible Bonds remain outstanding and (iv) the close of business on the Stated Expiry Date, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

          As used herein (a) "Authorized Officer" shall mean any of Alfredo Saenz Abad, Santiago Zaldumbide Viadas or Jose Luis Fernandez; (b) "Business Day" shall mean any day on which we are open for the purpose of conducting commercial banking business at the office at which drawings may be made under this Letter of Credit; (c) "Dollar Equivalent" shall mean, with respect to any currency other than U.S. Dollars, the amount of U.S. Dollars into which such currency could be converted at the Exchange Rate; and (d) "Stated Expiry Date" shall mean, at any given time, December 28, 1996, or such later date, if any, to which the Stated Expiry Date has been extended as provided above in this Letter of Credit.

          This Letter of Credit may not be transferred or assigned, either in whole or in part. Multiple drawings may be made under this Letter of Credit, subject to the terms and conditions hereof.

          Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 1 Appold Street, London EC2A 2HE, England, Attention: Letter of Credit Division, specifically referring to this Letter of Credit by number.

          This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificate(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s).

          This credit is issued subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters governed by the Uniform Customs, be governed by and construed in accordance with the laws of the said State.

                                        Very truly yours,

                                        BANKERS TRUST COMPANY



                                        By:   __________________________
                                              Name:
                                              Title:

                           Annex A to Irrevocable Letter of Credit No. _________


                          CERTIFICATE FOR "A" DRAWING


                                    [Date]


[Name and Address of
Issuing Bank]


Attention:  Letter of Credit Division


Re:  Irrevocable Letter of Credit No.
- ----------------------------------------

          1. [insert name of Authorized Officer executing this certificate], a duly Authorized Officer of Corporacion Industrial y Financiera de Banesto (the "Beneficiary"), hereby certifies to [Name of Issuing Bank] (the "Bank") that:

          (1) Unless otherwise defined herein, all capitalized terms used herein and defined in the above-referenced Letter of Credit shall be used herein as so defined.

          (2) Beneficiary is making a drawing under the Letter of Credit in the amount of _____________ pesetas, /1/ which will be applied to the payment of principal of the Seller Convertible Bonds, which amount became due and payable pursuant to the terms thereof on __________, 199 ___./2/ The amount demanded hereby has previously been demanded by the Beneficiary to be paid by Tudor (with a copy of such notice furnished to the Agents) on __________, 199 ___,/3/ and has not been paid. The amount demanded hereby does not on the date hereof, and will not on the date payment hereunder is required to be made, exceed either (x) the Principal Component of the Letter of Credit as then in effect or (y) the Stated Amount of the Letter of Credit as then in effect, and the Letter of Credit has not terminated in accordance with its terms prior to the date of making this drawing.

 _____________________

   /1/ Amount inserted must not exceed the Stated Amount or the Principal Component of the Letter of Credit at the time of drawing.

   /2/ The date must be at least 10 Business Days prior to the date of the drawing under the Letter of Credit.

   /3/ The date inserted must be at least 10 Business Days prior to the making of the drawing.

          (3) Upon its receipt of the amount demanded under the Letter of Credit, Beneficiary will apply same directly to the payment of the unpaid principal of the Seller Convertible Bonds.

          (4) Upon the making of the payment in respect of this drawing, the Bank shall (and the Beneficiary hereby agrees that the Bank shall) be subrogated to all rights of the Beneficiary with respect to the repayment of the amounts demanded hereby, and to all guarantees and security therefor, if any. Promptly following the payment in full of any Seller Convertible Bond all or any portion of which was repaid with a drawing under this Letter of Credit, the Beneficiary shall deliver such Seller Convertible Bond to the Bank.


          IN WITNESS WHEREOF, Beneficiary has executed and delivered this Certificate as of the ____ day of ______, 199___.



                                        [NAME OF BENEFICIARY]



                                        By:  ___________________
                                             Name:
                                             Title:


Payment Instructions:

                           Annex B to Irrevocable Letter of Credit No. _________


                          CERTIFICATE FOR "B" DRAWING


                                    [Date]


[Name and Address of
Issuing Bank]


Attention:  Letter of Credit Division


Re:  Irrevocable Letter of Credit No.
- ----------------------------------------

          1. [insert name of Authorized Officer executing this certificate], a duly Authorized Officer of Corporacion Industrial y Financiera de Banesto (the "Beneficiary"), hereby certifies to [Name of Issuing Bank] (the "Bank") that:

          (1) Unless otherwise defined herein, all capitalized terms used herein and defined in the above-referenced Letter of Credit shall be used herein as so defined.

          (2) Beneficiary is making a drawing under the Letter of Credit in the amount of _____________ pesetas,/1/ which will be applied to the payment of interest on the Seller Convertible Bonds, which amount became due and payable pursuant to the terms thereof on __________, 199 ___./2/ The amount demanded hereby has previously been demanded by the Beneficiary to be paid by Tudor (with a copy of such notice furnished to the Agents) on __________, 199 ___,/3/ and has not been paid. The amount demanded hereby does not on the date hereof, and will not on the date payment hereunder is required to be made, exceed either (x) the Interest Component of the Letter of Credit as then in effect or (y) the Stated Amount of the Letter of Credit as then in effect, and the Letter of Credit has not terminated in accordance with its terms prior to the date of making this drawing.

          (3) Upon its receipt of the amount demanded under the Letter of Credit,

_____________________

   /1/ Amount inserted must not exceed the Stated Amount or the Interest Component of the Letter of Credit at the time of drawing.

   /2/ The date must be at least 10 Business Days prior to the date of the drawing under the Letter of Credit.

   /3/ The date inserted must be at least 10 Business Days prior to the making of the drawing.

     Beneficiary will apply same directly to the payment of the unpaid interest on the Seller Convertible Bonds.

          (4) Upon the making of the payment in respect of this drawing, the Bank shall (and the Beneficiary hereby agrees that the Bank shall) be subrogated to all rights of the Beneficiary with respect to the repayment of the amounts demanded hereby, and to all guarantees and security thereof, if any. Promptly following the payment in full of any Seller Convertible Bond or of a coupon thereof, as the case may be, with a drawing under this Letter of Credit, the Beneficiary shall deliver (i) the coupon of such Seller Convertible Bond to the Bank if only such coupon was repaid with a drawing under this Letter of Credit, or (ii) the Seller Convertible Bond if such Seller Convertible Bond was repaid under this Letter of Credit.


          IN WITNESS WHEREOF, Beneficiary has executed and delivered this Certificate as of the ____ day of ______, 199___.



                                        [NAME OF BENEFICIARY]



                                        By:  ___________________
                                             Name:
                                             Title:


Payment Instructions:

                           Annex C to Irrevocable Letter of Credit No. _________


                          CERTIFICATE FOR "C" DRAWING


                                    [Date]


[Name and Address of
Issuing Bank]


Attention:  Letter of Credit Division


Re:  Irrevocable Letter of Credit No.
- ----------------------------------------

          1. [insert name of Authorized Officer executing this certificate], a duly Authorized Officer of Corporacion Industrial y Financiera de Banesto (the "Beneficiary"), hereby certifies to [Name of Issuing Bank] (the "Bank") that:

          (1) Unless otherwise defined herein, all capitalized terms used herein and defined in the above-referenced Letter of Credit shall be used herein as so defined.

          (2) Beneficiary is making a drawing under the Letter of Credit in the amount of _____________ pesetas,/1/ of which (x) ____________ pesetas /2/
     will be applied to the payment of outstanding principal of the Seller Convertible Bonds and (y) _____________ pesetas /3/ will be applied to payment of interest which has accrued on the Seller Convertible Bonds on or prior to the date of drawing and has not yet been paid. The aggregate amount demanded hereby has previously been demanded by the Beneficiary to be paid to Tudor (with a copy of such notice furnished to the Agents) on ______, 199 __ /4/, and has not been paid. The amount demanded hereby does not on the date hereof, and will not on the date payment hereunder is required to be made, exceed the Stated Amount of the Letter of Credit as then in effect, and the amount demanded hereby (x) in respect of principal shall not exceed the Principal Component of the Letter

________________

   /1/ Amount inserted must not exceed the Stated Amount of the Letter of Credit at the time of drawing.

   /2/ Amount inserted must not exceed the Principal Component of the Letter of Credit at the time of the drawing.

   /3/ Amount inserted must not exceed the Interest Component at the time of drawing.

   /4/ The date inserted must be at least 10 Business Days prior to the making of the drawing.

     of Credit as then in effect and (y) in respect of interest shall not exceed the Interest Component of the Letter of Credit as then in effect, and the Letter of Credit has not terminated in accordance with its terms prior to the date of making of this drawing.

          (3) [Prior to the making of this drawing, the Beneficiary received a Notice of Termination from the Bank pursuant to the Letter of Credit.] [Prior to the making of this drawing, the Beneficiary received a Notice of Expiration from the Bank pursuant to the Letter of Credit.] [This drawing is an Expiry Drawing under, and as defined in, the Letter of Credit, and the Outside Expiry Date shall occur within 30 days of the making of this drawing.] [Prior to the making of this drawing, a B Drawing was made pursuant to the Letter of Credit, as a result of which the Interest Component was reduced on _________, 199__, /5/ and the Interest Component has not been reinstated by the Bank after the making of such B Drawing and prior to the date of this drawing.]/6/

          (4) Upon its receipt of the amount demanded under the Letter of Credit, Beneficiary will apply same directly to the payment of the unpaid principal of, and interest on, the Seller Convertible Bonds.

          (5) Upon the making of the payment in respect of this drawing, the Bank shall (and the Beneficiary hereby agrees that the Bank shall) be subrogated to all rights of the Beneficiary with respect to the repayment of the amounts demanded hereby, and to all guarantees and security therefor, if any. Upon the making of this drawing, Seller shall deliver to the Bank all Seller Convertible Bonds which are being repaid with the proceeds of such drawing, which Seller Convertible Bonds have been delivered to the Bank concurrently with the making of this drawing.


_______________

   /5/ Date inserted must be at least 10 Business Days before the drawing date.

   /6/ One of the bracketed alternatives must be inserted, as applicable.

          IN WITNESS WHEREOF, Beneficiary has executed and delivered this Certificate as of the ____ day of ______, 199___.



                                        [NAME OF BENEFICIARY]



                                        By:  ___________________
                                             Name:
                                             Title:


Payment Instructions:

                       Annex D to Irrevocable Letter of Credit No. _____________


                         CERTIFICATE FOR THE PERMANENT
                          REDUCTION OF STATED AMOUNT
                          --------------------------



[Name and address of Issuing Bank]

Attention:  Letter of Credit Division


Re:  Irrevocable Letter of Credit No.
- ----------------------------------------

          1. [insert name of duly Authorized Officer executing this certificate], a duly Authorized Officer of Corporacion Industrial y Financiera de Banesto (the "Seller"), hereby certifies the following to [Name of Issuing Bank] (the "Bank") with reference to the Bank's Irrevocable letter of Credit No. _______ (the "Letter of Credit"). Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

          (1) The aggregate principal amount of the Seller Convertible Bonds outstanding has been reduced to ______________ pesetas.

          (2) The Principal Component is hereby correspondingly reduced to ___________ pesetas.

          (3) The Interest Component is hereby reduced to __________ pesetas calculated by multiplying the amount in the last line of paragraph (1) by ___% and multiplying the product thereof by the quotient of 180 divided by 360, to reflect the amount of interest allocable to the reduced amount of principal set forth in paragraph (2) hereof.


     IN WITNESS WHEREOF, the Beneficiary has executed this Certificate as of the ____ day of ________, 199___.


                                        [NAME OF BENEFICIARY]


                                        By:  ______________________
                                             Name:
                                             Title:

                                                   Certificate for Reinstatement
                                                           of Interest Component



Corporacion Industrial y Financiera
 de Banesto
(the "Beneficiary")
[address]



Re: Irrevocable Letter of Credit No.
- ---------------------------------------


          1. [insert name of duly authorized officer executing this certificate], a duly authorized officer of [name of Issuing Bank] (the "Issuer") of the above referenced Letter of Credit (the "Letter of Credit") hereby certifies to the Beneficiary the following. All capitalized terms used herein and not defined shall have the respective meaning as set forth in the Letter of Credit.

          (1) The Interest Component is hereby reinstated to ___________/1/ pesetas.

          IN WITNESS WHEREOF, the Issuer has executed this certificate as of the _________________ day of ___________, 199____.

                                        [NAME OF ISSUING BANK]


                                        By:  _______________________
                                             Name:
                                             Title:


___________________

   /1/ The Interest Component should be increased to an amount equal to the Interest Component before giving effect to the B Drawing or B Drawings which reduced same, provided that in no event shall the Interest Component be required to be reinstated to an amount in excess of 180 days interest (computed at a rate of _____% per annum and on the basis of a 360 day year, actual days elapsed).

                                  SCHEDULE 11

                                  SCHEDULE 12

                                  SCHEDULE 13

                 [FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT]
                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT") is entered into by and between _________________, a _____________ with its registered office at ________________, as assignor (the "ASSIGNOR") and _________________, a ________________ with its registered office at ______________, as assignee (the "ASSIGNEE") and relates to that certain Facilities Agreement , dated 30th November, 1995, among Compagnie Europeenne D'Accumulateurs S.A., Euro Exide Corporation Limited, Exide Holdings France S.A. and Sociedad Espanola del Acumulador Tudor S.A., as Lead Borrowers, Bankers Trust Company, as Lead Arranger, Agent, an Underwriter and Security Agent, the Underwriters and Co-Arrangers described therein, and the Lenders described therein (said Facilities Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "FACILITIES AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:


          SECTION 1.     ASSIGNMENT AND ASSUMPTION.
                         --------------------------

          (a) Effective upon the Effective Date (as defined herein), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from assignor, all of Assignor's rights and obligations as a Borrower with respect to FF_____________ of the Assignor's Financial Indebtedness in respect of its Tranche B Multicurrency Term Loan (the "ASSIGNED AMOUNT").

          (b) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Facilities Agreement and shall have all of the rights and obligations under the Finance Documents, and shall be deemed to have made all of the covenants, representations, warranties and agreements contained in the Finance Documents, arising out of or otherwise related to the Assigned Amount, and (ii) with respect to the Assigned Amount only, Assignor shall be released from any of such obligations, covenants, representations, warranties and agreements assumed or made by Assignee. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(c) is expressly made for the benefit of the Finance Parties and the Assignor and their respective successors and permitted assigns.

          (c) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Amount, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to its Financial Indebtedness under the Finance Documents shall have no effect on the rights and obligations of the Assignee with respect to the Assigned Amount, and (iii) from and after the Settlement Date, Assignee shall make all payments to the Agent required under the Finance Documents in respect of the Assigned Amount (including without limitation all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto).


          SECTION 2.     CERTAIN REPRESENTATIONS AND WARRANTIES
                         --------------------------------------

          Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.


          SECTION 3.     MISCELLANEOUS.
                         --------------

          (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

          (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the Agent and by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

          (c) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (d) This Agreement shall be governed by and construed in accordance with the laws of England.

          (e) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterpart and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (f) This Agreement shall become effective upon the date (the "EFFECTIVE DATE") upon which all of the following conditions are satisfied:
(i) the execution of a counterpart hereof by each of Assignor and Assignee and
(ii) satisfaction of those requirements
for the assignment of Permitted Assumed Debt set forth in the definition thereof in Clause 1 of the Facilities Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date hereof.


Dated:______________ __, 199_



          [Name of Assignor],
          as Assignor

          By:____________________
          [Name]
          [Title]



          [Name of Assignee],
          as Assignee



          By:____________________
          [Name]
          [Title]


          Acknowledged by
          BANKERS TRUST COMPANY, in its capacity
          as Agent


          By:____________________
          [Name]
          [Title]

          Acknowledged by
          EXIDE HOLDINGS FRANCE S.A., in its capacity as Borrower's Agent

          By:           ____________________
                        [Name]
                        [Title]

                                  SCHEDULE 14